UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03826

AIM Sector Funds (Invesco Sector Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:                (713) 626-1919

Date of fiscal year end:	04/30

Date of reporting period:	04/30/22

ITEM 1.        REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	April 30, 2022

Invesco American Value Fund

Nasdaq:

A: MSAVX ∎ C: MSVCX ∎ R: MSARX ∎ Y: MSAIX ∎ R5: MSAJX ∎ R6: MSAFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2022, Class A shares of Invesco American Value Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.07%
Class C Shares	-2.77
Class R Shares	-2.32
Class Y Shares	-1.81
Class R5 Shares	-1.75
Class R6 Shares	-1.69
S&P 500 Index▼ (Broad Market Index)	0.21
Russell Midcap Value Index▼ (Style-Specific Index)	0.00
Lipper Mid-Cap Value Funds Index◾ (Peer Group Index)	1.08

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

During the fiscal year, we announced changes to the portfolio management team and process for the Fund. Effective March 10, 2022, Jonathan Edwards and Jonathan Mueller and their team took over the management of the Fund. While the investment objective of the Fund did not change, the investment process changed such that the Fund now uses a traditional intrinsic value approach in which the primary goal is to seek to create capital appreciation by maintaining a long-term investment horizon and investing in companies that are significantly undervalued on an absolute basis.

    The new team believes intrinsic value represents the fair economic worth of a business. Since their application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of the process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, the Fund’s investments have little in common with popular stock market indexes and most of our peers. Third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers since we typically structure the portfolio significantly differently than these benchmarks.

    The Fund underperformed its style-specific benchmark the Russell Midcap Value Index during the fiscal year. Stock selection combined with an overweight position in energy contributed the most to performance relative to the Russell Midcap Value Index. Stock selection in health care also helped relative returns. Stock selection in consumer staples and materials detracted the most from relative performance during the fiscal year. On an absolute basis, holdings within the energy sector made the largest contribution to overall returns, while holdings within consumer discretionary and industrials were the largest detractors.

    Energy holdings Devon Energy and Pioneer Natural Resources were among the largest contributors to overall Fund performance. Shares of these companies rose along with the energy sector in general due to the sharp rise in oil prices. Financial services company Athene was also among the largest contributor to overall Fund performance. Shares of the retirement services company rose in anticipation of its merger with Apollo Global on January 1, 2022. We continued to hold the position in Apollo Global after the merger.

    Industrial company Vertiv was the largest detractor of overall Fund performance during the fiscal year. Shares of the electrical equipment and parts company were negatively impacted by inflation and supply chain issues during the fiscal year. Information technology company Sabre and consumer discretionary company Bally’s were also among the largest detractors from overall Fund performance. The new team sold the Fund’s positions in both companies toward the end of the fiscal year.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund was attractive, according to our estimation. While there is no

2	Invesco American Value Fund

assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation. We will continue to work hard to protect and grow the Fund’s estimated intrinsic value.

We thank you for your investment in Invesco American Value Fund and for sharing our long-term investment perspective.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Jonathan Edwards - Lead

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco American Value Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	8.80%
10 Years	7.89
5 Years	5.77
1 Year	-7.45

Class C Shares
Inception (10/18/93)	8.78%
10 Years	7.87
5 Years	6.21
1 Year	-3.61

Class R Shares
Inception (3/20/07)	6.59%
10 Years	8.23
5 Years	6.70
1 Year	-2.32

Class Y Shares
Inception (2/7/06)	7.81%
10 Years	8.77
5 Years	7.24
1 Year	-1.81

Class R5 Shares
Inception (6/1/10)	10.19%
10 Years	8.89
5 Years	7.33
1 Year	-1.75

Class R6 Shares
10 Years	8.95%
5 Years	7.40
1 Year	-1.69

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco American Value Fund

Supplemental Information

Invesco American Value Fund’s investment objective is long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation

(the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco American Value Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	30.76%

Energy	18.07

Health Care	12.05

Financials	8.69

Consumer Discretionary	6.97

Consumer Staples	6.38

Materials	6.23

Information Technology	5.97

Utilities	1.52

Money Market Funds Plus Other Assets Less Liabilities	3.36

Top 10 Equity Holdings*

		% of total net assets

1.	AECOM	3.01%

2.	Flex Ltd.	2.96

3.	Air Lease Corp.	2.93

4.	Pioneer Natural Resources Co.	2.63

5.	Diamondback Energy, Inc.	2.62

6.	Cigna Corp.	2.58

7.	Spectrum Brands Holdings, Inc.	2.57

8.	Univar Solutions, Inc.	2.54

9.	Fresenius Medical Care AG & Co. KGaA	2.53

10.	Encompass Health Corp.	2.49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco American Value Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value
Common Stocks & Other Equity Interests–96.64%

Aerospace & Defense–5.34%
BWX Technologies, Inc.	434,300	$ 22,548,856
Huntington Ingalls Industries, Inc.	171,100	36,399,814
Rheinmetall AG (Germany)	165,600	37,431,094
		96,379,764

Agricultural & Farm Machinery–0.98%
AGCO Corp.	138,150	17,600,310

Asset Management & Custody Banks–1.32%
Apollo Global Management, Inc.(b)	477,589	23,764,829

Auto Parts & Equipment–1.74%
Dana, Inc.(b)	2,114,400	31,314,264

Construction & Engineering–4.63%
AECOM	768,500	54,225,360
HOCHTIEF AG (Germany)	210,100	12,802,965
MasTec, Inc.(b)(c)	228,700	16,468,687
		83,497,012

Construction Machinery & Heavy Trucks–0.83%
Oshkosh Corp.	162,646	15,034,996

Copper–1.18%
Freeport-McMoRan, Inc.	525,645	21,314,905

Distributors–1.89%
LKQ Corp.(b)	685,929	34,042,656

Diversified Chemicals–2.39%
Huntsman Corp.(b)	1,272,700	43,106,349

Electrical Components & Equipment–1.77%
Vertiv Holdings Co.	2,541,214	31,841,411

Electronic Manufacturing Services–5.05%
Flex Ltd.(c)	3,240,723	53,439,522
Jabil, Inc.	651,400	37,605,322
		91,044,844

Food Distributors–3.81%
Performance Food Group Co.(b)(c)	772,154	38,028,584
US Foods Holding Corp.(c)	817,742	30,763,454
		68,792,038

Gold–1.03%
Yamana Gold, Inc. (Brazil)	3,380,300	18,625,453

Health Care Facilities–4.53%
Encompass Health Corp.	652,711	44,926,098
Universal Health Services, Inc., Class B	299,510	36,698,960
		81,625,058

Health Care Services–5.11%
Cigna Corp.	188,300	46,468,674
Fresenius Medical Care AG & Co. KGaA (Germany)	728,800	45,648,120
		92,116,794

	Shares	Value

Hotels, Resorts & Cruise Lines–3.34%
Booking Holdings, Inc.(c)	10,800	$ 23,871,348
Hilton Grand Vacations, Inc.(c)	321,917	15,075,373
Travel + Leisure Co.	382,633	21,228,479
		60,175,200

Household Products–2.57%
Spectrum Brands Holdings, Inc.(b)	544,500	46,320,615

Human Resource & Employment Services–1.82%
ManpowerGroup, Inc.	363,926	32,826,125

Independent Power Producers & Energy Traders–1.52%
Vistra Corp.	1,094,100	27,374,382

Industrial Machinery–1.93%
Timken Co. (The)(b)	602,900	34,751,156

Integrated Oil & Gas–1.59%
Shell PLC, ADR (Netherlands)	536,400	28,659,852

Life & Health Insurance–2.04%
Globe Life, Inc.	376,035	36,881,513

Managed Health Care–2.41%
Centene Corp.(c)	539,421	43,450,362

Oil & Gas Exploration & Production–11.15%
APA Corp.	590,900	24,185,537
ARC Resources Ltd. (Canada)	2,118,100	29,364,700
Diamondback Energy, Inc.(b)	374,087	47,221,002
Ovintiv, Inc.(b)	611,400	31,297,566
Pioneer Natural Resources Co.	204,158	47,460,610
Southwestern Energy Co.(b)(c)	2,871,600	21,537,000
		201,066,415

Oil & Gas Refining & Marketing–4.19%
HF Sinclair Corp.(b)	666,400	25,336,528
Marathon Petroleum Corp.	249,400	21,762,644
Phillips 66	327,000	28,370,520
		75,469,692

Oil & Gas Storage & Transportation–1.14%
New Fortress Energy, Inc.(b)	529,800	20,545,644

Paper Packaging–0.52%
Sealed Air Corp.	146,900	9,432,449

Regional Banks–5.33%
Huntington Bancshares, Inc.(b)	3,330,070	43,790,420
PacWest Bancorp	487,753	16,042,196
Texas Capital Bancshares, Inc.(c)	3,432	176,268
Webster Financial Corp.	721,400	36,062,786
		96,071,670

Research & Consulting Services–5.88%
CACI International, Inc., Class A(b)(c)	130,962	34,744,219
Jacobs Engineering Group, Inc.	266,600	36,937,430
KBR, Inc.(b)	696,600	34,293,618
		105,975,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco American Value Fund

	Shares	Value
Semiconductors–0.92%
Skyworks Solutions, Inc.	146,200	$ 16,564,460

Specialty Chemicals–1.11%
Axalta Coating Systems Ltd.(c)	790,500	20,054,985

Trading Companies & Distributors–7.58%
AerCap Holdings N.V. (Ireland)(c)	383,900	17,931,969
Air Lease Corp.	1,309,500	52,746,660
Univar Solutions, Inc.(c)	1,570,100	45,721,312
WESCO International, Inc.(c)	164,900	20,325,574
		136,725,515
Total Common Stocks & Other Equity Interests (Cost $1,658,381,764)		1,742,445,985

Money Market Funds–4.66%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e)	27,522,084	27,522,084
Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(d)(e)	24,981,460	24,976,463
Invesco Treasury Portfolio, Institutional Class, 0.23%(d)(e)	31,453,810	31,453,810
Total Money Market Funds (Cost $83,950,118)		83,952,357
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.30% (Cost $1,742,331,882)		1,826,398,342

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.52%
Invesco Private Government Fund, 0.40%(d)(e)(f)	35,753,915	$35,753,915

Invesco Private Prime Fund, 0.35%(d)(e)(f)	81,914,979	81,914,979

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $117,666,276)		117,668,894

TOTAL INVESTMENTS IN SECURITIES–107.82% (Cost $1,859,998,158)		1,944,067,236

OTHER ASSETS LESS LIABILITIES–(7.82)%		(140,995,422)

NET ASSETS-100.00%		$1,803,071,814

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,156,744	$155,914,554	$(142,549,214)	$ -	$-	$27,522,084	$6,993
Invesco Liquid Assets Portfolio, Institutional Class	15,093,238	111,367,538	(101,475,878)	(952)	(7,483)	24,976,463	10,297
Invesco Treasury Portfolio, Institutional Class	16,179,136	178,188,061	(162,913,387)	-	-	31,453,810	8,937
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	372,226,240	(336,472,325)	-	-	35,753,915	14,546*
Invesco Private Prime Fund	-	622,861,185	(540,923,168)	2,618	(25,656)	81,914,979	64,127*
Total	$45,429,118	$1,440,557,578	$(1,284,333,972)	$1,666	$(33,139)	$201,621,251	$104,900

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco American Value Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $1,658,381,764)*	$1,742,445,985

Investments in affiliated money market funds, at value (Cost $201,616,394)	201,621,251

Foreign currencies, at value (Cost $142,837)	140,146

Receivable for:
Fund shares sold	539,710

Dividends	531,241

Investment for trustee deferred compensation and retirement plans	290,982

Other assets	59,810

Total assets	1,945,629,125

Liabilities:
Payable for:
Investments purchased	21,845,118

Fund shares reacquired	1,328,508

Collateral upon return of securities loaned	117,666,276

Accrued fees to affiliates	1,040,226

Accrued trustees’ and officers’ fees and benefits	563

Accrued other operating expenses	270,107

Trustee deferred compensation and retirement plans	406,513

Total liabilities	142,557,311

Net assets applicable to shares outstanding	$1,803,071,814

Net assets consist of:
Shares of beneficial interest	$1,445,734,550

Distributable earnings	357,337,264

$1,803,071,814

Net Assets:
Class A	$1,475,253,291

Class C	$52,304,286

Class R	$59,416,237

Class Y	$145,106,280

Class R5	$10,443,115

Class R6	$60,548,605

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	40,541,923

Class C	1,916,752

Class R	1,650,377

Class Y	3,945,675

Class R5	283,705

Class R6	1,644,823

Class A:
Net asset value per share	$36.39

Maximum offering price per share (Net asset value of $36.39 ÷ 94.50%)	$38.51

Class C:
Net asset value and offering price per share	$27.29

Class R:
Net asset value and offering price per share	$36.00

Class Y:
Net asset value and offering price per share	$36.78

Class R5:
Net asset value and offering price per share	$36.81

Class R6:
Net asset value and offering price per share	$36.81

*	At April 30, 2022, securities with an aggregate value of $112,266,878 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco American Value Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $96,647)	$30,232,002

Dividends from affiliated money market funds (includes securities lending income of $103,769)	129,996

Total investment income	30,361,998

Expenses:
Advisory fees	12,692,841

Administrative services fees	280,838

Custodian fees	1,023

Distribution fees:
Class A	3,990,326

Class C	596,903

Class R	321,858

Transfer agent fees – A, C, R and Y	3,089,592

Transfer agent fees – R5	11,478

Transfer agent fees – R6	17,569

Trustees’ and officers’ fees and benefits	51,469

Registration and filing fees	110,685

Reports to shareholders	98,396

Professional services fees	55,758

Other	20,443

Total expenses	21,339,179

Less: Fees waived and/or expense offset arrangement(s)	(22,597)

Net expenses	21,316,582

Net investment income	9,045,416

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	484,039,986

Affiliated investment securities	(33,139)

Foreign currencies	(83,778)

483,923,069

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(529,643,533)

Affiliated investment securities	1,666

Foreign currencies	(1,395)

(529,643,262)

Net realized and unrealized gain (loss)	(45,720,193)

Net increase (decrease) in net assets resulting from operations	$(36,674,777)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco American Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$9,045,416	$4,162,325

Net realized gain	483,923,069	153,765,808

Change in net unrealized appreciation (depreciation)	(529,643,262)	681,073,226

Net increase (decrease) in net assets resulting from operations	(36,674,777)	839,001,359

Distributions to shareholders from distributable earnings:
Class A	(181,193,783)	(4,146,689)

Class C	(8,466,121)	(94,111)

Class R	(7,231,983)	(135,567)

Class Y	(16,738,651)	(746,364)

Class R5	(1,393,261)	(54,752)

Class R6	(7,165,458)	(294,940)

Total distributions from distributable earnings	(222,189,257)	(5,472,423)

Share transactions–net:
Class A	55,579,491	(198,498,005)

Class C	(2,000,747)	(34,173,796)

Class R	1,130,268	(12,237,225)

Class Y	16,186,725	(85,999,650)

Class R5	(323,638)	(4,378,364)

Class R6	4,931,376	(14,224,750)

Net increase (decrease) in net assets resulting from share transactions	75,503,475	(349,511,790)

Net increase (decrease) in net assets	(183,360,559)	484,017,146

Net assets:
Beginning of year	1,986,432,373	1,502,415,227

End of year	$1,803,071,814	$1,986,432,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$41.96	$0.19	$(0.84)	$(0.65)	$(0.09)	$(4.83)	$(4.92)	$36.39	(2.07)%		$1,475,253	1.11%		1.11%		0.45%		117%
Year ended 04/30/21	25.84	0.08	16.14	16.22	(0.10)	–	(0.10)	41.96	62.87		1,630,250	1.16		1.18		0.24		58
Year ended 04/30/20	34.02	0.17	(7.29)	(7.12)	–	(1.06)	(1.06)	25.84	(21.65)		1,167,164	1.21		1.21		0.53		38
Year ended 04/30/19	38.47	0.13	(0.69)	(0.56)	(0.14)	(3.75)	(3.89)	34.02	(0.03)		871,220	1.19		1.19		0.37		38
Year ended 04/30/18	38.52	0.07	4.37	4.44	(0.24)	(4.25)	(4.49)	38.47	12.11		938,346	1.19		1.19		0.19		44
Class C
Year ended 04/30/22	32.81	(0.09)	(0.60)	(0.69)	–	(4.83)	(4.83)	27.29	(2.77	)(d)	52,304	1.84	(d)	1.84	(d)	(0.28	)(d)	117
Year ended 04/30/21	20.31	(0.11)	12.65	12.54	(0.04)	–	(0.04)	32.81	61.76	(d)	64,246	1.86	(d)	1.89	(d)	(0.46	)(d)	58
Year ended 04/30/20	27.15	(0.05)	(5.73)	(5.78)	–	(1.06)	(1.06)	20.31	(22.20	)(d)	67,089	1.93	(d)	1.93	(d)	(0.19	)(d)	38
Year ended 04/30/19	31.66	(0.11)	(0.65)	(0.76)	–	(3.75)	(3.75)	27.15	(0.77	)(d)	29,562	1.91	(d)	1.91	(d)	(0.35	)(d)	38
Year ended 04/30/18	32.44	(0.17)	3.64	3.47	–	(4.25)	(4.25)	31.66	11.30	(d)	82,217	1.92	(d)	1.92	(d)	(0.54	)(d)	44
Class R
Year ended 04/30/22	41.58	0.09	(0.84)	(0.75)	–	(4.83)	(4.83)	36.00	(2.32)		59,416	1.36		1.36		0.20		117
Year ended 04/30/21	25.65	0.00	16.01	16.01	(0.08)	–	(0.08)	41.58	62.48		66,822	1.40		1.43		0.00		58
Year ended 04/30/20	33.86	0.09	(7.24)	(7.15)	–	(1.06)	(1.06)	25.65	(21.84)		51,330	1.46		1.46		0.28		38
Year ended 04/30/19	38.24	0.04	(0.67)	(0.63)	–	(3.75)	(3.75)	33.86	(0.28)		19,979	1.44		1.44		0.12		38
Year ended 04/30/18	38.26	(0.02)	4.33	4.31	(0.08)	(4.25)	(4.33)	38.24	11.81		25,189	1.44		1.44		(0.06)		44
Class Y
Year ended 04/30/22	42.34	0.29	(0.84)	(0.55)	(0.18)	(4.83)	(5.01)	36.78	(1.81)		145,106	0.86		0.86		0.70		117
Year ended 04/30/21	26.04	0.16	16.29	16.45	(0.15)	–	(0.15)	42.34	63.28		148,861	0.91		0.93		0.49		58
Year ended 04/30/20	34.28	0.25	(7.34)	(7.09)	(0.09)	(1.06)	(1.15)	26.04	(21.46)		154,826	0.96		0.96		0.78		38
Year ended 04/30/19	38.76	0.23	(0.71)	(0.48)	(0.25)	(3.75)	(4.00)	34.28	0.21		155,238	0.94		0.94		0.62		38
Year ended 04/30/18	38.80	0.17	4.40	4.57	(0.36)	(4.25)	(4.61)	38.76	12.38		208,223	0.94		0.94		0.44		44
Class R5
Year ended 04/30/22	42.39	0.32	(0.85)	(0.53)	(0.22)	(4.83)	(5.05)	36.81	(1.75)		10,443	0.79		0.79		0.77		117
Year ended 04/30/21	26.06	0.20	16.30	16.50	(0.17)	–	(0.17)	42.39	63.44		12,304	0.79		0.79		0.61		58
Year ended 04/30/20	34.30	0.28	(7.33)	(7.05)	(0.13)	(1.06)	(1.19)	26.06	(21.36)		10,999	0.86		0.86		0.88		38
Year ended 04/30/19	38.80	0.26	(0.73)	(0.47)	(0.28)	(3.75)	(4.03)	34.30	0.27		27,732	0.86		0.86		0.70		38
Year ended 04/30/18	38.84	0.20	4.43	4.63	(0.42)	(4.25)	(4.67)	38.80	12.53		62,354	0.86		0.86		0.52		44
Class R6
Year ended 04/30/22	42.38	0.35	(0.85)	(0.50)	(0.24)	(4.83)	(5.07)	36.81	(1.69)		60,549	0.72		0.72		0.84		117
Year ended 04/30/21	26.05	0.21	16.30	16.51	(0.18)	–	(0.18)	42.38	63.53		63,949	0.75		0.75		0.65		58
Year ended 04/30/20	34.31	0.30	(7.34)	(7.04)	(0.16)	(1.06)	(1.22)	26.05	(21.32)		51,007	0.79		0.79		0.95		38
Year ended 04/30/19	38.82	0.29	(0.73)	(0.44)	(0.32)	(3.75)	(4.07)	34.31	0.37		68,568	0.78		0.78		0.78		38
Year ended 04/30/18	38.88	0.24	4.42	4.66	(0.47)	(4.25)	(4.72)	38.82	12.59		140,889	0.77		0.77		0.61		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $846,125,268 in connection with the acquisition of Invesco Oppenheimer Mid Cap Value Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98%, 0.96%, 0.97%, 0.97% and 0.97% for the years ended April 30, 2022, 2021, 2020, 2019 and 2018 respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco American Value Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco American Value Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, the Fund paid the Adviser $1,258 in fees for securities lending agent services.

J.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant

15	Invesco American Value Fund

economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.720%

Next $500 million	0.715%

Next $1 billion	0.585%

Next $4 billion	0.563%

Over $6 billion	0.543%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.16%, 1.90%, 1.40%, 0.91%, 0.80% and 0.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $20,666.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $185,024 in front-end sales commissions from the sale of Class A shares and $5,558 and $886 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $43,746 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

16	Invesco American Value Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,646,563,806	$95,882,179	$–	$1,742,445,985
Money Market Funds	83,952,357	117,668,894	–	201,621,251
Total Investments	$1,730,516,163	$213,551,073	$–	$1,944,067,236

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,931.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
Ordinary income*	$73,499,380	$5,472,423
Long-term capital gain	148,689,877	–
Total distributions	$222,189,257	$5,472,423

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$390,627,890

Net unrealized appreciation – investments	72,748,779

Net unrealized appreciation (depreciation) – foreign currencies	(1,395)

Temporary book/tax differences	(357,192)

Capital loss carryforward	(105,680,818)

Shares of beneficial interest	1,445,734,550

Total net assets	$1,803,071,814

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17	Invesco American Value Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$80,684,491	$24,996,327	$105,680,818

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $2,211,357,663 and $2,365,232,634, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$162,892,178

Aggregate unrealized (depreciation) of investments	(90,143,399)

Net unrealized appreciation of investments	$72,748,779

Cost of investments for tax purposes is $1,871,318,457.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and equalization, on April 30, 2022, undistributed net investment income was decreased by $8,881,523, undistributed net realized gain was increased by $6,731,523 and shares of beneficial interest was increased by $2,150,000. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,506,883	$101,983,627	2,585,629	$85,684,458

Class C	320,077	10,094,048	349,409	9,250,105

Class R	251,204	10,133,421	294,711	9,711,425

Class Y	861,822	34,938,522	830,670	27,018,870

Class R5	39,231	1,626,581	50,990	1,666,035

Class R6	386,073	15,851,962	330,842	10,668,544

Issued as reinvestment of dividends:
Class A	4,489,149	170,856,852	111,920	3,863,469

Class C	289,108	8,271,367	3,375	91,331

Class R	191,434	7,215,168	3,951	135,273

Class Y	359,696	13,823,134	16,838	586,139

Class R5	36,123	1,389,281	1,568	54,625

Class R6	177,502	6,824,948	8,210	285,886

Automatic conversion of Class C shares to Class A shares:
Class A	198,914	8,020,020	612,496	20,618,291

Class C	(259,857)	(8,020,020)	(781,618)	(20,618,291)

Reacquired:
Class A	(5,505,513)	(225,281,008)	(9,633,592)	(308,664,223)

Class C	(390,903)	(12,346,142)	(916,175)	(22,896,941)

Class R	(399,338)	(16,218,321)	(692,899)	(22,083,923)

Class Y	(791,393)	(32,574,931)	(3,277,162)	(113,604,659)

Class R5	(81,883)	(3,339,500)	(184,479)	(6,099,024)

Class R6	(427,612)	(17,745,534)	(788,405)	(25,179,180)

Net increase (decrease) in share activity	2,250,717	$75,503,475	(11,073,721)	$(349,511,790)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18	Invesco American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco American Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$951.90	$5.28	$1,019.39	$5.46	1.09%
Class C	1,000.00	948.50	8.74	1,015.82	9.05	1.81
Class R	1,000.00	950.50	6.48	1,018.15	6.71	1.34
Class Y	1,000.00	953.10	4.07	1,020.63	4.21	0.84
Class R5	1,000.00	953.30	3.73	1,020.98	3.86	0.77
Class R6	1,000.00	953.70	3.39	1,021.32	3.51	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20	Invesco American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$150,839,877
Qualified Dividend Income*	65.70%
Corporate Dividends Received Deduction*	63.67%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	1.76%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$60,429,154

21	Invesco American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco American Value Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-AMVA-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Comstock Fund

Nasdaq:

A: ACSTX ∎ C: ACSYX ∎ R: ACSRX ∎ Y: ACSDX ∎ R5: ACSHX ∎ R6: ICSFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2022, Class A shares of Invesco Comstock Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.29%
Class C Shares	8.50
Class R Shares	9.01
Class Y Shares	9.57
Class R5 Shares	9.63
Class R6 Shares	9.72
S&P 500 Index▼ (Broad Market Index)	0.21
Russell 1000 Value Index▼ (Style-Specific Index)	1.32
Lipper Large-Cap Value Funds Index◾ (Peer Group Index)	0.85

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    On the positive side, stock selection and an overweight in the energy sector boosted the Fund’s relative returns for the fiscal year. Energy stocks were buoyed by rising oil prices resulting from OPEC production cuts, a massive decrease in production from oil and gas companies and the war in Ukraine halting Russian oil supply to Europe. Devon Energy, Marathon Oil and Suncor Energy were leading contributors to the Fund’s absolute and relative returns. Even with the rally in energy stocks, we believed the fundamental backdrop for energy companies is the most favorable in a decade. A material underweight in communication services enhanced the Fund’s relative returns, as the sector was the worst-performing sector for the fiscal year, posting negative returns of over 20%. Stock selection within health care and materials sectors also boosted the Fund’s relative returns. In health care, McKesson, HCA Healthcare, Anthem and CVS Health were top performers. McKesson returned over 60% for the fiscal year, as earnings and revenues handily beat expectations and management provided upbeat guidance for the rest of 2022. Strong stock selection in the materials sector enhanced the Fund’s relative and absolute returns and CF Industries and Corteva were top contributors within the sector. During the first quarter of 2022, CF Industries, a hydrogen and nitrogen producer for fertilizer and industrial use, beat earnings estimates and reported a year-over-year sales increase of more than 130%, with higher average selling prices for its top products.

    On the negative side, stock selection in the financials sector was a large detractor from the Fund’s relative returns. Financial stocks generally underperformed on a relative and absolute basis on investors’ recession concerns as inflation and interest rates continued to rise. During the first quarter of 2022, the yield curve briefly inverted, with shorter-maturity bonds yielding more than longer-maturity bonds. Historically, an inverted yield curve has signaled an impending recession, although not necessarily imminent. State Street and Citizens Financial Group were notable individual detractors from the Fund’s relative performance. However, not owning Berkshire Hathaway had the largest negative effect on the Fund’s relative returns as the stock performed well for the fiscal year. Stock selection in the consumer discretionary sector detracted from the Fund’s relative return. General Motors and Las Vegas Sands were the largest detractors in the sector. Las Vegas Sands stock underperformed due to COVID-19 restrictions, uncertainty surrounding the Macau government’s re-tendering of casino/gaming licenses and divestiture of its US casinos. Having an underweight in the real estate sector also dampened relative returns, as the sector performed relatively well over the fiscal year.

    We used currency-forward contracts during the fiscal year to hedge currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for hedging. The use of currency-forward contracts had a slightly positive impact on the Fund’s relative performance.

    The Fund currently has a cyclical bias with overweight exposures in financial and energy companies. As of the end of the fiscal year, the Fund is also overweight in technology, consumer staples and industrial stocks. Conversely, the Fund is underweight in real estate, utilities, communication services, health care and consumer discretionary sectors.

    The market continues to digest meaningful macroeconomic and geopolitical shocks from

2	Invesco Comstock Fund

the Russia/Ukraine war, as evidenced by the sharp decline in the US and global equities to date in 2022. Supply chain concerns, rising wages and higher input costs are all risks to the recovery, which are further compounded by the Fed’s tightening of monetary policy. Against this extraordinarily difficult backdrop, we continue to believe the Fund is positioned to meet the current market and economic environment.

    Thank you for your investment in Invesco Comstock Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Devin Armstrong - Lead

Kevin Holt – Lead

James Warwick

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Comstock Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.74%
10 Years	10.78
5 Years	9.41
1 Year	3.30

Class C Shares
Inception (10/26/93)	9.80%
10 Years	10.75
5 Years	9.85
1 Year	7.50

Class R Shares
Inception (10/1/02)	9.42%
10 Years	11.13
5 Years	10.38
1 Year	9.01

Class Y Shares
Inception (10/29/04)	8.48%
10 Years	11.69
5 Years	10.94
1 Year	9.57

Class R5 Shares
Inception (6/1/10)	12.36%
10 Years	11.77
5 Years	11.01
1 Year	9.63

Class R6 Shares
10 Years	11.86%
5 Years	11.11
1 Year	9.72

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those of Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Comstock Fund

Supplemental Information

Invesco Comstock Fund’s investment objective is total return through growth of capital and current income.

∎ Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the

Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Comstock Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	19.78%

Health Care	18.45

Industrials	11.97

Energy	11.90

Information Technology	10.30

Consumer Staples	9.18

Consumer Discretionary	5.08

Materials	3.86

Communication Services	2.28

Other Sectors, Each Less than 2% of Net Assets	1.67

Money Market Funds Plus Other Assets Less Liabilities	5.53

Top 10 Equity Holdings*

		% of total net assets

1.	Philip Morris International, Inc.	3.12%

2.	Anthem, Inc.	2.82

3.	Bank of America Corp.	2.59

4.	Chevron Corp.	2.54

5.	Wells Fargo & Co.	2.32

6.	American International Group, Inc.	2.22

7.	Suncor Energy, Inc.	2.00

8.	McKesson Corp.	1.95

9.	Johnson & Johnson	1.87

10.	CVS Health Corp.	1.84

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Comstock Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value

Common Stocks & Other Equity Interests–94.47%
Aerospace & Defense–1.05%
Textron, Inc.	1,477,834	$102,340,004

Air Freight & Logistics–1.84%
FedEx Corp.	899,707	178,807,769

Apparel, Accessories & Luxury Goods–0.20%
Ralph Lauren Corp.	187,702	19,584,827

Asset Management & Custody Banks–1.45%
State Street Corp.	2,113,878	141,566,410

Automobile Manufacturers–1.59%
General Motors Co.(b)	4,078,400	154,612,144

Building Products–1.70%
Johnson Controls International PLC	2,762,554	165,394,108

Cable & Satellite–1.30%
Comcast Corp., Class A	3,178,558	126,379,466

Casinos & Gaming–1.31%
Las Vegas Sands Corp.(b)(c)	3,610,954	127,936,100

Communications Equipment–2.26%
Cisco Systems, Inc.	3,649,026	178,729,293

F5, Inc.(b)	250,209	41,887,489

		220,616,782

Construction Machinery & Heavy Trucks–3.22%
Caterpillar, Inc.	814,890	171,566,941

Wabtec Corp.(c)	1,578,961	141,964,383

		313,531,324

Diversified Banks–7.41%
Bank of America Corp.	7,064,252	252,052,511

Citigroup, Inc.	3,057,131	147,384,286

JPMorgan Chase & Co.	811,381	96,846,436

Wells Fargo & Co.	5,177,162	225,879,578

		722,162,811

Electric Utilities–0.79%
Constellation Energy Corp.	640,341	37,914,591

Exelon Corp.	827,486	38,709,795

		76,624,386

Electrical Components & Equipment–3.18%
Eaton Corp. PLC	1,103,383	160,012,603

Emerson Electric Co.	1,662,568	149,930,382

		309,942,985

Fertilizers & Agricultural Chemicals–2.18%
CF Industries Holdings, Inc.	1,419,029	137,404,578

Corteva, Inc.	1,299,669	74,977,905

		212,382,483

Health Care Distributors–3.14%
Henry Schein, Inc.(b)	1,432,366	116,164,883

McKesson Corp.	614,214	190,166,796

		306,331,679

	Shares	Value

Health Care Equipment–1.98%
Becton, Dickinson and Co.	448,257	$110,804,648

Medtronic PLC	785,609	81,986,155

		192,790,803

Health Care Facilities–2.01%
HCA Healthcare, Inc.	486,560	104,391,448

Universal Health Services, Inc., Class B(c)	744,181	91,184,498

		195,575,946

Health Care Services–1.84%
CVS Health Corp.	1,863,475	179,135,852

Health Care Supplies–0.47%
DENTSPLY SIRONA, Inc.	1,157,518	46,289,145

Hotel & Resort REITs–0.88%
Host Hotels & Resorts, Inc.	4,236,606	86,214,932

Hotels, Resorts & Cruise Lines–1.57%
Booking Holdings, Inc.(b)	68,995	152,500,338

Household Products–2.41%
Colgate-Palmolive Co.	1,055,245	81,306,627

Kimberly-Clark Corp.	1,102,958	153,123,659

		234,430,286

Industrial Conglomerates–0.98%
General Electric Co.(c)	1,281,033	95,501,010

Integrated Oil & Gas–4.64%
Chevron Corp.	1,579,334	247,434,258

Exxon Mobil Corp.	114,902	9,795,395

Suncor Energy, Inc. (Canada)	5,415,555	194,635,047

		451,864,700

Internet & Direct Marketing Retail–0.41%

eBay, Inc.	763,515	39,641,699

Investment Banking & Brokerage–2.34%
Goldman Sachs Group, Inc. (The)	421,619	128,800,388

Morgan Stanley	1,230,942	99,201,616

		228,002,004

IT Consulting & Other Services–3.13%
Cognizant Technology Solutions Corp., Class A	2,203,589	178,270,350

DXC Technology Co.(b)	4,425,526	127,012,596

		305,282,946

Life & Health Insurance–1.00%
MetLife, Inc.	1,489,284	97,816,173

Managed Health Care–3.14%
Anthem, Inc.	546,645	274,377,525

UnitedHealth Group, Inc.	61,330	31,189,371

		305,566,896

Multi-line Insurance–2.22%
American International Group, Inc.	3,694,356	216,156,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Comstock Fund

	Shares	Value

Oil & Gas Exploration & Production–7.26%
ConocoPhillips	1,257,975	$120,161,772

Devon Energy Corp.	2,387,998	138,909,844

Hess Corp.	1,508,736	155,505,419

Marathon Oil Corp.	5,509,567	137,298,410

Pioneer Natural Resources Co.	668,428	155,389,457

		707,264,902

Packaged Foods & Meats–0.78%
Kraft Heinz Co. (The)	1,786,234	76,147,155

Paper Packaging–1.68%
International Paper Co.	3,533,759	163,542,367

Pharmaceuticals–5.87%
Bristol-Myers Squibb Co.	1,488,549	112,043,083

Johnson & Johnson	1,011,155	182,473,032

Merck & Co., Inc.	1,475,110	130,827,506

Sanofi, ADR (France)	2,800,301	146,315,727

		571,659,348

Property & Casualty Insurance–0.93%
Allstate Corp. (The)(c)	720,035	91,113,229

Regional Banks–4.43%
Citizens Financial Group, Inc.	2,975,071	117,217,797

Fifth Third Bancorp	3,185,391	119,547,724

Huntington Bancshares, Inc.(c)	7,542,090	99,178,484

M&T Bank Corp.	576,455	96,060,461

		432,004,466

Semiconductors–3.43%
Intel Corp.	1,428,959	62,288,323

NXP Semiconductors N.V. (China)	917,233	156,755,120

QUALCOMM, Inc.	823,690	115,061,256

		334,104,699

Soft Drinks–1.38%
Coca-Cola Co. (The)	2,073,847	133,991,255

Systems Software–1.48%
Microsoft Corp.	518,225	143,817,802

	Shares	Value

Tobacco–4.61%
Altria Group, Inc.(c)	2,620,923	$145,644,691

Philip Morris International, Inc.	3,032,968	303,296,800

		448,941,491

Wireless Telecommunication Services–0.98%
T-Mobile US, Inc.(b)	776,700	95,642,838

Total Common Stocks & Other Equity Interests (Cost $5,678,756,236)		9,203,212,330

Money Market Funds–5.45%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e)	185,898,585	185,898,585

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(d)(e)	132,404,962	132,378,481

Invesco Treasury Portfolio, Institutional Class, 0.23%(d)(e)	212,455,525	212,455,525

Total Money Market Funds (Cost $530,725,747)		530,732,591

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $6,209,481,983)		9,733,944,921

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.63%
Invesco Private Government Fund, 0.40%(d)(e)(f)	18,385,302	18,385,302

Invesco Private Prime Fund, 0.35%(d)(e)(f)	42,899,037	42,899,037

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $61,283,919)		61,284,339

TOTAL INVESTMENTS IN SECURITIES–100.55% (Cost $6,270,765,902)		9,795,229,260

OTHER ASSETS LESS LIABILITIES—(0.55)%		(53,855,636)

NET ASSETS–100.00%		$9,741,373,624

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$47,711,355	$527,460,481	$(389,273,251)	$-	$-	$185,898,585	$30,240
Invesco Liquid Assets Portfolio, Institutional Class	35,298,735	374,842,108	(277,730,871)	(8,873)	(22,618)	132,378,481	32,711
Invesco Treasury Portfolio, Institutional Class	54,527,262	602,811,978	(444,883,715)	-	-	212,455,525	37,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Comstock Fund

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$18,814,880	$804,636,071	$(805,065,649)	$-	$-	$18,385,302	$17,034*
Invesco Private Prime Fund	28,222,320	1,617,140,968	(1,602,459,307)	420	(5,364)	42,899,037	67,227*
Total	$184,574,552	$3,926,891,606	$(3,519,412,793)	$(8,453)	$(27,982)	$592,016,930	$184,220

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
Currency Risk

05/20/2022	Deutsche Bank AG	CAD	116,642,420	USD	92,271,701	$1,477,857

05/20/2022	Deutsche Bank AG	EUR	71,686,355	USD	77,420,424	1,741,859

05/20/2022	Royal Bank of Canada	CAD	5,924,923	USD	4,627,433	15,504

Subtotal–Appreciation						3,235,220

Currency Risk
05/20/2022	Deutsche Bank AG	CAD	13,652,993	USD	10,626,527	(892)

05/20/2022	Deutsche Bank AG	USD	2,676,339	CAD	3,428,686	(7,468)

05/20/2022	Goldman Sachs International	USD	3,847,596	CAD	4,897,601	(35,329)

Subtotal–Depreciation						(43,689)

Total Forward Foreign Currency Contracts						$3,191,531

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Comstock Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $5,678,756,236)*	$9,203,212,330

Investments in affiliated money market funds, at value (Cost $592,009,666)	592,016,930

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,235,220

Cash	1,196,128

Foreign currencies, at value (Cost $597)	569

Receivable for:
Investments sold	36,479,467

Fund shares sold	11,139,360

Dividends	6,511,580

Investment for trustee deferred compensation and retirement plans	813,513

Other assets	171,669

Total assets	9,854,776,766

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	43,689

Payable for: Investments purchased	29,732,423

Fund shares reacquired	16,463,787

Collateral upon return of securities loaned	61,283,919

Accrued fees to affiliates	4,599,492

Accrued trustees’ and officers’ fees and benefits	751

Accrued other operating expenses	348,284

Trustee deferred compensation and retirement plans	930,797

Total liabilities	113,403,142

Net assets applicable to shares outstanding	$9,741,373,624

Net assets consist of:
Shares of beneficial interest	$5,656,612,387

Distributable earnings	4,084,761,237

$9,741,373,624

Net Assets:
Class A	$6,077,681,889

Class C	$93,877,023

Class R	$133,668,999

Class Y	$1,589,324,955

Class R5	$408,405,695

Class R6	$1,438,415,063

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	208,366,487

Class C	3,217,137

Class R	4,581,862

Class Y	54,487,069

Class R5	14,015,041

Class R6	49,382,518

Class A:
Net asset value per share	$29.17

Maximum offering price per share (Net asset value of $29.17 ÷ 94.50%)	$30.87

Class C:
Net asset value and offering price per share	$29.18

Class R:
Net asset value and offering price per share	$29.17

Class Y:
Net asset value and offering price per share	$29.17

Class R5:
Net asset value and offering price per share	$29.14

Class R6:
Net asset value and offering price per share	$29.13

*	At April 30, 2022, securities with an aggregate value of $58,102,311 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Comstock Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:

Dividends (net of foreign withholding taxes of $2,470,352)	$231,550,553

Dividends from affiliated money market funds (includes securities lending income of $134,928)	234,887

Total investment income	231,785,440

Expenses:

Advisory fees	37,949,140

Administrative services fees	1,444,068

Distribution fees:
Class A	15,288,436

Class C	931,764

Class R	687,492

Transfer agent fees – A, C, R and Y	11,738,557

Transfer agent fees – R5	463,195

Transfer agent fees – R6	418,415

Trustees’ and officers’ fees and benefits	95,609

Registration and filing fees	237,645

Reports to shareholders	259,220

Professional services fees	113,393

Other	32,041

Total expenses	69,658,975

Less: Fees waived and/or expense offset arrangement(s)	(74,388)

Net expenses	69,584,587

Net investment income	162,200,853

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,283,374,827

Affiliated investment securities	(27,982)

Foreign currencies	29,741

Forward foreign currency contracts	12,220,128

1,295,596,714

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(565,898,431)

Affiliated investment securities	(8,453)

Foreign currencies	(31)

Forward foreign currency contracts	3,807,119

(562,099,796)

Net realized and unrealized gain	733,496,918

Net increase in net assets resulting from operations	$895,697,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Comstock Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:

Net investment income	$162,200,853	$158,370,247

Net realized gain	1,295,596,714	232,525,285

Change in net unrealized appreciation (depreciation)	(562,099,796)	3,544,476,864

Net increase in net assets resulting from operations	895,697,771	3,935,372,396

Distributions to shareholders from distributable earnings:

Class A	(503,622,835)	(109,050,323)

Class C	(6,744,320)	(1,346,356)

Class R	(10,723,125)	(2,529,044)

Class Y	(125,976,912)	(31,208,483)

Class R5	(36,975,919)	(11,931,530)

Class R6	(143,157,969)	(38,369,502)

Total distributions from distributable earnings	(827,201,080)	(194,435,238)

Share transactions–net:

Class A	144,326,364	(786,522,668)

Class C	1,972,852	(42,907,613)

Class R	(6,912,302)	(48,825,482)

Class Y	72,326,174	(231,683,538)

Class R5	(130,036,799)	(117,675,123)

Class R6	(119,889,944)	(1,432,702,814)

Net increase (decrease) in net assets resulting from share transactions	(38,213,655)	(2,660,317,238)

Net increase in net assets	30,283,036	1,080,619,920

Net assets:

Beginning of year	9,711,090,588	8,630,470,668

End of year	$9,741,373,624	$9,711,090,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$29.09	$0.46	$2.19	$2.65	$(0.42)	$(2.15)	$(2.57)	$29.17	9.29%		$6,077,682	0.80%		0.80%		1.52%		20%
Year ended 04/30/21	18.95	0.40	10.24	10.64	(0.50)	–	(0.50)	29.09	56.89		5,900,704	0.82		0.82		1.74		19
Year ended 04/30/20	25.18	0.51	(4.88)	(4.37)	(0.52)	(1.34)	(1.86)	18.95	(18.76)		4,512,553	0.82		0.83		2.16		30
Year ended 04/30/19	26.67	0.46	0.23	0.69	(0.41)	(1.77)	(2.18)	25.18	3.51		6,350,025	0.80		0.81		1.79		23
Year ended 04/30/18	24.03	0.36	3.23	3.59	(0.36)	(0.59)	(0.95)	26.67	15.09		6,433,646	0.81		0.81		1.38		14
Class C
Year ended 04/30/22	29.10	0.23	2.19	2.42	(0.19)	(2.15)	(2.34)	29.18	8.46		93,877	1.55		1.55		0.77		20
Year ended 04/30/21	18.95	0.23	10.25	10.48	(0.33)	–	(0.33)	29.10	55.82	(d)	91,597	1.56	(d)	1.56	(d)	1.00	(d)	19
Year ended 04/30/20	25.16	0.35	(4.87)	(4.52)	(0.35)	(1.34)	(1.69)	18.95	(19.32	)(d)	96,492	1.49	(d)	1.50	(d)	1.49	(d)	30
Year ended 04/30/19	26.66	0.27	0.21	0.48	(0.21)	(1.77)	(1.98)	25.16	2.68	(d)	158,707	1.54	(d)	1.55	(d)	1.05	(d)	23
Year ended 04/30/18	24.02	0.16	3.24	3.40	(0.17)	(0.59)	(0.76)	26.66	14.24	(d)	468,225	1.55	(d)	1.55	(d)	0.64	(d)	14
Class R
Year ended 04/30/22	29.09	0.39	2.18	2.57	(0.34)	(2.15)	(2.49)	29.17	9.01		133,669	1.05		1.05		1.27		20
Year ended 04/30/21	18.95	0.34	10.24	10.58	(0.44)	–	(0.44)	29.09	56.50		139,451	1.07		1.07		1.49		19
Year ended 04/30/20	25.17	0.45	(4.87)	(4.42)	(0.46)	(1.34)	(1.80)	18.95	(18.95)		133,186	1.07		1.08		1.91		30
Year ended 04/30/19	26.67	0.40	0.21	0.61	(0.34)	(1.77)	(2.11)	25.17	3.20		212,843	1.05		1.06		1.54		23
Year ended 04/30/18	24.03	0.29	3.24	3.53	(0.30)	(0.59)	(0.89)	26.67	14.80		265,368	1.06		1.06		1.13		14
Class Y
Year ended 04/30/22	29.09	0.54	2.19	2.73	(0.50)	(2.15)	(2.65)	29.17	9.57		1,589,325	0.55		0.55		1.77		20
Year ended 04/30/21	18.95	0.45	10.25	10.70	(0.56)	–	(0.56)	29.09	57.28		1,511,312	0.57		0.57		1.99		19
Year ended 04/30/20	25.18	0.57	(4.88)	(4.31)	(0.58)	(1.34)	(1.92)	18.95	(18.54)		1,179,055	0.57		0.58		2.41		30
Year ended 04/30/19	26.68	0.52	0.22	0.74	(0.47)	(1.77)	(2.24)	25.18	3.73		1,765,456	0.55		0.56		2.04		23
Year ended 04/30/18	24.03	0.41	3.25	3.66	(0.42)	(0.59)	(1.01)	26.68	15.41		1,861,752	0.56		0.56		1.63		14
Class R5
Year ended 04/30/22	29.06	0.55	2.19	2.74	(0.51)	(2.15)	(2.66)	29.14	9.63		408,406	0.50		0.50		1.82		20
Year ended 04/30/21	18.93	0.47	10.23	10.70	(0.57)	–	(0.57)	29.06	57.39		529,916	0.50		0.50		2.06		19
Year ended 04/30/20	25.16	0.58	(4.87)	(4.29)	(0.60)	(1.34)	(1.94)	18.93	(18.50)		440,298	0.50		0.51		2.48		30
Year ended 04/30/19	26.66	0.54	0.22	0.76	(0.49)	(1.77)	(2.26)	25.16	3.80		665,081	0.48		0.49		2.11		23
Year ended 04/30/18	24.02	0.44	3.23	3.67	(0.44)	(0.59)	(1.03)	26.66	15.46		735,462	0.50		0.50		1.69		14
Class R6
Year ended 04/30/22	29.05	0.57	2.19	2.76	(0.53)	(2.15)	(2.68)	29.13	9.72		1,438,415	0.43		0.43		1.89		20
Year ended 04/30/21	18.92	0.48	10.24	10.72	(0.59)	–	(0.59)	29.05	57.56		1,538,111	0.42		0.42		2.14		19
Year ended 04/30/20	25.16	0.60	(4.88)	(4.28)	(0.62)	(1.34)	(1.96)	18.92	(18.46)		2,268,887	0.41		0.42		2.57		30
Year ended 04/30/19	26.66	0.56	0.22	0.78	(0.51)	(1.77)	(2.28)	25.16	3.90		2,962,672	0.39		0.40		2.20		23
Year ended 04/30/18	24.01	0.47	3.24	3.71	(0.47)	(0.59)	(1.06)	26.66	15.61		2,587,663	0.41		0.41		1.78		14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.92%, 0.99% and 0.99% for the years ended April 30, 2021, 2020, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Comstock Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15	Invesco Comstock Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, the Fund paid the Adviser $6,295 in fees for securities lending agent services.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16	Invesco Comstock Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 1 billion	0.500%

Next $1 billion	0.450%

Next $1 billion	0.400%

Over $3 billion	0.350%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $72,893.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service

17	Invesco Comstock Fund

fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $606,466 in front-end sales commissions from the sale of Class A shares and $20,391 and $3,524 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $26,137 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$9,203,212,330	$–	$–	$9,203,212,330

Money Market Funds	530,732,591	61,284,339	–	592,016,930

Total Investments in Securities	9,733,944,921	61,284,339	–	9,795,229,260

Other Investments - Assets*

Forward Foreign Currency Contracts	–	3,235,220	–	3,235,220

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(43,689)	–	(43,689)

Total Other Investments	–	3,191,531	–	3,191,531

Total Investments	$9,733,944,921	$64,475,870	$–	$9,798,420,791

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2022:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$3,235,220

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$3,235,220

18	Invesco Comstock Fund

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(43,689)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(43,689)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Deutsche Bank AG	$3,219,716	$ (8,360)	$3,211,356	$–	$–	$ 3,211,356

Goldman Sachs International	–	(35,329)	(35,329)	–	–	(35,329)

Royal Bank of Canada	15,504	–	15,504	–	–	15,504

Total	$3,235,220	$(43,689)	$3,191,531	$–	$–	$3,191,531

Effect of Derivative Investments for the year ended April 30, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$12,220,128

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,807,119

Total	$16,027,247

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$225,653,105

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,495.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

19	Invesco Comstock Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$240,354,257	$194,435,213

Long-term capital gain	586,846,823	24

Total distributions	$827,201,080	$194,435,237

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$55,293,889

Undistributed long-term capital gain	597,540,162

Net unrealized appreciation – investments	3,432,568,296

Net unrealized appreciation (depreciation) – foreign currencies	(28)

Temporary book/tax differences	(641,082)

Shares of beneficial interest	5,656,612,387

Total net assets	$9,741,373,624

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $1,976,594,389 and $3,078,123,215, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,543,683,895

Aggregate unrealized (depreciation) of investments	(111,115,599)

Net unrealized appreciation of investments	$3,432,568,296

Cost of investments for tax purposes is $6,365,852,495.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on April 30, 2022, undistributed net investment income was increased by $137,454, undistributed net realized gain was decreased by $60,581,454 and shares of beneficial interest was increased by $60,444,000. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	14,724,385	$445,624,445	10,888,232	$252,063,897

Class C	980,910	29,760,075	646,531	14,928,101

Class R	1,072,501	32,527,460	899,801	20,873,066

Class Y	14,511,877	439,572,560	13,598,852	315,877,559

Class R5	2,060,677	62,436,337	4,226,964	94,872,706

Class R6	14,507,758	438,193,074	11,985,297	275,892,609

20	Invesco Comstock Fund

	Summary of Share Activity
	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	16,009,887	$461,451,798	4,350,988	$98,958,488

Class C	218,242	6,278,592	54,116	1,217,169

Class R	372,270	10,727,536	112,086	2,528,576

Class Y	3,673,337	105,950,211	1,170,051	26,638,401

Class R5	1,282,190	36,965,100	525,697	11,925,823

Class R6	4,869,786	140,308,053	1,661,476	37,588,662

Automatic conversion of Class C shares to Class A shares:
Class A	487,373	14,667,550	1,098,587	25,139,425

Class C	(487,190)	(14,667,550)	(1,098,084)	(25,139,425)

Reacquired:
Class A	(25,722,064)	(777,417,429)	(51,655,197)	(1,162,684,478)

Class C	(643,006)	(19,398,265)	(1,545,393)	(33,913,458)

Class R	(1,656,582)	(50,167,298)	(3,247,096)	(72,227,124)

Class Y	(15,654,017)	(473,196,597)	(25,045,738)	(574,199,498)

Class R5	(7,562,051)	(229,438,236)	(9,778,494)	(224,473,652)

Class R6	(22,941,161)	(698,391,071)	(80,597,132)	(1,746,184,085)

Net increase (decrease) in share activity	105,122	$(38,213,655)	(121,748,456)	$(2,660,317,238)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Comstock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,010.00	$3.99	$1,020.83	$4.01	0.80%
Class C	1,000.00	1,006.10	7.71	1,017.11	7.75	1.55
Class R	1,000.00	1,008.30	5.23	1,019.59	5.26	1.05
Class Y	1,000.00	1,011.20	2.74	1,022.07	2.76	0.55
Class R5	1,000.00	1,011.20	2.49	1,022.32	2.51	0.50
Class R6	1,000.00	1,011.80	2.14	1,022.66	2.16	0.43

1

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23	Invesco Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$647,290,823
Qualified Dividend Income*	87.49%
Corporate Dividends Received Deduction*	82.59%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$92,810,577

24	Invesco Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Comstock Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-COM-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Comstock Select Fund

Nasdaq:

A: CGRWX ∎ C: CGRCX ∎ R: CGRNX ∎ Y: CGRYX ∎ R5: IOVVX ∎ R6: OGRIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2022, Class A shares of Invesco Comstock Select Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.88%
Class C Shares	6.05
Class R Shares	6.62
Class Y Shares	7.13
Class R5 Shares	7.24
Class R6 Shares	7.26
Russell 1000 Value Index▼	1.32

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    On the positive side, stock selection and an overweight in the energy sector boosted the Fund’s relative returns. Energy stocks were buoyed by rising oil prices resulting from OPEC production cuts, a massive decrease in production from oil and gas companies and the war in Ukraine halting Russian oil supply to Europe. Marathon Oil, Pioneer Natural Resources and Chevron contributed to the Fund’s absolute and relative returns. Marathon Oil and Chevron were both sold on strength - no longer held in the Fund. Even with the rally in energy stocks, we believe the fundamental backdrop for energy companies is the most favorable in a decade. A meaningful underweight in communication services enhanced relative returns, as the sector was the worst-performing sector for the fiscal year, posting negative returns of over 20%.

Stock selection within health care and materials sectors also boosted the Fund’s relative returns. In health care, Anthem, HCA Healthcare (no longer held in the Fund) and Henry Schein were top performers. In January, Anthem reported a 102% growth in profits and management provided upbeat guidance for the rest of 2022 - the stock returned over 32% for the fiscal year. Strong stock selection in the information technology sector also enhanced the Fund’s relative returns. Microsoft outperformed on continued growth of revenue and profits based on Office 360 and Azure cloud services sales. Stock selection in the consumer staples sector helped the Fund’s relative returns, with all holdings being contributors for the fiscal year, including Coca-Cola, Philip Morris International and Kraft Heinz. Coca-Cola was sold on strength – no longer held in the Fund.

    On the negative side, having no exposure to the real estate sector was a large detractor from the Fund’s relative returns, as the sector performed relatively well over the fiscal year. Stock selection in the financials sector also detracted from the Fund’s relative returns. Financial stocks generally underperformed on investors’ recession concerns as inflation and interest rates continued to rise. During the first quarter of 2022, the yield curve briefly inverted, with shorter-maturity bonds yielding more than longer-maturity bonds. Historically, an inverted yield curve has signaled an impending recession, although not necessarily imminent. State Street and Citigroup were notable individual detractors. Citigroup was eliminated to fund other investment opportunities. However, not owning Berkshire Hatha-way had the most significant negative effect on relative returns as the stock performed well for the fiscal year. A material underweight in utilities also dampened the Fund’s relative returns, as defensive sectors performed relatively well over the fiscal year.

    The Fund currently has overweight exposures in industrials, energy, consumer staples, health care, information technology and financials. Conversely, the Fund is underweight in communication services, real estate, materials, utilities and consumer discretionary sectors.

    The Fund’s focused investment approach results in a more limited number of holdings versus other funds in a similar strategy. The Fund will typically hold 30 stocks.

    The market continues to digest meaningful macroeconomic and geopolitical shocks from the Russia/Ukraine war, as evidenced by the sharp decline in the US and global equities to date in 2022. In addition, supply chain concerns, rising wages and higher input costs are all risks to the recovery, which are further compounded by the Fed’s tightening of monetary policy. Against this extraordinarily difficult backdrop, we believe the Fund is positioned to meet the current market and economic environment.

2	Invesco Comstock Select Fund

    Thank you for your investment in Invesco Comstock Select Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Devin Armstrong - Lead

Kevin Holt - Lead

James Warwick

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Comstock Select Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Comstock Select Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (9/16/85)	9.56%
10 Years	10.04
5 Years	8.86
1 Year	0.99
Class C Shares
Inception (5/1/96)	7.18%
10 Years	10.00
5 Years	9.28
1 Year	5.05
Class R Shares
Inception (3/1/01)	6.87%
10 Years	10.39
5 Years	9.82
1 Year	6.62
Class Y Shares
Inception (12/16/96)	7.58%
10 Years	10.96
5 Years	10.37
1 Year	7.13
Class R5 Shares
10 Years	10.78%
5 Years	10.33
1 Year	7.24
Class R6 Shares
Inception (2/28/12)	10.97%
10 Years	11.13
5 Years	10.53
1 Year	7.26

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Value Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Value Fund. Note: The Fund was subsequently renamed the Invesco Comstock Select Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Comstock Select Fund

Supplemental Information

Invesco Comstock Select Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Comstock Select Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	26.52%

Financials	18.45

Industrials	16.15

Consumer Staples	11.09

Information Technology	10.66

Energy	8.52

Consumer Discretionary	4.49

Money Market Funds Plus Other Assets Less Liabilities	4.12

Top 10 Equity Holdings*

		% of total net assets

1.	Anthem, Inc.	6.57%

2.	Wells Fargo & Co.	4.86

3.	Kraft Heinz Co. (The)	4.70

4.	ConocoPhillips	4.62

5.	Merck & Co., Inc.	4.11

6.	Johnson & Johnson	4.08

7.	Pioneer Natural Resources Co.	3.90

8.	Henry Schein, Inc.	3.54

9.	DXC Technology Co.	3.44

10.	Cognizant Technology Solutions Corp., Class A	3.33

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Comstock Select Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value

Common Stocks & Other Equity Interests–95.88%
Air Freight & Logistics–3.08%
FedEx Corp.	102,535	$20,377,806

Asset Management & Custody Banks–2.47%
State Street Corp.	243,992	16,340,144

Automobile Manufacturers–1.53%
General Motors Co.(b)	266,054	10,086,107

Building Products–3.03%
Johnson Controls International PLC	334,192	20,008,075

Casinos & Gaming–2.96%
Las Vegas Sands Corp.(b)	553,449	19,608,698

Construction Machinery & Heavy Trucks–5.74%
Caterpillar, Inc.	79,530	16,744,246

Wabtec Corp.	235,834	21,203,835

		37,948,081

Diversified Banks–8.12%
Bank of America Corp.	605,465	21,602,991

Wells Fargo & Co.	736,014	32,112,291

		53,715,282

Electrical Components & Equipment–4.30%
Eaton Corp. PLC	90,049	13,058,906

Emerson Electric Co.	170,450	15,371,181

		28,430,087

Health Care Distributors–3.54%
Henry Schein, Inc.(b)	288,645	23,409,110

Health Care Equipment–3.21%
Becton, Dickinson and Co.	86,013	21,261,553

Health Care Facilities–2.76%
Universal Health Services, Inc., Class B	149,232	18,285,397

Household Products–3.27%
Kimberly-Clark Corp.	155,576	21,598,616

IT Consulting & Other Services–6.77%
Cognizant Technology Solutions Corp., Class A	272,390	22,036,351

DXC Technology Co.(b)	791,885	22,727,099

		44,763,450

Managed Health Care–6.57%
Anthem, Inc.	86,619	43,476,675

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Multi-line Insurance–3.27%
American International Group, Inc.	369,130	$21,597,796

Oil & Gas Exploration & Production–8.52%
ConocoPhillips	319,710	30,538,699

Pioneer Natural Resources Co.	110,891	25,778,831

		56,317,530

Packaged Foods & Meats–4.70%
Kraft Heinz Co. (The)	729,771	31,110,138

Pharmaceuticals–10.44%
Johnson & Johnson	149,356	26,952,784

Merck & Co., Inc.	306,408	27,175,326

Sanofi, ADR (France)	285,846	14,935,453

		69,063,563

Regional Banks–4.59%
Citizens Financial Group, Inc.	290,926	11,462,485

M&T Bank Corp.	113,208	18,864,981

		30,327,466

Semiconductors–2.38%
NXP Semiconductors N.V. (China)	92,268	15,768,601

Systems Software–1.51%
Microsoft Corp.	36,000	9,990,720

Tobacco–3.12%
Philip Morris International, Inc.	206,633	20,663,300

Total Common Stocks & Other Equity Interests (Cost $519,521,894)		634,148,195

Money Market Funds–4.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d)	9,241,192	9,241,192

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(c)(d)	6,613,670	6,612,347

Invesco Treasury Portfolio, Institutional Class, 0.23%(c)(d)	10,561,363	10,561,363

Total Money Market Funds (Cost $26,414,853)		26,414,902

TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $545,936,747)		660,563,097

OTHER ASSETS LESS LIABILITIES–0.12%		815,782

NET ASSETS–100.00%		$661,378,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Comstock Select Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,015,602	$35,812,323	$(31,586,733)	$-	$-	$9,241,192	$1,819
Invesco Liquid Assets Portfolio, Institutional Class	3,582,518	25,580,231	(22,548,404)	49	(2,047)	6,612,347	2,532
Invesco Treasury Portfolio, Institutional Class	5,732,116	40,928,370	(36,099,123)	-	-	10,561,363	2,840
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	7,166,834	(7,166,834)	-	-	-	90*
Invesco Private Prime Fund	-	16,722,791	(16,722,868)	-	77	-	268*
Total	$14,330,236	$126,210,549	$(114,123,962)	$49	$(1,970)	$26,414,902	$7,549

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Comstock Select Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $519,521,894)	$634,148,195

Investments in affiliated money market funds, at value (Cost $26,414,853)	26,414,902

Cash	1,000,000

Foreign currencies, at value (Cost $245)	238

Receivable for:
Fund shares sold	276,553

Dividends	142,460

Investment for trustee deferred compensation and retirement plans	131,693

Other assets	25,106

Total assets	662,139,147

Liabilities:
Payable for:
Fund shares reacquired	185,810

Accrued fees to affiliates	331,896

Accrued trustees’ and officers’ fees and benefits	68,325

Accrued other operating expenses	42,544

Trustee deferred compensation and retirement plans	131,693

Total liabilities	760,268

Net assets applicable to shares outstanding	$661,378,879

Net assets consist of:
Shares of beneficial interest	$501,921,058

Distributable earnings	159,457,821

$661,378,879

Net Assets:
Class A	$530,150,518

Class C	$31,094,607

Class R	$39,499,667

Class Y	$50,894,367

Class R5	$10,665

Class R6	$9,729,055

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,540,776

Class C	978,979

Class R	1,193,327

Class Y	1,443,455

Class R5	313

Class R6	276,741

Class A:
Net asset value per share	$34.11

Maximum offering price per share (Net asset value of $34.11 ÷ 94.50%)	$36.10

Class C:
Net asset value and offering price per share	$31.76

Class R:
Net asset value and offering price per share	$33.10

Class Y:
Net asset value and offering price per share	$35.26

Class R5:
Net asset value and offering price per share	$34.07

Class R6:
Net asset value and offering price per share	$35.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Comstock Select Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:

Dividends (net of foreign withholding taxes of $65,491)	$14,035,218

Dividends from affiliated money market funds (includes securities lending income of $1,280)	8,471

Total investment income	14,043,689

Expenses:
Advisory fees	3,543,105

Administrative services fees	95,754

Custodian fees	1,411

Distribution fees:

Class A	1,313,683

Class C	314,860

Class R	200,833

Transfer agent fees – A, C, R and Y	906,596

Transfer agent fees – R5	4

Transfer agent fees – R6	2,807

Trustees’ and officers’ fees and benefits	35,699

Registration and filing fees	114,550

Professional services fees	45,265

Other	(76,883)

Total expenses	6,497,684

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(86,999)

Net expenses	6,410,685

Net investment income	7,633,004

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	96,397,906

Affiliated investment securities	(1,970)

Foreign currencies	(2,697)

96,393,239

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(59,032,772)

Affiliated investment securities	49

Foreign currencies	(24)

(59,032,747)

Net realized and unrealized gain	37,360,492

Net increase in net assets resulting from operations	$44,993,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Comstock Select Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$7,633,004	$11,815,161

Net realized gain	96,393,239	2,210,190

Change in net unrealized appreciation (depreciation)	(59,032,747)	291,216,114

Net increase in net assets resulting from operations	44,993,496	305,241,465

Distributions to shareholders from distributable earnings:
Class A	(27,906,326)	(11,554,400)

Class C	(1,444,535)	(535,792)

Class R	(2,003,955)	(745,370)

Class Y	(2,915,550)	(981,252)

Class R5	(607)	(246)

Class R6	(460,670)	(2,543,782)

Total distributions from distributable earnings	(34,731,643)	(16,360,842)

Share transactions–net:
Class A	(24,896,217)	(45,987,674)

Class C	320,455	(9,129,112)

Class R	(637,629)	(2,240,581)

Class Y	4,150,254	38,193

Class R6	3,136,968	(479,728,789)

Net increase (decrease) in net assets resulting from share transactions	(17,926,169)	(537,047,963)

Net increase (decrease) in net assets	(7,664,316)	(248,167,340)

Net assets:
Beginning of year	669,043,195	917,210,535

End of year	$661,378,879	$669,043,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Comstock Select Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 04/30/22	$33.66	$0.40	$1.87	$2.27	$(0.38)	$(1.44)	$(1.82)	$34.11	6.88	%(e)	$530,151	0.91	%(e)	0.92	%(e)	1.15	%(e)	54%
Year ended 04/30/21	21.50	0.46	12.39	12.85	(0.69)	–	(0.69)	33.66	60.66	(e)	546,503	0.93	(e)	1.04	(e)	1.75	(e)	46
Six months ended 04/30/20	33.81	0.29	(5.00)	(4.71)	(0.29)	(7.31)	(7.60)	21.50	(19.00)		388,558	0.93	(f)	0.97	(f)	2.17	(f)	11
Year ended 10/31/19	35.63	0.58	2.00	2.58	(0.56)	(3.84)	(4.40)	33.81	8.66		524,705	0.93		0.95		1.79		129
Year ended 10/31/18	37.62	0.51	(0.32)	0.19	(0.52)	(1.66)	(2.18)	35.63	0.35		500,866	0.93		0.93		1.37		45
Year ended 10/31/17	31.66	0.34	6.09	6.43	(0.47)	–	(0.47)	37.62	20.41		548,012	0.94		0.95		0.97		53
Class C
Year ended 04/30/22	31.44	0.13	1.74	1.87	(0.11)	(1.44)	(1.55)	31.76	6.05		31,095	1.67		1.68		0.39		54
Year ended 04/30/21	20.08	0.24	11.58	11.82	(0.46)	–	(0.46)	31.44	59.49		30,455	1.68		1.80		1.00		46
Six months ended 04/30/20	32.01	0.18	(4.64)	(4.46)	(0.16)	(7.31)	(7.47)	20.08	(19.29)		27,325	1.68	(f)	1.73	(f)	1.41	(f)	11
Year ended 10/31/19	33.95	0.32	1.89	2.21	(0.31)	(3.84)	(4.15)	32.01	7.86		40,759	1.68		1.69		1.03		129
Year ended 10/31/18	35.96	0.22	(0.31)	(0.09)	(0.26)	(1.66)	(1.92)	33.95	(0.44)		96,108	1.69		1.69		0.62		45
Year ended 10/31/17	30.32	0.07	5.83	5.90	(0.26)	–	(0.26)	35.96	19.51		113,203	1.69		1.70		0.22		53
Class R
Year ended 04/30/22	32.70	0.30	1.82	2.12	(0.28)	(1.44)	(1.72)	33.10	6.62		39,500	1.17		1.18		0.89		54
Year ended 04/30/21	20.89	0.38	12.04	12.42	(0.61)	–	(0.61)	32.70	60.24		39,590	1.18		1.30		1.50		46
Six months ended 04/30/20	33.04	0.25	(4.85)	(4.60)	(0.24)	(7.31)	(7.55)	20.89	(19.11)		27,340	1.18	(f)	1.23	(f)	1.92	(f)	11
Year ended 10/31/19	34.91	0.49	1.96	2.45	(0.48)	(3.84)	(4.32)	33.04	8.41		36,469	1.18		1.20		1.54		129
Year ended 10/31/18	36.91	0.41	(0.32)	0.09	(0.43)	(1.66)	(2.09)	34.91	0.08		38,411	1.18		1.18		1.12		45
Year ended 10/31/17	31.08	0.25	5.97	6.22	(0.39)	–	(0.39)	36.91	20.10		42,358	1.18		1.19		0.73		53
Class Y
Year ended 04/30/22	34.75	0.50	1.93	2.43	(0.48)	(1.44)	(1.92)	35.26	7.13		50,894	0.67		0.68		1.39		54
Year ended 04/30/21	22.19	0.54	12.80	13.34	(0.78)	–	(0.78)	34.75	61.10		45,879	0.68		0.80		2.00		46
Six months ended 04/30/20	34.70	0.34	(5.21)	(4.87)	(0.33)	(7.31)	(7.64)	22.19	(18.95)		29,843	0.68	(f)	0.73	(f)	2.41	(f)	11
Year ended 10/31/19	36.44	0.68	2.07	2.75	(0.65)	(3.84)	(4.49)	34.70	8.97		70,677	0.68		0.71		2.03		129
Year ended 10/31/18	38.43	0.62	(0.34)	0.28	(0.61)	(1.66)	(2.27)	36.44	0.55		72,317	0.68		0.68		1.61		45
Year ended 10/31/17	32.33	0.44	6.22	6.66	(0.56)	–	(0.56)	38.43	20.71		142,547	0.69		0.71		1.20		53
Class R5
Year ended 04/30/22	33.62	0.52	1.87	2.39	(0.50)	(1.44)	(1.94)	34.07	7.24		11	0.57		0.58		1.49		54
Year ended 04/30/21	21.47	0.55	12.38	12.93	(0.78)	–	(0.78)	33.62	61.27		11	0.57		0.60		2.11		46
Six months ended 04/30/20	33.80	0.34	(5.02)	(4.68)	(0.34)	(7.31)	(7.65)	21.47	(18.88)		7	0.57	(f)	0.57	(f)	2.52	(f)	11
Period ended 10/31/19(g)	31.94	0.31	1.93	2.24	(0.38)	–	(0.38)	33.80	7.03		11	0.57	(f)	0.57	(f)	2.15	(f)	129
Class R6
Year ended 04/30/22	34.65	0.54	1.93	2.47	(0.52)	(1.44)	(1.96)	35.16	7.26		9,729	0.55		0.58		1.51		54
Year ended 04/30/21	22.13	0.51	12.83	13.34	(0.82)	–	(0.82)	34.65	61.33		6,606	0.52		0.58		2.16		46
Six months ended 04/30/20	34.63	0.36	(5.19)	(4.83)	(0.36)	(7.31)	(7.67)	22.13	(18.88)		444,138	0.52	(f)	0.54	(f)	2.58	(f)	11
Year ended 10/31/19	36.38	0.73	2.06	2.79	(0.70)	(3.84)	(4.54)	34.63	9.13		656,678	0.52		0.52		2.20		129
Year ended 10/31/18	38.37	0.68	(0.33)	0.35	(0.68)	(1.66)	(2.34)	36.38	0.75		1,039,697	0.52		0.52		1.78		45
Year ended 10/31/17	32.28	0.50	6.21	6.71	(0.62)	–	(0.62)	38.37	20.92		1,336,915	0.51		0.52		1.39		53

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended April 30, 2022 and 2021.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Comstock Select Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Comstock Select Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Comstock Select Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

15	Invesco Comstock Select Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 300 million	0.625%

Next $100 million	0.500%

Next $4.6 billion	0.450%

Over $5 billion	0.430%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.52%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective September 1, 2021, the Adviser has contractually agreed, through August 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.96%, 1.71%, 1.21%, 0.71%, 0.71% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to September 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.93%, 1.68%, 1.18%, 0.68%, 0.57% and 0.52%, respectively, of the Fund’s average daily net assets. Effective September 1, 2022, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $4,425 and reimbursed class level expenses of $61,827, $4,553, $5,712, $7,236, $1 and $2,329 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

16	Invesco Comstock Select Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $54,731 in front-end sales commissions from the sale of Class A shares and $4 and $485 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $8,190 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2022, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $916.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$7,243,233	$16,360,842

Long-term capital gain	27,488,410	–

Total distributions	$34,731,643	$16,360,842

*	Includes short-term capital gain distributions, if any.

17	Invesco Comstock Select Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$15,797,098

Undistributed long-term capital gain	29,453,552

Net unrealized appreciation – investments	114,398,635

Net unrealized appreciation (depreciation) – foreign currencies	(7)

Temporary book/tax differences	(191,457)

Shares of beneficial interest	501,921,058

Total net assets	$661,378,879

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $353,315,741 and $410,241,705, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$130,554,689

Aggregate unrealized (depreciation) of investments	(16,156,054)

Net unrealized appreciation of investments	$114,398,635

Cost of investments for tax purposes is $546,164,462.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on April 30, 2022, undistributed net investment income was decreased by $679, undistributed net realized gain was decreased by $2,548,321 and shares of beneficial interest was increased by $2,549,000. This reclassification had no effect on the net assets of the Fund.
NOTE 10–Share Information

	Summary of Share Activity

	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Sold:

Class A	1,082,331	$37,753,214	1,111,374	$29,792,773

Class C	214,561	6,998,728	217,474	5,778,591

Class R	161,090	5,460,264	202,383	5,300,783

Class Y	608,577	21,838,340	660,759	18,061,065

Class R6	170,135	6,133,170	94,288	2,862,540

Issued as reinvestment of dividends:
Class A	795,324	26,728,393	415,403	11,014,435

Class C	45,652	1,424,506	21,154	522,559

Class R	61,355	1,999,184	28,780	742,928

Class Y	53,894	1,871,371	25,381	691,658

Class R6	12,937	448,672	106,861	2,543,224

Automatic conversion of Class C shares to Class A shares:
Class A	82,312	2,863,917	288,507	7,853,680

Class C	(88,252)	(2,863,917)	(308,753)	(7,853,680)

18	Invesco Comstock Select Fund

	Summary of Share Activity

	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,653,825)	$(92,241,741)	(3,655,749)	$(94,648,562)

Class C	(161,562)	(5,238,862)	(321,994)	(7,576,582)

Class R	(239,675)	(8,097,077)	(329,644)	(8,284,292)

Class Y	(539,340)	(19,559,457)	(710,850)	(18,714,530)

Class R6	(96,995)	(3,444,874)	(20,076,814)	(485,134,553)

Net increase (decrease) in share activity	(491,481)	$(17,926,169)	(22,231,440)	$(537,047,963)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Comstock Select Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Comstock Select Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Select Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended April 30, 2022, the six months ended April 30, 2020 and the year ended October 31, 2019 for Class A, Class C, Class R, Class Y, and Class R6

For each of the two years in the period ended April 30, 2022, the six months ended April 30, 2020 and the period May 24, 2019 (commencement date) through October 31, 2019 for Class R5

The financial statements of Oppenheimer Value Fund (subsequently renamed Invesco Comstock Select Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Comstock Select Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/22)[1]	Expenses Paid During Period	Ending Account Value (04/30/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$999.30	$4.46	$1,020.33	$4.51	0.90%
Class C	1,000.00	995.70	8.21	1,016.56	8.30	1.66
Class R	1,000.00	998.10	5.75	1,019.04	5.81	1.16
Class Y	1,000.00	1,000.70	3.27	1,021.52	3.31	0.66
Class R5	1,000.00	1,001.20	2.78	1,022.02	2.81	0.56
Class R6	1,000.00	1,001.40	2.78	1,022.02	2.81	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Comstock Select Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,037,410
Qualified Dividend Income*	60.80%
Corporate Dividends Received Deduction*	56.21%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Comstock Select Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Comstock Select Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Comstock Select Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Comstock Select Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Comstock Select Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Comstock Select Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Comstock Select Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	O-VAL-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Dividend Income Fund

Nasdaq:

A: IAUTX ∎ C: IUTCX ∎ R: IRTCX ∎ Y: IAUYX ∎ Investor: FSTUX ∎ R5: FSIUX ∎ R6: IFUTX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2022, Class A shares of Invesco Dividend Income Fund (the Fund), at net asset value (NAV), underperformed the Dow Jones U.S. Select Dividend Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.95%
Class C Shares	5.13
Class R Shares	5.68
Class Y Shares	6.24
Investor Class Shares	5.96
Class R5 Shares	6.24
Class R6 Shares	6.31
S&P 500 Index▼ (Broad Market Index)	0.21
Dow Jones U.S. Select Dividend Index▼ (Style-Specific Index)	8.01
Russell 1000 Value Index▼ (Style-Specific Index)	1.32
Lipper Equity Income Funds Index∎ (Peer Group Index)	4.16

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    During the fiscal year, our management discipline remained unchanged. The Fund continued to prioritize current income and long-term growth of capital by investing in above-market-yielding stocks that may help investors earn income, preserve assets and build capital. We believe that dividend-paying stocks may provide a conservative foundation for investors’ portfolios and we seek to enhance the value of dividend investing by identifying above-market-yielding stocks with consistent and defensible dividends. Through fundamental research, we measure the strength and sustainability of a company’s dividend by analyzing its free cash flow potential over the next two to three years. As a result, we construct a portfolio that we believe provides above-average dividend income and the potential to build capital over the long term. We seek to manage portfolio risk by utilizing careful stock selection, maintaining exposure to multiple sectors and employing a rigorous buy-and-sell discipline.

    Holdings in the health care and energy sectors made the largest positive contributions to overall Fund performance during the fiscal year. Shares of energy companies Chevron, Exxon Mobil and ConocoPhillips rose along with the sector in general due to the sharp rise in oil prices during the fiscal year. Drug manufacturer Eli Lilly also performed well during the fiscal year. The company benefited from strong demand for products in their core lines of therapy, including diabetes, oncology and immunology. Toward the end of the fiscal year, there was also excitement about Eli Lilly entering the obesity drug market and data from an ongoing Alzheimer’s drug trial.

    Holdings in the communication services sector detracted the most from overall Fund performance during the fiscal year. Both Comcast and AT&T were among the largest individual detractors. After benefiting from strong post-COVID-19 broadband subscriber growth, shares of Comcast were weak following a larger than expected deceleration in subscriber growth in the second half of 2021. AT&T’s share price weakness was driven by uncertainty as management worked to restructure the company by shedding media assets and refocusing on the telecom business, with a plan to invest significantly in its fiber and 5G network infrastructure.

    Within the Dow Jones U.S. Select Dividend Index, the energy and utilities sectors were the best-performing sectors during the fiscal year, while communication services relative to the Dow Jones U.S. Select Dividend Index was the worst. The Fund’s stock selection and overweight position in health care were the largest contributors to relative performance for the fiscal year relative to the Dow Jones U.S. Select Dividend Index. Stock selection in financials also made a significant contribution to relative performance. Stock selection combined with an underweight position in materials was the largest detractor from the Fund’s performance versus the Dow Jones U.S. Select Dividend Index. An underweight position in energy and stock selection in industrials and consumer staples also hurt relative performance relative to the Dow Jones U.S. Select Dividend Index.

    Sector exposure within the Fund was generally balanced as of the fiscal year-end with the largest overweights compared to the Dow Jones US Select Dividend Index in health care

2	Invesco Dividend Income Fund

and industrials and the largest underweights in utilities and materials. Acknowledging that the market is facing some crossroads in regard to macroeconomic events such as rising interest rates, inflation, oil spikes and added geopolitical risk, the driving principles of our investment process remain rooted in our approach that seeks to identify above-market-yielding stocks with consistent and defensible dividends that can help investors earn income, preserve assets and build capital.

    No matter the backdrop, we focus on companies generating attractive free cash flow and analyzing its drivers and ability to support future dividend growth as well as balance sheet strength and flexibility. We continue to emphasize the growth and sustainability of a company’s dividend, as we believe companies with these characteristics have historically outperformed the market over a cycle.

    It has been our privilege to manage Invesco Dividend Income Fund, and we thank you for your investment.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Caroline Le Feuvre

Craig Leopold

Chris McMeans

Peter Santoro - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Dividend Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
*It	is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Dividend Income Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	8.06%
10 Years	8.85
5 Years	5.59
1 Year	0.14

Class C Shares
Inception (2/14/00)	4.63%
10 Years	8.81
5 Years	5.98
1 Year	4.14

Class R Shares
10 Years	9.19%
5 Years	6.52
1 Year	5.68

Class Y Shares
Inception (10/3/08)	9.19%
10 Years	9.74
5 Years	7.05
1 Year	6.24

Investor Class Shares
Inception (6/2/86)	8.45%
10 Years	9.47
5 Years	6.79
1 Year	5.96

Class R5 Shares
Inception (10/25/05)	8.46%
10 Years	9.79
5 Years	7.10
1 Year	6.24

Class R6 Shares
10 Years	9.85%
5 Years	7.18
1 Year	6.31

Class R shares incepted on April 17, 2020. Performance shown prior to that date is that of Investor Class shares restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Investor Class shares at net asset value and includes the 12b-1 fees applicable to Investor Class shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Dividend Income Fund

Supplemental Information

Invesco Dividend Income Fund’s investment objective is current income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Dow Jones U.S. Select Dividend™ Index represents the country’s leading stocks by dividend yield.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the
Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Dividend Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	19.58%

Financials	17.90

Industrials	10.53

Consumer Staples	9.25

Information Technology	7.95

Utilities	7.84

Consumer Discretionary	6.95

Energy	6.83

Communication Services	4.87

Real Estate	2.70

Materials	2.53

Money Market Funds Plus Other Assets Less Liabilities	3.07

Top 10 Equity Holdings*

		% of total net assets

1.	Johnson & Johnson	3.75%

2.	Merck & Co., Inc.	3.21

3.	UnitedHealth Group, Inc.	3.15

4.	Walmart, Inc.	3.02

5.	Bank of America Corp.	2.41

6.	Chevron Corp.	2.36

7.	McDonald’s Corp.	2.35

8.	Cisco Systems, Inc.	2.12

9.	Chubb Ltd.	2.01

10.	CVS Health Corp.	1.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Dividend Income Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value
Common Stocks & Other Equity Interests-96.93%
Aerospace & Defense-4.19%

General Dynamics Corp.	82,769	$19,577,351

Lockheed Martin Corp.	157,090	67,881,731

Raytheon Technologies Corp.	784,312	74,439,052

		161,898,134

Air Freight & Logistics-0.88%

United Parcel Service, Inc., Class B	188,151	33,863,417

Asset Management & Custody Banks-1.23%

State Street Corp.	710,992	47,615,134

Automobile Manufacturers-0.60%

Bayerische Motoren Werke AG (Germany)	278,094	23,025,849

Biotechnology-1.28%

AbbVie, Inc.	337,682	49,598,732

Brewers-0.58%

Molson Coors Beverage Co., Class B(b)	416,228	22,534,584

Cable & Satellite-1.76%

Comcast Corp., Class A	1,704,681	67,778,117

Communications Equipment-2.11%

Cisco Systems, Inc.	1,666,173	81,609,153

Construction Machinery & Heavy Trucks-1.04%

Caterpillar, Inc.	190,831	40,177,559

Diversified Banks-4.34%

Bank of America Corp.	2,611,337	93,172,504

JPMorgan Chase & Co.	623,229	74,388,614

		167,561,118

Electric Utilities-3.19%

Constellation Energy Corp.	310,022	18,356,403

Entergy Corp.	335,914	39,923,379

Exelon Corp.	930,066	43,508,487

Portland General Electric Co.	449,023	21,252,259

		123,040,528

Electrical Components & Equipment-2.20%

ABB Ltd. (Switzerland)	1,598,685	47,889,026

Emerson Electric Co.	413,137	37,256,695

		85,145,721

Food Distributors-0.56%

Sysco Corp.	253,511	21,670,120

Gas Utilities-1.19%

National Fuel Gas Co.(b)	656,904	46,068,677

General Merchandise Stores-1.82%

Target Corp.	306,623	70,109,349

Gold-1.02%

Newmont Corp.	541,643	39,458,693

	Shares	Value
Health Care Equipment-3.03%

Becton, Dickinson and Co.	220,787	$54,576,339

Medtronic PLC	597,612	62,366,788

		116,943,127

Health Care Services-1.95%

CVS Health Corp.	782,246	75,197,308

Home Improvement Retail-1.08%

Lowe’s Cos., Inc.	210,368	41,596,065

Hypermarkets & Super Centers-3.01%

Walmart, Inc.	760,668	116,374,597

Industrial Machinery-2.22%

Parker Hannifin Corp.	141,660	38,364,361

Snap-on, Inc.(b)	135,877	28,872,504

Stanley Black & Decker, Inc.	152,580	18,332,487

		85,569,352

Integrated Oil & Gas-3.98%

Chevron Corp.	582,420	91,247,741

Exxon Mobil Corp.	731,787	62,384,842

		153,632,583

Integrated Telecommunication Services-3.11%

AT&T, Inc.	2,061,697	38,883,605

Deutsche Telekom AG (Germany)	2,539,844	46,783,032

Verizon Communications, Inc.	745,010	34,493,963

		120,160,600

Investment Banking & Brokerage-1.16%

Morgan Stanley	554,290	44,670,231

IT Consulting & Other Services-2.75%

Cognizant Technology Solutions Corp., Class A	827,180	66,918,862

International Business Machines Corp.	297,984	39,396,465

		106,315,327

Managed Health Care-3.15%

UnitedHealth Group, Inc.	239,215	121,652,788

Multi-line Insurance-1.85%

Hartford Financial Services Group, Inc. (The)	1,024,327	71,631,187

Multi-Utilities-3.46%

Dominion Energy, Inc.	866,848	70,769,471

Public Service Enterprise Group, Inc.	901,720	62,813,815

		133,583,286

Oil & Gas Exploration & Production-1.37%

ConocoPhillips	552,638	52,787,982

Oil & Gas Storage & Transportation-1.48%

Enbridge, Inc. (Canada)	1,309,497	57,144,282

Packaged Foods & Meats-3.34%

Kraft Heinz Co. (The)	1,588,058	67,698,913

Nestle S.A.	474,158	61,216,393

		128,915,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Dividend Income Fund

	Shares	Value
Paper Packaging-0.66%

Sonoco Products Co.	410,222	$25,396,844

Pharmaceuticals-10.17%

AstraZeneca PLC (United Kingdom)	249,868	33,192,932

Bristol-Myers Squibb Co.	664,440	50,012,399

Eli Lilly and Co.	138,923	40,583,576

Johnson & Johnson	801,940	144,718,092

Merck & Co., Inc.	1,397,934	123,982,767

		392,489,766

Property & Casualty Insurance-3.84%

Chubb Ltd.	374,968	77,412,144

Travelers Cos., Inc. (The)	415,306	71,042,244

		148,454,388

Regional Banks-5.48%

Cullen/Frost Bankers, Inc.	394,740	52,220,154

Fifth Third Bancorp	1,456,349	54,656,778

M&T Bank Corp.	395,280	65,869,459

Regions Financial Corp.	1,866,283	38,669,384

		211,415,775

Restaurants-3.45%

Darden Restaurants, Inc.	144,046	18,975,179

McDonald’s Corp.	363,912	90,672,314

Starbucks Corp.	313,195	23,376,875

		133,024,368

Semiconductor Equipment-0.67%

Lam Research Corp.	55,356	25,782,611

Semiconductors-2.42%

Analog Devices, Inc.	239,304	36,943,751

Broadcom, Inc.	40,915	22,682,867

Microchip Technology, Inc.(b)	518,968	33,836,714

		93,463,332

Soft Drinks-1.76%

Coca-Cola Co. (The)	1,052,141	67,978,830

	Shares	Value

Specialized REITs-2.70%
Crown Castle International Corp.	288,889	$53,505,131

Weyerhaeuser Co.	1,233,317	50,837,327

		104,342,458

Specialty Chemicals-0.85%
DuPont de Nemours, Inc.	498,745	32,882,258

Total Common Stocks & Other Equity Interests (Cost $2,858,132,879)		3,742,559,536

Money Market Funds-2.94%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d)	31,903,201	31,903,201

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(c)(d)	45,322,685	45,313,620

Invesco Treasury Portfolio, Institutional Class, 0.23%(c)(d)	36,460,801	36,460,801

Total Money Market Funds (Cost $113,681,089)		113,677,622

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $2,971,813,968)		3,856,237,158

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.95%
Invesco Private Government Fund, 0.40%(c)(d)(e)	10,993,699	10,993,699

Invesco Private Prime Fund, 0.35%(c)(d)(e)	25,651,965	25,651,965

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,645,664)		36,645,664

TOTAL INVESTMENTS IN SECURITIES-100.82% (Cost $3,008,459,632)		3,892,882,822

OTHER ASSETS LESS LIABILITIES-(0.82)%		(31,825,586)

NET ASSETS-100.00%		$3,861,057,236

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$53,858,374	$245,453,837	$(267,409,010)	$-	$-	$31,903,201	$12,968
Invesco Liquid Assets Portfolio, Institutional Class	61,353,363	174,974,479	(190,986,747)	(16,492)	(10,983)	45,313,620	21,241
Invesco Treasury Portfolio, Institutional Class	61,552,428	280,518,671	(305,610,298)	-	-	36,460,801	12,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Dividend Income Fund

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$31,145,400	$322,624,339	$(342,776,040)	$-	$-	$10,993,699	$6,536*
Invesco Private Prime Fund	46,718,100	645,241,796	(666,303,762)	-	(4,169)	25,651,965	38,094*
Total	$254,627,665	$1,668,813,122	$(1,773,085,857)	$(16,492)	$(15,152)	$150,323,286	$91,554

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Dividend Income Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $2,858,132,879)*	$3,742,559,536

Investments in affiliated money market funds, at value (Cost $150,326,753)	150,323,286

Foreign currencies, at value (Cost $1,483,253)	1,427,508
Receivable for:
Fund shares sold	2,036,933
Dividends	6,109,397

Investment for trustee deferred compensation and retirement plans	309,494

Other assets	97,540
Total assets	3,902,863,694

Liabilities:
Payable for:
Fund shares reacquired	2,281,751
Collateral upon return of securities loaned	36,645,664
Accrued fees to affiliates	1,866,268
Accrued trustees’ and officers’ fees and benefits	52,843
Accrued other operating expenses	572,229

Trustee deferred compensation and retirement plans	387,703
Total liabilities	41,806,458

Net assets applicable to shares outstanding	$3,861,057,236

Net assets consist of:

Shares of beneficial interest	$2,878,943,274

Distributable earnings	982,113,962

$3,861,057,236

Net Assets:

Class A	$2,887,736,899

Class C	$229,596,139

Class R	$111,670,718

Class Y	$335,608,354

Investor Class	$72,229,927

Class R5	$1,424,872

Class R6	$222,790,327

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	113,598,210

Class C	8,905,377

Class R	4,393,389

Class Y	13,055,577

Investor Class	2,809,552

Class R5	56,026

Class R6	8,752,508
Class A:
Net asset value per share	$25.42
Maximum offering price per share (Net asset value of $25.42 ÷ 94.50%)	$26.90
Class C:
Net asset value and offering price per share	$25.78
Class R:
Net asset value and offering price per share	$25.42
Class Y:
Net asset value and offering price per share	$25.71
Investor Class:
Net asset value and offering price per share	$25.71
Class R5:
Net asset value and offering price per share	$25.43
Class R6:
Net asset value and offering price per share	$25.45

*	At April 30, 2022, securities with an aggregate value of $35,057,378 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Dividend Income Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:

Dividends (net of foreign withholding taxes of $1,574,008)	$108,928,705

Dividends from affiliated money market funds (includes securities lending income of $81,426)	128,350

Total investment income	109,057,055

Expenses:

Advisory fees	20,639,995

Administrative services fees	538,240

Custodian fees	73,803

Distribution fees:

Class A	6,937,663

Class C	2,599,487

Class R	558,959

Investor Class	184,579

Transfer agent fees – A, C, R, Y and Investor Class	4,875,274

Transfer agent fees – R5	1,711

Transfer agent fees – R6	63,746

Trustees’ and officers’ fees and benefits	63,318

Registration and filing fees	141,908

Reports to shareholders	340,741

Professional services fees	103,022

Other	38,591

Total expenses	37,161,037

Less: Fees waived and/or expense offset arrangement(s)	(60,676)

Net expenses	37,100,361

Net investment income	71,956,694

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	280,874,056

Affiliated investment securities	(15,152)

Foreign currencies	61,691

280,920,595

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(127,126,307)

Affiliated investment securities	(16,492)

Foreign currencies	(294,169)

(127,436,968)

Net realized and unrealized gain	153,483,627

Net increase in net assets resulting from operations	$225,440,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Dividend Income Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$71,956,694	$76,828,633

Net realized gain	280,920,595	54,102,653

Change in net unrealized appreciation (depreciation)	(127,436,968)	855,183,576

Net increase in net assets resulting from operations	225,440,321	986,114,862

Distributions to shareholders from distributable earnings:
Class A	(184,985,266)	(57,908,866)

Class C	(14,163,762)	(5,002,175)

Class R	(6,846,245)	(1,985,230)

Class Y	(21,845,924)	(7,830,142)

Investor Class	(4,657,827)	(1,426,555)

Class R5	(103,464)	(57,208)

Class R6	(15,657,644)	(6,126,190)

Total distributions from distributable earnings	(248,260,132)	(80,336,366)

Share transactions–net:
Class A	(16,481,577)	(233,960,731)

Class C	(54,843,590)	(179,352,772)

Class R	1,706,647	(12,010,480)

Class Y	(6,948,273)	(63,925,137)

Investor Class	(995,449)	(4,944,485)

Class R5	(926,423)	(384,304)

Class R6	(18,109,638)	(61,054,215)

Net increase (decrease) in net assets resulting from share transactions	(96,598,303)	(555,632,124)

Net increase (decrease) in net assets	(119,418,114)	350,146,372

Net assets:
Beginning of year	3,980,475,350	3,630,328,978

End of year	$3,861,057,236	$3,980,475,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Dividend Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$25.62	$0.48	$1.00	$1.48	$(0.47)	$(1.21)	$(1.68)	$25.42	5.95	%(d)	$2,887,737	0.93	%(d)	0.93	%(d)	1.84	%(d)	38%
Year ended 04/30/21	20.11	0.47	5.53	6.00	(0.49)	-	(0.49)	25.62	30.23	(d)	2,921,798	0.97	(d)	0.97	(d)	2.10	(d)	4
Year ended 04/30/20	22.70	0.51	(2.33)	(1.82)	(0.52)	(0.25)	(0.77)	20.11	(8.30)		2,506,397	1.05		1.06		2.31		47
Year ended 04/30/19	22.98	0.58	1.45	2.03	(0.60)	(1.71)	(2.31)	22.70	9.51		764,037	1.06		1.06		2.54		4
Year ended 04/30/18	23.96	0.51	(0.42)	0.09	(0.47)	(0.60)	(1.07)	22.98	0.21		862,915	1.01		1.02		2.12		11
Class C
Year ended 04/30/22	25.97	0.29	1.01	1.30	(0.28)	(1.21)	(1.49)	25.78	5.13		229,596	1.69		1.69		1.08		38
Year ended 04/30/21	20.38	0.30	5.61	5.91	(0.32)	-	(0.32)	25.97	29.29		285,321	1.73		1.73		1.34		4
Year ended 04/30/20	23.01	0.35	(2.37)	(2.02)	(0.36)	(0.25)	(0.61)	20.38	(9.02)		385,968	1.80		1.81		1.56		47
Year ended 04/30/19	23.28	0.42	1.46	1.88	(0.44)	(1.71)	(2.15)	23.01	8.65		152,988	1.81		1.81		1.79		4
Year ended 04/30/18	24.26	0.33	(0.42)	(0.09)	(0.29)	(0.60)	(0.89)	23.28	(0.52)		236,168	1.76		1.77		1.37		11
Class R
Year ended 04/30/22	25.62	0.42	1.00	1.42	(0.41)	(1.21)	(1.62)	25.42	5.68		111,671	1.19		1.19		1.58		38
Year ended 04/30/21	20.11	0.41	5.53	5.94	(0.43)	-	(0.43)	25.62	29.89		110,667	1.23		1.23		1.84		4
Period ended 04/30/20(e)	20.18	0.01	(0.08)	(0.07)	-	-	-	20.11	(0.35)		97,560	1.20	(f)	1.21	(f)	2.16	(f)	47
Class Y
Year ended 04/30/22	25.89	0.55	1.02	1.57	(0.54)	(1.21)	(1.75)	25.71	6.24		335,608	0.69		0.69		2.08		38
Year ended 04/30/21	20.32	0.52	5.59	6.11	(0.54)	-	(0.54)	25.89	30.55		344,755	0.73		0.73		2.34		4
Year ended 04/30/20	22.94	0.57	(2.36)	(1.79)	(0.58)	(0.25)	(0.83)	20.32	(8.09)		330,421	0.81		0.82		2.55		47
Year ended 04/30/19	23.21	0.65	1.46	2.11	(0.67)	(1.71)	(2.38)	22.94	9.76		248,641	0.81		0.81		2.79		4
Year ended 04/30/18	24.19	0.58	(0.43)	0.15	(0.53)	(0.60)	(1.13)	23.21	0.48		444,633	0.76		0.77		2.37		11
Investor Class
Year ended 04/30/22	25.89	0.48	1.02	1.50	(0.47)	(1.21)	(1.68)	25.71	5.96		72,230	0.94		0.94		1.83		38
Year ended 04/30/21	20.31	0.47	5.59	6.06	(0.48)	-	(0.48)	25.89	30.25		73,628	0.98		0.98		2.09		4
Year ended 04/30/20	22.93	0.52	(2.37)	(1.85)	(0.52)	(0.25)	(0.77)	20.31	(8.32)		62,298	1.06		1.07		2.30		47
Year ended 04/30/19	23.20	0.59	1.46	2.05	(0.61)	(1.71)	(2.32)	22.93	9.49		76,436	1.06		1.06		2.54		4
Year ended 04/30/18	24.18	0.51	(0.42)	0.09	(0.47)	(0.60)	(1.07)	23.20	0.23		79,103	1.01		1.02		2.12		11
Class R5
Year ended 04/30/22	25.63	0.55	1.00	1.55	(0.54)	(1.21)	(1.75)	25.43	6.24		1,425	0.66		0.66		2.11		38
Year ended 04/30/21	20.11	0.53	5.54	6.07	(0.55)	-	(0.55)	25.63	30.66		2,337	0.66		0.66		2.41		4
Year ended 04/30/20	22.71	0.58	(2.34)	(1.76)	(0.59)	(0.25)	(0.84)	20.11	(8.05)		2,159	0.75		0.76		2.61		47
Year ended 04/30/19	22.99	0.65	1.45	2.10	(0.67)	(1.71)	(2.38)	22.71	9.82		1,863	0.77		0.77		2.83		4
Year ended 04/30/18	23.97	0.58	(0.42)	0.16	(0.54)	(0.60)	(1.14)	22.99	0.51		1,914	0.72		0.73		2.41		11
Class R6
Year ended 04/30/22	25.65	0.57	1.00	1.57	(0.56)	(1.21)	(1.77)	25.45	6.31		222,790	0.59		0.59		2.18		38
Year ended 04/30/21	20.13	0.55	5.54	6.09	(0.57)	-	(0.57)	25.65	30.75		241,970	0.58		0.58		2.49		4
Year ended 04/30/20	22.73	0.60	(2.34)	(1.74)	(0.61)	(0.25)	(0.86)	20.13	(7.97)		245,526	0.66		0.67		2.70		47
Year ended 04/30/19	23.00	0.67	1.46	2.13	(0.69)	(1.71)	(2.40)	22.73	9.96		252,176	0.69		0.69		2.91		4
Year ended 04/30/18	23.98	0.60	(0.42)	0.18	(0.56)	(0.60)	(1.16)	23.00	0.59		322,530	0.64		0.65		2.49		11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,372,954,426 in connection with the acquisitions of Invesco Oppenheimer Dividend Opportunity Fund and Invesco Oppenheimer Equity Income Fund into the Fund.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended April 30, 2022 and 2021.
(e)	Commencement date of April 17, 2020.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Dividend Income Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Dividend Income Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15	Invesco Dividend Income Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, the Fund paid the Adviser $839 in fees for securities lending agent services.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2)

16	Invesco Dividend Income Fund

currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.6325%

Next $500 million	0.6125%

Next $600 million	0.6000%

Next $400 million	0.5325%

Next $2 billion	0.4500%

Next $2 billion	0.4000%

Next $2 billion	0.3750%

Over $8 billion	0.3500%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.53%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 1.05%, 0.66% and 0.61%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $57,093.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

17	Invesco Dividend Income Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, the Class R Plan and the Investor Class Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares, at the annual rate of 0.50% of the average daily net assets of Class R shares and at the annual rate of 0.25% of the average daily net assets of the Investor Class shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $328,126 in front-end sales commissions from the sale of Class A shares and $2,960 and $6,648 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $23,908 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,530,452,304	$212,107,232	$ -	$3,742,559,536

Money Market Funds	113,677,622	36,645,664	-	150,323,286

Total Investments	$3,644,129,926	$248,752,896	$ -	$3,892,882,822

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,583.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18	Invesco Dividend Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$ 80,392,813	$80,336,366

Long-term capital gain	167,867,319	-

Total distributions	$248,260,132	$80,336,366

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$111,458,611

Net unrealized appreciation - investments	871,201,118

Net unrealized appreciation (depreciation) - foreign currencies	(156,872)

Temporary book/tax differences	(388,895)

Shares of beneficial interest	2,878,943,274

Total net assets	$3,861,057,236

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $1,449,449,504 and $1,655,993,318, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$967,319,381

Aggregate unrealized (depreciation) of investments	(96,118,263)

Net unrealized appreciation of investments	$871,201,118

Cost of investments for tax purposes is $3,021,681,704.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and REITs, on April 30, 2022, undistributed net investment income was decreased by $2,257,447 and undistributed net realized gain was increased by $2,257,447. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	6,340,049	$164,467,996	7,954,232	$176,626,306

Class C	913,912	24,036,507	1,223,560	27,257,557

Class R	595,803	15,446,818	622,003	13,816,681

Class Y	2,327,366	61,053,165	2,845,927	63,787,665

Investor Class	92,799	2,460,980	79,458	1,825,587

Class R5	3,820	99,896	20,861	464,489

Class R6	1,273,764	33,037,328	1,554,962	34,460,763

19	Invesco Dividend Income Fund

	Summary of Share Activity

	Year ended April 30, 2022(a)		Year ended April 30, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	6,729,190	$169,261,961	2,353,195	$52,078,909

Class C	518,792	13,192,205	205,532	4,551,363

Class R	270,987	6,809,610	89,303	1,973,655

Class Y	703,247	17,892,341	271,918	6,067,680

Investor Class	163,622	4,161,601	57,078	1,276,666

Class R5	4,070	102,666	2,560	56,690

Class R6	598,439	15,090,758	267,351	5,906,050

Automatic conversion of Class C shares to Class A shares:
Class A	1,746,500	45,028,256	4,564,118	102,652,207
Class C	(1,722,604)	(45,028,256)	(4,502,763)	(102,652,207)

Reacquired:
Class A	(15,266,993)	(395,239,790)	(25,472,535)	(565,318,153)

Class C	(1,792,600)	(47,044,046)	(4,874,978)	(108,509,485)

Class R	(793,548)	(20,549,781)	(1,243,512)	(27,800,816)

Class Y	(3,289,638)	(85,893,779)	(6,064,345)	(133,780,482)

Investor Class	(290,741)	(7,618,030)	(359,455)	(8,046,738)

Class R5	(43,054)	(1,128,985)	(39,575)	(905,483)

Class R6	(2,552,837)	(66,237,724)	(4,586,621)	(101,421,028)

Net increase (decrease) in share activity	(3,469,655)	$(96,598,303)	(25,031,726)	$(555,632,124)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Dividend Income Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,025.40	$4.62	$1,020.23	$4.61	0.92%
Class C	1,000.00	1,021.30	8.42	1,016.46	8.40	1.68
Class R	1,000.00	1,024.20	5.92	1,018.94	5.91	1.18
Class Y	1,000.00	1,027.00	3.42	1,021.42	3.41	0.68
Investor Class	1,000.00	1,025.50	4.67	1,020.18	4.66	0.93
Class R5	1,000.00	1,026.80	3.32	1,021.52	3.31	0.66
Class R6	1,000.00	1,027.10	2.97	1,021.87	2.96	0.59

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22	Invesco Dividend Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$167,867,319
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$10,739,757

23	Invesco Dividend Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Dividend Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Dividend Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Dividend Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Dividend Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Dividend Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Dividend Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	I-DIVI-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Energy Fund

Nasdaq:

A: IENAX ∎ C: IEFCX ∎ Y: IENYX ∎ Investor: FSTEX ∎ R5: IENIX ∎ R6: IENSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2022, Class A shares of Invesco Energy Fund (the Fund), at net asset value (NAV), outperformed the MSCI World Energy Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	63.83%
Class C Shares	62.54
Class Y Shares	64.20
Investor Class Shares	63.76
Class R5 Shares	64.39
Class R6 Shares	64.51
S&P 500 Index▼ (Broad Market Index)	0.21
MSCI World Energy Index▼ (Style-Specific Index)	47.53
Lipper Natural Resource Funds Index∎ (Peer Group Index)	51.17

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    Crude oil prices experienced an unprecedented rise in prices as the price for WTI went from less than $65/barrel at the beginning of the fiscal year to almost $105/barrel by the end of the fiscal year.3 In March 2022, oil prices briefly rose to almost $130/barrel, the highest price per barrel since 2008.3 Over the past several years, investors pressured oil and gas companies’ senior management to focus on profitability versus production and align compensation commensurate with that goal. As energy companies focused on profitability during lower oil prices, capital expenditures on oil and gas production declined drastically over the past several years.

The lack of spending on production, government restrictions on drilling and inflation at 40-year highs, with a massive spike in demand post-COVID-19, drove prices higher throughout the fiscal year. Oil prices further rose, exacerbated by Russia’s invasion of Ukraine and resulting sanctions and embargoes on energy exports from Russia. As such, energy companies were the biggest beneficiaries in this environment with a combination of lower expenses and higher commodity costs, and their stock prices reflected this with MSCI World Energy Index returning 49.20% for the fiscal year.4

    The Fund materially outperformed its style-specific benchmark, the MSCI World Energy Index, for the fiscal year as a result of security selection. On the positive side, stock selection within oil and gas exploration and production was a large contributor to the Fund’s relative performance. Devon Energy, Marathon Oil and APA were large contributors within the industry due to an overweight allocation versus the style-specific benchmark. Also, a material underweight to and stock selection within oil and gas storage and transportation boosted the Fund’s relative performance versus the style-specific benchmark. Cheniere Energy and Kinder Morgan were top contributors in the industry. Kinder Morgan was sold on strength. However, not owning certain companies like Enbridge and TC Energy benefited the Fund’s relative returns the most within the industry.

    On the negative side, within electrical equipment, Vestas Wind Systems was a large detractor from the Fund’s relative returns. Within metals and mining, Southern Copper detracted from the Fund’s relative returns versus the style-specific benchmark. The Fund’s cash position, which only averaged 3%, detracted from the Fund’s relative returns over the fiscal year. This is to be expected during periods of strong returns.

    We continue to focus on companies we perceive have solid balance sheets and free cash flow, trading at a relatively low valuation. We remain cautiously optimistic about the longer-term outlook for the US and global economies. We believe equity markets and oil prices may experience continued volatility due to rising yields, continued inflation, COVID-19 lockdowns in some countries and the Russia/Ukraine war.

    While oil prices may be headline news, the Fund should be considered a long-term investment. As always, thank you for your continued investment in Invesco Energy Fund.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Kevin Holt - Lead

Umang Khetan

2	Invesco Energy Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Energy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 4/30/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
*	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Energy Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	4.71%
10 Years	-2.19
5 Years	1.41
1 Year	54.79

Class C Shares
Inception (2/14/00)	6.03%
10 Years	-2.23
5 Years	1.80
1 Year	61.54

Class Y Shares
Inception (10/3/08)	0.80%
10 Years	-1.39
5 Years	2.81
1 Year	64.20

Investor Class Shares
Inception (1/19/84)	6.69%
10 Years	-1.63
5 Years	2.57
1 Year	63.76

Class R5 Shares
Inception (1/31/06)	0.71%
10 Years	-1.21
5 Years	3.04
1 Year	64.39

Class R6 Shares
10 Years	-1.38%
5 Years	3.08
1 Year	64.51

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Energy Fund

Supplemental Information

Invesco Energy Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The MSCI World Energy Index is designed to capture the performance of energy stocks across developed market countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation

(the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Energy Fund

Fund Information

Portfolio Composition

By industry	% of total net assets

Oil & Gas Exploration & Production	40.22%

Integrated Oil & Gas	28.69

Oil & Gas Refining & Marketing	6.85

Oil & Gas Equipment & Services	6.19

Oil & Gas Storage & Transportation	5.41

Investment Companies - Exchange-Traded Funds	4.39

Fertilizers & Agricultural Chemicals	2.45

Heavy Electrical Equipment	2.02

Copper	1.79

Money Market Funds Plus Other Assets Less Liabilities	1.99

Top 10 Equity Holdings*

		% of total net assets

1.	Exxon Mobil Corp.	7.62%

2.	ConocoPhillips	6.60

3.	Chevron Corp.	6.02

4.	Devon Energy Corp.	5.76

5.	Marathon Oil Corp.	5.04

6.	Valero Energy Corp.	4.83

7.	APA Corp.	4.75

8.	Cheniere Energy, Inc.	3.98

9.	Suncor Energy, Inc.	3.82

10.	Energy Select Sector SPDR Fund	4.40

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Energy Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value

Common Stocks & Other Equity Interests–93.62%
Copper–1.79%
Southern Copper Corp. (Peru)(b)	150,540	$9,374,126

Fertilizers & Agricultural Chemicals–2.45%
CF Industries Holdings, Inc.	132,622	12,841,788

Heavy Electrical Equipment–2.02%
Vestas Wind Systems A/S (Denmark)	410,755	10,567,549

Integrated Oil & Gas–28.69%
BP PLC, ADR (United Kingdom)	371,918	10,681,485

Cenovus Energy, Inc. (Canada)	479,696	8,868,392

Chevron Corp.	201,164	31,516,364

Equinor ASA (Norway)	330,761	11,271,589

Exxon Mobil Corp.	467,719	39,873,045

Shell PLC, ADR (Netherlands)	300,706	16,066,721

Suncor Energy, Inc. (Canada)	556,638	20,009,764

TotalEnergies SE (France)	241,853	11,916,486

		150,203,846

Oil & Gas Equipment & Services–6.19%
Baker Hughes Co., Class A	347,238	10,771,323

NOV, Inc.	576,316	10,448,609

Tenaris S.A., ADR	371,296	11,205,713

		32,425,645

Oil & Gas Exploration & Production–40.22%
APA Corp.	607,623	24,870,009

Canadian Natural Resources Ltd. (Canada)	192,407	11,908,520

ConocoPhillips	361,790	34,558,181

Coterra Energy, Inc.(b)	441,866	12,721,322

Devon Energy Corp.	517,934	30,128,221

Diamondback Energy, Inc.	126,927	16,021,995

EOG Resources, Inc.(b)	90,553	10,572,968

EQT Corp.(b)	492,840	19,590,390

Hess Corp.	94,950	9,786,497

Marathon Oil Corp.	1,058,651	26,381,583

Pioneer Natural Resources Co.	60,351	14,029,797

		210,569,483

Investment Abbreviations:

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depositary Receipt

	Shares	Value

Oil & Gas Refining & Marketing–6.85%
Phillips 66	121,967	$10,581,857

Valero Energy Corp.	226,935	25,298,714

		35,880,571

Oil & Gas Storage & Transportation–5.41%
Cheniere Energy, Inc.	153,552	20,853,897

Plains All American Pipeline L.P.	718,797	7,446,737

		28,300,634

Total Common Stocks & Other Equity Interests (Cost $368,934,268)		490,163,642

Exchange-Traded Funds–4.39%
Energy Select Sector SPDR Fund (Cost $16,151,965)(b)	306,000	22,995,900

Money Market Funds–1.97%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d)	3,661,588	3,661,588

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(c)(d)	2,457,961	2,457,469

Invesco Treasury Portfolio, Institutional Class, 0.23%(c)(d)	4,184,672	4,184,672

Total Money Market Funds (Cost $10,304,111)		10,303,729

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $395,390,344)		523,463,271

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.44%
Invesco Private Government Fund, 0.40%(c)(d)(e)	13,255,983	13,255,983

Invesco Private Prime Fund, 0.35%(c)(d)(e)	30,930,628	30,930,628

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,186,147)		44,186,611

TOTAL INVESTMENTS IN SECURITIES–108.42% (Cost $439,576,491)		567,649,882

OTHER ASSETS LESS LIABILITIES–(8.42)%		(44,091,318)

NET ASSETS–100.00%		$523,558,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Energy Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,040,878	$45,193,869	$(44,573,159)	$-	$-	$3,661,588	$1,414
Invesco Liquid Assets Portfolio, Institutional Class	2,103,377	32,072,984	(31,715,564)	(382)	(2,946)	2,457,469	1,623
Invesco Treasury Portfolio, Institutional Class	3,475,289	51,650,136	(50,940,753)	-	-	4,184,672	1,913
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	77,894,477	(64,638,494)	-	-	13,255,983	5,534*
Invesco Private Prime Fund	-	165,605,302	(134,673,009)	464	(2,129)	30,930,628	13,497*
Total	$8,619,544	$372,416,768	$(326,540,979)	$82	$(5,075)	$54,490,340	$23,981

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $385,086,233)*	$513,159,542

Investments in affiliated money market funds, at value (Cost $54,490,258)	54,490,340

Foreign currencies, at value (Cost $93,760)	89,509

Receivable for:
Investments sold	9,179,056

Fund shares sold	1,177,590

Dividends	267,137

Investment for trustee deferred compensation and retirement plans	199,299

Other assets	152,731

Total assets	578,715,204

Liabilities:
Payable for:
Investments purchased	9,633,903

Fund shares reacquired	677,127

Collateral upon return of securities loaned	44,186,147

Accrued fees to affiliates	327,500

Accrued trustees’ and officers’ fees and benefits	352

Accrued other operating expenses	118,530

Trustee deferred compensation and retirement plans	213,081

Total liabilities	55,156,640

Net assets applicable to shares outstanding	$523,558,564

Net assets consist of:
Shares of beneficial interest	$798,076,902

Distributable earnings (loss)	(274,518,338)

$523,558,564

Net Assets:
Class A	$301,546,188

Class C	$26,493,497

Class Y	$85,630,560

Investor Class	$96,027,440

Class R5	$6,351,822

Class R6	$7,509,057

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,038,795

Class C	1,257,935

Class Y	3,410,911

Investor Class	3,850,802

Class R5	246,052

Class R6	290,833

Class A:
Net asset value per share	$25.05

Maximum offering price per share (Net asset value of $25.05 ÷ 94.50%)	$26.51

Class C:
Net asset value and offering price per share	$21.06

Class Y:
Net asset value and offering price per share	$25.10

Investor Class:
Net asset value and offering price per share	$24.94

Class R5:
Net asset value and offering price per share	$25.81

Class R6:
Net asset value and offering price per share	$25.82

*	At April 30, 2022, securities with an aggregate value of $42,377,761 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $416,261)	$12,910,756

Dividends from affiliated money market funds (includes securities lending income of $19,935)	24,885

Total investment income	12,935,641

Expenses:
Advisory fees	2,700,009

Administrative services fees	47,554

Distribution fees:
Class A	529,494

Class C	175,286

Investor Class	188,053

Transfer agent fees – A, C, Y and Investor Class	851,570

Transfer agent fees – R5	3,904

Transfer agent fees – R6	1,309

Trustees’ and officers’ fees and benefits	20,708

Registration and filing fees	89,796

Reports to shareholders	25,267

Professional services fees	62,555

Other	187,301

Total expenses	4,882,806

Less: Fees waived and/or expense offset arrangement(s)	(5,252)

Net expenses	4,877,554

Net investment income	8,058,087

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	16,837,100

Affiliated investment securities	(5,075)

Foreign currencies	(36,387)

16,795,638

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	153,463,746

Affiliated investment securities	82

Foreign currencies	(13,882)

153,449,946

Net realized and unrealized gain	170,245,584

Net increase in net assets resulting from operations	$178,303,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$8,058,087	$4,224,557

Net realized gain (loss)	16,795,638	(121,303,223)

Change in net unrealized appreciation	153,449,946	187,946,932

Net increase in net assets resulting from operations	178,303,671	70,868,266

Distributions to shareholders from distributable earnings:
Class A	(3,510,544)	(2,747,153)

Class C	(280,587)	(246,215)

Class Y	(809,323)	(358,198)

Investor Class	(1,268,629)	(1,082,664)

Class R5	(73,510)	(58,368)

Class R6	(59,727)	(9,193)

Total distributions from distributable earnings	(6,002,320)	(4,501,791)

Share transactions–net:
Class A	33,863,277	3,760,649

Class C	5,456,993	(4,431,573)

Class Y	33,455,283	10,016,155

Investor Class	(2,197,713)	(1,148,508)

Class R5	1,966,434	(561,626)

Class R6	4,956,416	613,358

Net increase in net assets resulting from share transactions	77,500,690	8,248,455

Net increase in net assets	249,802,041	74,614,930

Net assets:
Beginning of year	273,756,523	199,141,593

End of year	$523,558,564	$273,756,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Energy Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$15.57	$0.43		$9.39	$9.82	$(0.34)	$25.05	63.83%	$301,546	1.36%	1.36%	2.22%		18%
Year ended 04/30/21	11.54	0.25		4.05	4.30	(0.27)	15.57	37.77	166,204	1.56	1.56	2.00		68
Year ended 04/30/20	21.05	0.41		(9.64)	(9.23)	(0.28)	11.54	(44.30)	121,102	1.45	1.45	2.42		16
Year ended 04/30/19	25.91	0.29		(4.61)	(4.32)	(0.54)	21.05	(16.48)	248,396	1.32	1.32	1.25		17
Year ended 04/30/18	24.54	0.49	(d)	1.44	1.93	(0.56)	25.91	8.08	323,247	1.33	1.33	2.07	(d)	9
Class C
Year ended 04/30/22	13.18	0.24		7.91	8.15	(0.27)	21.06	62.54	26,493	2.11	2.11	1.47		18
Year ended 04/30/21	9.82	0.13		3.44	3.57	(0.21)	13.18	36.87	12,763	2.31	2.31	1.25		68
Year ended 04/30/20	17.99	0.24		(8.22)	(7.98)	(0.19)	9.82	(44.72)	13,868	2.20	2.20	1.67		16
Year ended 04/30/19	22.17	0.10		(3.93)	(3.83)	(0.35)	17.99	(17.14)	33,036	2.07	2.07	0.50		17
Year ended 04/30/18	20.88	0.26	(d)	1.24	1.50	(0.21)	22.17	7.29	92,349	2.08	2.08	1.32	(d)	9
Class Y
Year ended 04/30/22	15.59	0.49		9.39	9.88	(0.37)	25.10	64.20	85,631	1.11	1.11	2.47		18
Year ended 04/30/21	11.54	0.28		4.06	4.34	(0.29)	15.59	38.14	29,497	1.31	1.31	2.25		68
Year ended 04/30/20	21.04	0.45		(9.64)	(9.19)	(0.31)	11.54	(44.17)	14,398	1.20	1.20	2.67		16
Year ended 04/30/19	25.93	0.35		(4.63)	(4.28)	(0.61)	21.04	(16.29)	38,550	1.07	1.07	1.50		17
Year ended 04/30/18	24.63	0.55	(d)	1.43	1.98	(0.68)	25.93	8.34	56,061	1.08	1.08	2.32	(d)	9
Investor Class
Year ended 04/30/22	15.51	0.43		9.34	9.77	(0.34)	24.94	63.76	96,027	1.36	1.36	2.22		18
Year ended 04/30/21	11.49	0.25		4.04	4.29	(0.27)	15.51	37.85	61,754	1.56	1.56	2.00		68
Year ended 04/30/20	20.96	0.40		(9.59)	(9.19)	(0.28)	11.49	(44.30)	47,046	1.45	1.45	2.42		16
Year ended 04/30/19	25.80	0.29		(4.59)	(4.30)	(0.54)	20.96	(16.47)	97,716	1.32	1.32	1.25		17
Year ended 04/30/18	24.44	0.49	(d)	1.43	1.92	(0.56)	25.80	8.07	136,141	1.33	1.33	2.07	(d)	9
Class R5
Year ended 04/30/22	16.02	0.53		9.65	10.18	(0.39)	25.81	64.39	6,352	0.97	0.97	2.61		18
Year ended 04/30/21	11.83	0.32		4.19	4.51	(0.32)	16.02	38.69	2,488	0.99	0.99	2.57		68
Year ended 04/30/20	21.54	0.50		(9.87)	(9.37)	(0.34)	11.83	(44.03)	2,371	0.96	0.96	2.91		16
Year ended 04/30/19	26.53	0.40		(4.73)	(4.33)	(0.66)	21.54	(16.12)	6,052	0.90	0.90	1.67		17
Year ended 04/30/18	25.23	0.61	(d)	1.46	2.07	(0.77)	26.53	8.51	8,092	0.91	0.91	2.49	(d)	9
Class R6
Year ended 04/30/22	16.02	0.56		9.63	10.19	(0.39)	25.82	64.51	7,509	0.91	0.91	2.67		18
Year ended 04/30/21	11.83	0.34		4.17	4.51	(0.32)	16.02	38.69	1,050	0.99	0.99	2.57		68
Year ended 04/30/20	21.53	0.49		(9.85)	(9.36)	(0.34)	11.83	(44.00)	357	0.96	0.96	2.91		16
Year ended 04/30/19	26.52	0.39		(4.72)	(4.33)	(0.66)	21.53	(16.11)	473	0.89	0.89	1.68		17
Year ended 04/30/18	25.23	0.62	(d)	1.46	2.08	(0.79)	26.52	8.55	185	0.90	0.90	2.50	(d)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.32 and 0.87%, $0.09 and 0.12%, $0.38 and 1.12%, $0.32 and 0.87%, $0.44 and 1.29% and $0.45 and 1.30% for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Energy Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14	Invesco Energy Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

15	Invesco Energy Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

The Fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $4,718.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

16	Invesco Energy Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $74,133 in front-end sales commissions from the sale of Class A shares and $798 and $4,468 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $9,231 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$456,408,018	$33,755,624	$–	$490,163,642

Exchange-Traded Funds	22,995,900	–	–	22,995,900

Money Market Funds	10,303,729	44,186,611	–	54,490,340

Total Investments	$489,707,647	$77,942,235	$–	$567,649,882

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $534.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

17	Invesco Energy Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$6,002,320	$4,501,791

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$3,947,308

Net unrealized appreciation – investments	131,234,455

Net unrealized appreciation (depreciation) – foreign currencies	(5,491)

Temporary book/tax differences	(3,119,632)

Capital loss carryforward	(406,574,978)

Shares of beneficial interest	798,076,902

Total net assets	$523,558,564

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,400,407	$398,174,571	$406,574,978

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $141,782,612 and $64,544,903, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$156,157,467

Aggregate unrealized (depreciation) of investments	(24,923,012)

Net unrealized appreciation of investments	$131,234,455

Cost of investments for tax purposes is $436,415,427.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships and securities litigation, on April 30, 2022, undistributed net investment income was decreased by $50,431, undistributed net realized gain (loss) was increased by $53,559 and shares of beneficial interest was decreased by $3,128. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	5,184,535	$110,611,271	3,761,298	$49,212,346

Class C	716,149	12,872,339	352,700	3,959,818

Class Y	2,940,183	60,693,479	1,214,683	17,175,336

Investor Class	1,620,524	34,729,398	1,144,291	14,664,796

Class R5	207,421	4,280,244	99,777	1,299,002

Class R6	304,490	6,585,058	109,588	1,589,029

18	Invesco Energy Fund

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	178,561	$3,278,383	201,097	$2,570,024

Class C	16,817	260,318	20,180	218,957

Class Y	37,119	682,623	24,151	308,887

Investor Class	64,632	1,181,476	80,367	1,023,068

Class R5	3,885	73,414	4,443	58,289

Class R6	2,872	54,282	636	8,347

Automatic conversion of Class C shares to Class A shares:
Class A	68,840	1,424,906	237,436	2,917,949

Class C	(81,663)	(1,424,906)	(279,791)	(2,917,949)

Reacquired:
Class A	(4,064,851)	(81,451,283)	(4,021,838)	(50,939,670)

Class C	(361,868)	(6,250,758)	(536,226)	(5,692,399)

Class Y	(1,457,984)	(27,920,819)	(594,414)	(7,468,068)

Investor Class	(1,816,778)	(38,108,587)	(1,336,516)	(16,836,372)

Class R5	(120,578)	(2,387,224)	(149,224)	(1,918,917)

Class R6	(82,076)	(1,682,924)	(74,875)	(984,018)

Net increase in share activity	3,360,230	$77,500,690	257,763	$8,248,455

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Energy Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,313.50	$7.80	$1,018.05	$6.80	1.36%
Class C	1,000.00	1,308.70	12.08	1,014.33	10.54	2.11
Class Y	1,000.00	1,314.80	6.37	1,019.29	5.56	1.11
Investor Class	1,000.00	1,313.30	7.80	1,018.05	6.80	1.36
Class R5	1,000.00	1,315.50	5.68	1,019.89	4.96	0.99
Class R6	1,000.00	1,316.40	5.23	1,020.28	4.56	0.91

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Energy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Energy Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	I-ENE-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Gold & Special Minerals Fund

Nasdaq:

A: OPGSX ∎ C: OGMCX ∎ R: OGMNX ∎ Y: OGMYX ∎ R5: IOGYX ∎ R6: OGMIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Consolidated Schedule of Investments

13	Consolidated Financial Statements

16	Consolidated Financial Highlights

17	Notes to Consolidated Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2022, Class A shares of Invesco Gold & Special Minerals Fund (the Fund), at net asset value (NAV), outperformed the MSCI World Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.39%
Class C Shares	-0.34
Class R Shares	0.14
Class Y Shares	0.64
Class R5 Shares	0.75
Class R6 Shares	0.78
MSCI World Index▼	-3.52

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Risk asset prices were volatile during the 12-month fiscal year ending April 30, 2022. For the first eight months of this fiscal year, they climbed steadily on the back of monetary and fiscal stimulus, deeply negative real interest rates and strong economic growth. After reaching a peak in early January 2022, they reversed course and fell during the last four months of the fiscal year in the face of rising real interest rates, a stronger US dollar, slowing economic growth, high inflation and the end of many monetary and fiscal stimulus programs. Against this backdrop, the Fund’s Class A shares (without sales charge) generated a total return of 0.39% during the fiscal year, outperforming the -3.52% return of the benchmark MSCI World Index by 391 basis points.1 We focus on firms with high-quality reserves, solid growth prospects, attractive cost structures, free cash flows, sound balance sheets and talented management teams.

    The price of gold moved sideways within a $150 range for most of the fiscal year before climbing to $2,050 per ounce after Russia invaded Ukraine. It then eased to settle at $1,896 by the end of the fiscal year for a gain of 7.2% (up $127).1 The gold mining equities, as represented by the Philadelphia Gold & Silver Index, followed a similar pattern, moving sideways within a wide band for most of the fiscal year before climbing sharply as Russia invaded Ukraine. The equities then settled lower by the end of the fiscal year for a modest gain of 1.93%, although they still outperformed US and global stock and bonds.2 We believe some investors view gold and other precious metals as potential hedges against inflation, geopolitical risk and/or competitive currency debasement.

    The top contributors to the Fund’s relative performance during the fiscal year included Gold Fields, Newmont and Great Bear Resources.

    Our position in Gold Fields, a large South African gold producer, contributed to Fund performance as the share price appreciated 47% during the fiscal year.1 The company benefited from improvements in its underlying operations as well as its leverage to movements in the gold price.

    Our holdings in Newmont, the largest US-based gold producer, also contributed to Fund performance as the share price climbed 29% in the fiscal year.1 The company benefited from improving operations along with investor inflows to the sector, especially during the last three months of the fiscal year, as Russia invaded Ukraine. Newmont has the largest market capitalization in the gold mining equity sector, is one of the most liquid names and is the only gold miner in the S&P 500 Index. It also has the largest weighting in one of the popular gold mining ETFs. As a result, the stock tends to benefit from positive inflows to the sector when investors seek to hedge geopolitical, inflationary or other risks through precious metals equities.

    Our position in Great Bear Resources also contributed to Fund performance as the stock climbed 94% in the fiscal year.1 The company performed well in the second half of the fiscal year. It made significant progress developing its primary asset but got an extra boost when Kinross Gold announced in December 2021 that it would acquire Great Bear Resources at a significant premium. The acquisition closed in February 2022.

    The biggest detractors of the Fund’s relative performance during the fiscal year included Evolution Mining, Northern Star Resources and Pure Gold Mining.

    Our position in Evolution Mining, an Australian gold producer, detracted from Fund performance as the stock fell 10% in the fiscal year.1 The company faced certain operational challenges at the Red Lake Mine in Canada, which it recently acquired from Newmont.

    Our holdings in Northern Star Resources, another Australian gold producer, also detracted from Fund performance as the stock declined 4% in the fiscal year.1 The company continued its efforts to integrate operations following the acquisition of Saracen in 2021 and also faced certain cost pressures with its Pogo Mine in Alaska.

    Finally, our position in Pure Gold Mining, a Canadian gold producer, detracted from Fund performance as the stock slid 86% during the fiscal year.1 The company built the Madsen Mine in the highly prospective Red Lake District in Canada but has struggled to extract the ore and feed the mill at production levels that investors had expected. In addition, the company has run dangerously low on capital required to operate the mine until it reaches a cash flow break-even and is currently seeking to raise additional capital to continue operations throughout 2022.

    There were numerous crosswinds in the macroeconomic environment that impacted gold during the fiscal year. Several factors that tended to support the gold price included heightened geopolitical turmoil from the war in Ukraine, prospects for slowing economic growth, inflation at 40-year highs in the US and multi-decade highs elsewhere and US government debt at record levels. However, several factors that tended to exert downward pressure on the gold price were also in play, including a more hawkish turn by the US Federal Reserve (the Fed) and several other central banks as they sought to tame inflation, rising real interest rates and a US dollar that was reaching 20-year highs.

    The portfolio has a growth-at-a-reasonable-price tilt. We favor companies with more resources in the ground, higher-quality ore bodies and lower cost structures than Wall Street appreciates, partly because these characteristics can lead to upside surprises in production growth, revenue, cash flow and earnings, which in turn can lead to rising net asset values and potentially rising stock prices. We like growth, but we will not overpay for it and we do not chase stocks. We continue to use a contrarian growth strategy, which means we tend to buy companies that we like when they are on sale and we tend to trim or sell positions when others are buying aggressively.

    The Fund manager remains focused on the growth potential of companies, the quality and size of their ore bodies in the ground, their cost structures, the strength of their balance sheets and the quality of their management teams. Moreover, we concentrate our efforts on analyzing the gold mining equities and we tend to stay fully invested. Unlike many competitors, we typically do not hold large positions in cash and we do not own treasuries in an effort to dampen portfolio volatility. The reasons are simple. We are investors, not short-term traders or market timers. In fact, we believe it is extremely difficult to time the precious metals markets well on a consistent basis. In addition, our skill is in analyzing ore bodies, mines and management

2	Invesco Gold & Special Minerals Fund

teams and investing in mining companies and not government fixed-income securities.

    Consistent with our disciplined and contrarian growth strategy, we continue to look for opportunities to buy companies with assets, cost structures and production/earnings growth profiles that we like at valuations that we consider attractive. We believe the core holdings in the portfolio are well-capitalized senior and intermediate producers. The Fund manager expects to continue to hold most of the Fund’s assets in gold, special minerals and mining-related equities that the investment team believes offer attractive revenue and earnings growth at a reasonable price.

    Thank you for investing in Invesco Gold & Special Minerals Fund and sharing our long-term investment horizon.

1 Source: Bloomberg, 5/3/22.

2 Source: Bloomberg, 5/3/22. US stocks are represented by the S&P 500 Index and global stocks are represented by the MSCI World Index, US bonds are represented by the Bloomberg US Aggregate Bond Index and global bonds are represented by the Bloomberg Global Aggregate Bond Index.

Portfolio manager(s):

Shanquan Li

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Gold & Special Minerals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Gold & Special Minerals Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (7/19/83)	6.32%
10 Years	-0.62
5 Years	11.81
1 Year	-5.12

Class C Shares
Inception (11/1/95)	6.42%
10 Years	-0.66
5 Years	12.23
1 Year	-1.29

Class R Shares
Inception (3/1/01)	9.36%
10 Years	-0.32
5 Years	12.77
1 Year	0.14

Class Y Shares
Inception (9/7/10)	-1.29%
10 Years	0.17
5 Years	13.33
1 Year	0.64

Class R5 Shares
10 Years	0.05%
5 Years	13.32
1 Year	0.75

Class R6 Shares
Inception (10/26/12)	-0.57%
5 Years	13.54
1 Year	0.78

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Gold & Special Minerals Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Gold & Special Minerals Fund. The Fund was subsequently renamed the Invesco Gold & Special Minerals Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at the net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Gold & Special Minerals Fund

Supplemental Information

Invesco Gold & Special Minerals Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Gold & Special Minerals Fund

Fund Information

Portfolio Composition

By industry	% of total net assets

Gold	74.86%

Diversified Metals & Mining	15.77

Silver	3.76

Precious Metals & Minerals	2.10

Other Sectors, Each Less than 2% of Net Assets	2.54

Money Market Funds Plus Other Assets Less Liabilities	0.97

Top 10 Equity Holdings*

		% of total net assets

1.	Newmont Corp.	5.41%

2.	Barrick Gold Corp.	5.12

3.	Northern Star Resources Ltd.	4.72

4.	Evolution Mining Ltd.	3.72

5.	Ivanhoe Mines Ltd., Class A	3.26

6.	Agnico Eagle Mines Ltd.	3.18

7.	Chalice Mining Ltd.	2.44

8.	K92 Mining, Inc.	2.36

9.	De Grey Mining Ltd.	2.22

10.	Karora Resources, Inc.	2.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Gold & Special Minerals Fund

Consolidated Schedule of Investments

April 30, 2022

	Shares	Value

Common Stocks & Other Equity Interests-99.03%
Australia-24.80%
Aeris Resources Ltd.(a)(b)	18,800,000	$1,528,039

Alkane Resources Ltd.(a)	11,530,000	8,242,479

Allkem Ltd.(a)	340,000	2,817,536

Bellevue Gold Ltd.(a)	28,133,252	18,957,060

Calix Ltd.(a)	30,000	183,453

Capricorn Metals Ltd.(a)	810,000	2,356,442

Centaurus Metals Ltd.(a)	2,000,000	1,972,411

Chalice Mining Ltd.(a)	12,081,692	58,004,120

De Grey Mining Ltd.(a)	62,637,305	52,643,859

Evolution Mining Ltd.	31,498,806	88,419,692

Firefinch Ltd.(a)	12,760,104	9,911,744

Gold Road Resources Ltd.	27,263,275	29,621,801

Jervois Global Ltd.(a)	20,250,000	12,806,552

Lynas Rare Earths Ltd.(a)	1,570,000	9,871,030

Newcrest Mining Ltd.	10,000	187,469

Northern Star Resources Ltd.	16,488,895	112,118,050

OceanaGold Corp.(a)	14,210,300	35,397,159

Pantoro Ltd.(a)	30,858,979	6,065,600

Perseus Mining Ltd.	13,200,000	18,216,330

Pilbara Minerals Ltd.(a)	5,220,000	10,052,279

Predictive Discovery Ltd.(a)	37,873,029	6,499,593

Ramelius Resources Ltd.	25,468,612	26,819,593

Red 5 Ltd.(a)	33,948,043	9,777,457

Rumble Resources Ltd.(a)	16,010,000	4,178,581

Silver Lake Resources Ltd.(a)	19,231,900	24,861,831

SolGold PLC(a)	19,800,000	7,152,111

Tietto Minerals Ltd.(a)	4,960,524	1,821,790

Westgold Resources Ltd.(c)	25,524,853	29,053,879

		589,537,940

Bosnia Hercegovina-0.14%
Adriatic Metals PLC, CDI(a)	1,870,000	3,302,281

Brazil-2.29%
Wheaton Precious Metals Corp.	1,130,035	50,693,370

Yamana Gold, Inc.	700,000	3,857,000

		54,550,370

Burkina Faso-1.50%
Endeavour Mining PLC	1,452,966	35,559,297

Canada-49.45%
Agnico Eagle Mines Ltd.	1,295,595	75,442,497

Agnico Eagle Mines Ltd.	504,774	29,383,100

Alamos Gold, Inc., Class A	3,331,108	25,849,398

Alexco Resource Corp.(a)	7,200,905	7,848,986

Americas Gold & Silver Corp.(a)	2,939,400	2,608,427

Arizona Metals Corp.(a)	3,715,300	17,439,193

Artemis Gold, Inc.(a)	4,554,889	25,173,948

Ascot Resources Ltd.(a)	10,724,053	7,429,578

Aya Gold & Silver, Inc.(a)	2,925,082	18,306,667

B2Gold Corp.	9,922,000	42,168,500

Barrick Gold Corp.(d)	5,456,499	121,734,494

Calibre Mining Corp., Class C(a)	13,633,534	15,069,956

Cameco Corp.	688,000	17,757,280

Canada Nickel Co., Inc.(a)	920,000	1,575,526

	Shares	Value

Canada-(continued)
Centerra Gold, Inc.	720,000	$6,663,916

Coppernico Metals, Inc.(b)	3,028,200	1,438,395

Dundee Precious Metals, Inc.	1,040,000	6,023,119

Equinox Gold Corp.(a)	4,357,278	31,067,392

Filo Mining Corp.(a)	1,000	15,631

Foran Mining Corp.(a)	620,000	1,095,551

Franco-Nevada Corp.	106,302	16,068,610

Hudbay Minerals, Inc.	3,400,000	21,760,000

i-80 Gold Corp.(a)	295,000	773,868

IAMGOLD Corp.(a)	6,769,000	19,088,580

Ivanhoe Mines Ltd., Class A(a)	9,675,346	77,574,486

K92 Mining, Inc.(a)	7,882,630	56,144,525

Karora Resources, Inc.(a)(c)	10,233,332	52,574,624

Kinross Gold Corp.	5,685,925	28,884,499

Liberty Gold Corp.(a)	12,968,000	6,965,259

Lion One Metals Ltd.(a)	6,235,842	5,824,941

Lithium Americas Corp.(a)	351,000	8,831,160

Lundin Gold, Inc.(a)	4,378,815	35,278,664

MAG Silver Corp.(a)	1,188,522	17,518,814

Marathon Gold Corp.(a)	2,010,000	3,567,353

Maverix Metals, Inc.	1,488,100	6,706,962

Minera Alamos, Inc.(a)	18,008,743	8,971,779

New Gold, Inc.(a)	16,845,500	24,594,430

Novagold Resources, Inc.(a)	470,000	2,923,400

Orla Mining Ltd.(a)	4,911,621	20,837,064

Osino Resources Corp.(a)(c)	7,911,551	6,835,964

Osino Resources Corp.(b)	160,000	138,248

Osisko Gold Royalties Ltd.	2,385,339	29,339,670

Pan American Silver Corp.	1,279,382	31,690,292

Pan American Silver Corp., Rts., expiring 02/22/2029(a)	2,300,100	1,886,082

Prime Mining Corp.(a)	1,345,580	3,173,711

Pure Gold Mining, Inc.(a)	23,442,812	3,193,471

Rupert Resources Ltd.(a)	3,241,067	12,665,050

Sandstorm Gold Ltd.	4,439,055	32,893,398

Sierra Metals, Inc.	6,580,618	6,608,023

SilverCrest Metals, Inc.(a)	3,166,667	23,885,886

Skeena Resources Ltd.(a)	2,094,336	19,335,091

Solaris Resources, Inc.(a)	1,591,200	15,916,335

SSR Mining, Inc.	2,055,333	45,237,879

Torex Gold Resources, Inc.(a)	101,000	1,130,565

Triple Flag Precious Metals Corp.	197,726	2,841,258

Tudor Gold Corp.(a)	2,169,068	2,988,558

Victoria Gold Corp.(a)	1,413,000	15,398,747

Wallbridge Mining Co. Ltd.(a)	19,014,800	4,588,478

Wesdome Gold Mines Ltd.(a)	4,580,000	46,739,423

		1,175,466,701

China-4.16%
Ganfeng Lithium Co. Ltd., H Shares(e)	3,668,800	44,020,191

Zhaojin Mining Industry Co. Ltd., H Shares	16,700,000	15,803,735

Zijin Mining Group Co. Ltd., H Shares	26,530,000	39,011,792

		98,835,718

Colombia-0.22%
GCM Mining Corp.	1,299,169	5,309,335

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Gold & Special Minerals Fund

	Shares	Value

Indonesia–1.01%
Nickel Mines Ltd.	26,221,112	$24,124,669

Netherlands–0.09%
Meridian Mining UK Societas(a)	2,738,637	2,046,543

South Africa–2.76%
Gold Fields Ltd., ADR	2,956,241	39,702,317

Sibanye Stillwater Ltd., ADR	1,892,587	26,004,145

		65,706,462

Turkey–1.16%
Eldorado Gold Corp.(a)	2,831,502	27,522,200

United Republic of Tanzania–0.57%
AngloGold Ashanti Ltd., ADR	668,100	13,642,602

United States–10.70%
Argonaut Gold, Inc.(a)	4,440,769	7,432,105

Century Aluminum Co.(a)	145,000	2,446,150

Cleveland-Cliffs, Inc.(a)	350,100	8,924,049

Coeur Mining, Inc.(a)	2,350,000	8,530,500

Danimer Scientific, Inc.(a)	756,200	2,964,304

Freeport-McMoRan, Inc.	177,000	7,177,350

Gatos Silver, Inc.(a)	1,780,476	6,018,009

Hecla Mining Co.	1,180,000	6,147,800

Investment Abbreviations:

ADR - American Depositary Receipt

CDI - CREST Depository Interest

Rts. - Rights

	Shares	Value

United States–(continued)
MP Materials Corp.(a)	400,100	$15,219,804

Newmont Corp.(d)	1,764,614	128,552,130

Piedmont Lithium, Inc.(a)	164,000	10,727,240

Royal Gold, Inc.	280,000	36,534,400

Tronox Holdings PLC, Class A	794,000	13,656,800

		254,330,641

Zambia–0.18%
First Quantum Minerals Ltd.	147,000	4,214,385

Total Common Stocks & Other Equity Interests (Cost $1,797,699,372)		2,354,149,144

Money Market Funds–2.20%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(f)	18,271,907	18,271,907

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(c)(f)	13,025,960	13,023,355

Invesco Treasury Portfolio, Institutional Class, 0.23%(c)(f)	20,882,179	20,882,179

Total Money Market Funds (Cost $52,176,441)		52,177,441

TOTAL INVESTMENTS IN SECURITIES–101.23% (Cost $1,849,875,813)		2,406,326,585

OTHER ASSETS LESS LIABILITIES-(1.23)%		(29,214,649)

NET ASSETS-100.00%		$2,377,111,936

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,863,720	$146,388,747	$(129,980,560)	$-	$-	$18,271,907	$4,108
Invesco Liquid Assets Portfolio, Institutional Class	1,326,952	104,455,499	(92,752,807)	1,000	(7,289)	13,023,355	5,779
Invesco Treasury Portfolio, Institutional Class	2,129,966	167,301,425	(148,549,212)	-	-	20,882,179	6,362
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	5,443,411	(5,443,411)	-	-	-	41*
Invesco Private Prime Fund	-	12,669,357	(12,669,357)	-	-	-	568*
Investments in Other Affiliates:
Karora Resources, Inc.	21,629,037	10,093,273	-	20,852,314	-	52,574,624	-
Osino Resources Corp.	7,981,388	-	-	(1,145,424)	-	6,835,964	-
Pure Gold Mining, Inc.*	21,564,406	2,141,420	-	(20,512,355)	-	3,193,471	-
Westgold Resources Ltd.	35,381,358	5,682,801	-	(12,010,280)	-	29,053,879	266,864
Total	$91,876,827	$454,175,933	$(389,395,347)	$(12,814,745)	$(7,289)	$143,835,379	$283,722

*	At April 30, 2022, this security was no longer an affiliate of the Fund.
*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Gold & Special Minerals Fund

(d)	All or a portion of the value pledged and/or designated as collateral to cover margin requirements for open options contracts. See Note 1L and Note 1M.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2022 represented 1.85% of the Fund’s Net Assets.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.

Open Exchange-Traded Equity Options Written

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value*		Value

Equity Risk

Agnico Eagle Mines Ltd.	Call	05/20/2022	2,000	CAD	62.00	CAD	12,400,000	$(389,211)

Agnico Eagle Mines Ltd.	Call	06/17/2022	3,000	USD	60.00	USD	18,000,000	(787,500)

Alamos Gold, Inc.	Call	09/16/2022	2,000	USD	10.00	USD	2,000,000	(65,000)

Alamos Gold, Inc.	Call	06/17/2022	4,000	USD	7.50	USD	3,000,000	(270,000)

AngloGold Ashanti Ltd.	Call	10/21/2022	3,000	USD	30.00	USD	9,000,000	(202,500)

B2Gold Corp.	Call	10/21/2022	2,000	USD	7.50	USD	1,500,000	(15,000)

Barrick Gold Corp.	Call	05/20/2022	1,000	USD	28.00	USD	2,800,000	(5,500)

Barrick Gold Corp.	Call	06/17/2022	4,000	USD	25.00	USD	10,000,000	(168,000)

Cameco Corp.	Call	06/17/2022	6,180	USD	30.00	USD	18,540,000	(757,050)

Centerra Gold, Inc.	Call	07/15/2022	2,000	CAD	13.00	CAD	2,600,000	(85,626)

Cleveland-Cliffs, Inc.	Call	07/15/2022	3,500	USD	26.00	USD	9,100,000	(980,000)

Danimer Scientific, Inc.	Call	11/18/2022	4,000	USD	10.00	USD	4,000,000	(70,000)

Eldorado Gold Corp.	Call	10/21/2022	3,000	USD	14.00	USD	4,200,000	(90,000)

Endeavour Mining PLC	Call	06/17/2022	7,000	CAD	36.00	CAD	25,200,000	(215,234)

Gatos Silver, Inc.	Call	08/19/2022	2,000	USD	15.00	USD	3,000,000	(10,000)

Gold Fields Ltd.	Call	07/15/2022	4,000	USD	17.00	USD	6,800,000	(150,000)

Hecla Mining Co.	Call	06/17/2022	3,000	USD	8.00	USD	2,400,000	(19,500)

Hudbay Minerals, Inc.	Call	07/15/2022	2,000	USD	10.00	USD	2,000,000	(10,000)

IAMGOLD Corp.	Call	09/16/2022	3,000	USD	4.00	USD	1,200,000	(45,000)

Ivanhoe Mines Ltd.	Call	09/16/2022	3,000	CAD	13.00	CAD	3,900,000	(144,787)

Lithium Americas Corp.	Call	05/20/2022	2,900	USD	50.00	USD	14,500,000	(21,750)

MAG Silver Corp.	Call	11/18/2022	3,000	USD	22.50	USD	6,750,000	(210,000)

MP Materials Corp.	Call	06/17/2022	3,550	USD	55.00	USD	19,525,000	(221,875)

New Gold, Inc.	Call	11/18/2022	5,000	USD	2.00	USD	1,000,000	(100,000)

Newmont Corp.	Call	07/15/2022	2,000	USD	90.00	USD	18,000,000	(147,000)

Osisko Gold Royalties Ltd.	Call	10/21/2022	2,000	USD	15.00	USD	3,000,000	(165,000)

Pan American Silver Corp.	Call	07/15/2022	11,000	USD	31.00	USD	34,100,000	(577,500)

Piedmont Lithium, Inc.	Call	05/20/2022	1,580	USD	80.00	USD	12,640,000	(134,300)

Royal Gold, Inc.	Call	07/15/2022	2,700	USD	130.00	USD	35,100,000	(2,254,500)

Sandstorm Gold Ltd.	Call	09/16/2022	5,000	USD	10.00	USD	5,000,000	(112,500)

Sibanye Stillwater Ltd.	Call	07/15/2022	9,000	USD	20.00	USD	18,000,000	(157,500)

SSR Mining, Inc.	Call	09/16/2022	2,000	USD	29.00	USD	5,800,000	(145,000)

SSR Mining, Inc.	Call	06/17/2022	6,000	USD	20.00	USD	12,000,000	(1,650,000)

Tronox Holdings PLC	Call	08/19/2022	700	USD	27.00	USD	1,890,000	(22,750)

Wesdome Gold Mines Ltd.	Call	08/19/2022	2,000	CAD	16.50	CAD	3,300,000	(29,580)

Wheaton Precious Metals Corp.	Call	06/17/2022	2,000	USD	50.00	USD	10,000,000	(180,000)

Subtotal - Equity Call Options Written								(10,609,163)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Gold & Special Minerals Fund

Open Exchange-Traded Equity Options Written–(continued)

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value*		Value

Equity Risk

Agnico Eagle Mines Ltd.	Put	06/17/2022	1,000	USD	60.00	USD	6,000,000	$(465,000)

Agnico Eagle Mines Ltd.	Put	06/17/2022	1,000	CAD	65.00	CAD	6,500,000	(77,453)

AngloGold Ashanti Ltd.	Put	10/21/2022	3,000	USD	19.00	USD	5,700,000	(615,000)

B2Gold Corp.	Put	10/21/2022	2,000	USD	5.00	USD	1,000,000	(220,000)

Barrick Gold Corp.	Put	08/19/2022	2,000	USD	23.00	USD	4,600,000	(456,000)

Cameco Corp.	Put	09/16/2022	2,000	USD	23.00	USD	4,600,000	(537,000)

Centerra Gold, Inc.	Put	07/15/2022	2,000	CAD	11.00	CAD	2,200,000	(93,411)

Century Aluminum Co.	Put	08/19/2022	1,000	USD	17.00	USD	1,700,000	(305,000)

Century Aluminum Co.	Put	09/16/2022	2,000	USD	18.00	USD	3,600,000	(770,000)

Cleveland-Cliffs, Inc.	Put	10/21/2022	3,000	USD	20.00	USD	6,000,000	(592,500)

Coeur Mining, Inc.	Put	09/16/2022	3,000	USD	4.00	USD	1,200,000	(240,000)

Danimer Scientific, Inc.	Put	08/19/2022	3,000	USD	5.00	USD	1,500,000	(450,000)

Eldorado Gold Corp.	Put	10/21/2022	2,000	USD	11.00	USD	2,200,000	(405,000)

Endeavour Mining PLC	Put	08/19/2022	1,000	CAD	28.00	CAD	2,800,000	(97,692)

First Quantum Minerals Ltd.	Put	07/15/2022	1,000	CAD	29.00	CAD	2,900,000	(72,782)

First Quantum Minerals Ltd.	Put	08/19/2022	2,000	CAD	32.00	CAD	6,400,000	(330,051)

Franco-Nevada Corp.	Put	10/21/2022	1,000	USD	135.00	USD	13,500,000	(625,000)

Freeport-McMoRan, Inc.	Put	09/16/2022	2,000	USD	37.00	USD	7,400,000	(695,000)

Gatos Silver, Inc.	Put	08/19/2022	3,000	USD	7.50	USD	2,250,000	(1,245,000)

Gold Fields Ltd.	Put	10/21/2022	3,000	USD	13.00	USD	3,900,000	(502,500)

Hecla Mining Co.	Put	09/16/2022	3,000	USD	6.00	USD	1,800,000	(397,500)

Hudbay Minerals, Inc.	Put	07/15/2022	4,000	USD	7.50	USD	3,000,000	(540,000)

Ivanhoe Mines Ltd.	Put	09/16/2022	3,000	CAD	9.50	CAD	2,850,000	(216,012)

Kinross Gold Corp.	Put	08/19/2022	2,000	USD	5.00	USD	1,000,000	(95,000)

Kinross Gold Corp.	Put	08/19/2022	2,000	USD	7.00	USD	1,400,000	(404,000)

Lithium Americas Corp.	Put	05/20/2022	2,000	USD	22.50	USD	4,500,000	(215,000)

MAG Silver Corp.	Put	11/18/2022	2,000	USD	15.00	USD	3,000,000	(485,000)

MP Materials Corp.	Put	06/17/2022	3,000	USD	35.00	USD	10,500,000	(900,000)

Newmont Corp.	Put	08/19/2022	2,000	USD	72.50	USD	14,500,000	(1,165,000)

Osisko Gold Royalties Ltd.	Put	10/21/2022	2,000	USD	12.50	USD	2,500,000	(210,000)

Pan American Silver Corp.	Put	10/21/2022	1,000	USD	21.00	USD	2,100,000	(167,500)

Royal Gold, Inc.	Put	07/15/2022	2,000	USD	130.00	USD	26,000,000	(1,590,000)

Sandstorm Gold Ltd.	Put	09/16/2022	2,000	USD	7.00	USD	1,400,000	(120,000)

Sibanye Stillwater Ltd.	Put	07/15/2022	2,000	USD	12.50	USD	2,500,000	(150,000)

Tronox Holdings PLC	Put	05/20/2022	2,000	USD	23.00	USD	4,600,000	(1,150,000)

Tronox Holdings PLC	Put	08/19/2022	2,000	USD	16.00	USD	3,200,000	(305,000)

Victoria Gold Corp.	Put	08/19/2022	3,000	CAD	14.00	CAD	4,200,000	(303,585)

Yamana Gold, Inc.	Put	10/21/2022	3,000	USD	5.00	USD	1,500,000	(133,500)

Subtotal - Equity Put Options Written								(17,341,486)

Total Open Exchange-Traded Equity Options Written								$(27,950,649)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts

Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

05/03/2022	State Street Bank & Trust Co.	USD 228,155	HKD 1,790,178	$(19)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Gold & Special Minerals Fund

Abbreviations:

CAD -Canadian Dollar

HKD -Hong Kong Dollar

USD -U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Gold & Special Minerals Fund

Consolidated Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,731,030,385)	$2,265,684,677

Investments in affiliates, at value (Cost $118,845,428)	140,641,908

Cash	1,079,926

Foreign currencies, at value (Cost $400,157)	399,654

Receivable for:
Investments sold	206,573

Fund shares sold	7,339,490

Dividends	967,316

Investment for trustee deferred compensation and retirement plans	163,459

Other assets	113,769

Total assets	2,416,596,772

Liabilities:

Other investments:
Options written, at value (premiums received $25,679,472)	27,950,649

Unrealized depreciation on forward foreign currency contracts outstanding	19

Payable for:
Investments purchased	6,069,971

Fund shares reacquired	3,431,278

Accrued fees to affiliates	1,348,400

Accrued trustees’ and officers’ fees and benefits	39,129

Accrued other operating expenses	465,823

Trustee deferred compensation and retirement plans	179,567

Total liabilities	39,484,836

Net assets applicable to shares outstanding	$2,377,111,936

Net assets consist of:

Shares of beneficial interest	$3,226,055,053

Distributable earnings (loss)	(848,943,117)

$2,377,111,936

Net Assets:
Class A	$1,070,962,404

Class C	$116,380,275

Class R	$157,476,205

Class Y	$675,653,031

Class R5	$2,164,105

Class R6	$354,475,916

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,950,784

Class C	4,872,141

Class R	6,211,369

Class Y	25,152,816

Class R5	80,487

Class R6	13,055,749

Class A:
Net asset value per share	$26.81

Maximum offering price per share (Net asset value of $26.81 ÷ 94.50%)	$28.37

Class C:
Net asset value and offering price per share	$23.89

Class R:
Net asset value and offering price per share	$25.35

Class Y:
Net asset value and offering price per share	$26.86

Class R5:
Net asset value and offering price per share	$26.89

Class R6:
Net asset value and offering price per share	$27.15

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Gold & Special Minerals Fund

Consolidated Statement of Operations

For the year ended April 30, 2022

Investment income:

Dividends (net of foreign withholding taxes of $2,389,482)	$26,656,918

Dividends from affiliates (includes securities lending income of $38,962)	322,075

Non-cash dividend income	1,523,863

Total investment income	28,502,856

Expenses:

Advisory fees	13,272,825

Administrative services fees	322,008

Custodian fees	206,144

Distribution fees:
Class A	2,578,635

Class C	1,233,035

Class R	750,307

Transfer agent fees – A, C, R and Y	3,689,901

Transfer agent fees – R5	1,377

Transfer agent fees – R6	98,715

Trustees’ and officers’ fees and benefits	40,589

Registration and filing fees	186,330

Reports to shareholders	72,584

Professional services fees	114,037

Other	40,576

Total expenses	22,607,063

Less: Fees waived and/or expense offset arrangement(s)	(9,948)

Net expenses	22,597,115

Net investment income	5,905,741

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	142,556,898

Affiliated investment securities	(7,289)

Foreign currencies	(182,111)

Forward foreign currency contracts	(22,041)

Option contracts written	52,993,659

195,339,116

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(182,896,758)

Affiliated investment securities	(12,814,745)

Foreign currencies	(6,545)

Forward foreign currency contracts	(19)

Option contracts written	(11,424,332)

(207,142,399)

Net realized and unrealized gain (loss)	(11,803,283)

Net increase (decrease) in net assets resulting from operations	$(5,897,542)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Gold & Special Minerals Fund

Consolidated Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:

Net investment income	$5,905,741	$5,575,581

Net realized gain	195,339,116	211,306,408

Change in net unrealized appreciation (depreciation)	(207,142,399)	260,828,840

Net increase (decrease) in net assets resulting from operations	(5,897,542)	477,710,829

Distributions to shareholders from distributable earnings:

Class A	(35,482,130)	(16,822,355)

Class C	(4,610,763)	(1,536,875)

Class R	(5,243,534)	(2,060,872)

Class Y	(21,980,050)	(11,199,660)

Class R5	(63,093)	(1,530)

Class R6	(10,621,185)	(5,793,423)

Total distributions from distributable earnings	(78,000,755)	(37,414,715)

Share transactions-net:

Class A	10,607,034	170,567,638

Class C	(6,325,420)	(1,689,031)

Class R	10,398,852	(6,346,893)

Class Y	98,006,379	151,457,870

Class R5	1,978,328	97,792

Class R6	72,099,591	42,424,690

Net increase in net assets resulting from share transactions	186,764,764	356,512,066

Net increase in net assets	102,866,467	796,808,180

Net assets:

Beginning of year	2,274,245,469	1,477,437,289

End of year	$2,377,111,936	$2,274,245,469

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Gold & Special Minerals Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$27.70	$0.05	$(0.01)	$0.04	$(0.93)	$26.81	0.43	%(d)	$1,070,962	1.05	%(d)	1.05	%(d)	0.19	%(d)	32%
Year ended 04/30/21	21.77	0.06	6.30	6.36	(0.43)	27.70	29.28	(d)	1,098,007	1.05	(d)	1.05	(d)	0.21	(d)	43
Ten months ended 04/30/20	17.87	0.02	3.94	3.96	(0.06)	21.77	22.21		705,341	1.17	(e)	1.20	(e)	0.13	(e)	44
Year ended 06/30/19	15.51	0.00	2.36	2.36	–	17.87	15.22		532,925	1.17		1.18		0.00		35
Year ended 06/30/18	16.28	(0.06)	(0.25)	(0.31)	(0.46)	15.51	(1.88)		490,065	1.16		1.17		(0.39)		44
Year ended 06/30/17	19.82	(0.09)	(2.40)	(2.49)	(1.05)	16.28	(12.12)		570,847	1.15		1.16		(0.48)		65
Class C
Year ended 04/30/22	24.98	(0.14)	(0.02)	(0.16)	(0.93)	23.89	(0.34)		116,380	1.81		1.81		(0.57)		32
Year ended 04/30/21	19.68	(0.14)	5.70	5.56	(0.26)	24.98	28.27		128,089	1.81		1.81		(0.55)		43
Ten months ended 04/30/20	16.20	(0.09)	3.57	3.48	–	19.68	21.48		99,528	1.92	(e)	1.96	(e)	(0.62	)(e)	44
Year ended 06/30/19	14.17	(0.10)	2.13	2.03	–	16.20	14.33		88,904	1.92		1.93		(0.76)		35
Year ended 06/30/18	14.91	(0.17)	(0.22)	(0.39)	(0.35)	14.17	(2.62)		121,350	1.92		1.93		(1.15)		44
Year ended 06/30/17	18.26	(0.20)	(2.21)	(2.41)	(0.94)	14.91	(12.80)		138,114	1.91		1.92		(1.22)		65
Class R
Year ended 04/30/22	26.32	(0.02)	(0.02)	(0.04)	(0.93)	25.35	0.14		157,476	1.31		1.31		(0.07)		32
Year ended 04/30/21	20.69	(0.01)	5.98	5.97	(0.34)	26.32	28.90		153,232	1.31		1.31		(0.05)		43
Ten months ended 04/30/20	16.98	(0.02)	3.75	3.73	(0.02)	20.69	21.99		125,316	1.42	(e)	1.46	(e)	(0.12	)(e)	44
Year ended 06/30/19	14.77	(0.04)	2.25	2.21	–	16.98	14.96		113,589	1.42		1.43		(0.25)		35
Year ended 06/30/18	15.54	(0.10)	(0.25)	(0.35)	(0.42)	14.77	(2.23)		114,608	1.42		1.43		(0.65)		44
Year ended 06/30/17	18.98	(0.12)	(2.31)	(2.43)	(1.01)	15.54	(12.34)		136,979	1.41		1.42		(0.73)		65
Class Y
Year ended 04/30/22	27.69	0.12	(0.02)	0.10	(0.93)	26.86	0.64		675,653	0.81		0.81		0.43		32
Year ended 04/30/21	21.78	0.12	6.31	6.43	(0.52)	27.69	29.57		600,958	0.81		0.81		0.45		43
Ten months ended 04/30/20	17.88	0.06	3.93	3.99	(0.09)	21.78	22.41		349,290	0.92	(e)	0.96	(e)	0.38	(e)	44
Year ended 06/30/19	15.48	0.04	2.36	2.40	–	17.88	15.50		229,569	0.92		0.93		0.24		35
Year ended 06/30/18	16.26	(0.02)	(0.25)	(0.27)	(0.51)	15.48	(1.65)		147,282	0.92		0.93		(0.15)		44
Year ended 06/30/17	19.81	(0.05)	(2.41)	(2.46)	(1.09)	16.26	(11.91)		152,334	0.91		0.92		(0.28)		65
Class R5
Year ended 04/30/22	27.69	0.14	(0.01)	0.13	(0.93)	26.89	0.75		2,164	0.72		0.72		0.52		32
Year ended 04/30/21	21.79	0.16	6.31	6.47	(0.57)	27.69	29.75		141	0.69		0.69		0.57		43
Ten months ended 04/30/20	17.87	0.08	3.95	4.03	(0.11)	21.79	22.65		30	0.77	(e)	0.77	(e)	0.53	(e)	44
Period ended 06/30/19(f)	14.75	0.01	3.11	3.12	–	17.87	21.15		12	0.80	(e)	0.80	(e)	0.35	(e)	35
Class R6
Year ended 04/30/22	27.94	0.16	(0.02)	0.14	(0.93)	27.15	0.78		354,476	0.65		0.65		0.59		32
Year ended 04/30/21	21.98	0.16	6.37	6.53	(0.57)	27.94	29.79		293,817	0.66		0.66		0.60		43
Ten months ended 04/30/20	18.03	0.09	3.98	4.07	(0.12)	21.98	22.65		197,933	0.74	(e)	0.74	(e)	0.56	(e)	44
Year ended 06/30/19	15.58	0.06	2.39	2.45	–	18.03	15.73		133,853	0.75		0.76		0.41		35
Year ended 06/30/18	16.37	0.00	(0.26)	(0.26)	(0.53)	15.58	(1.53)		104,921	0.75		0.75		0.02		44
Year ended 06/30/17	19.94	(0.02)	(2.42)	(2.44)	(1.13)	16.37	(11.75)		77,158	0.73		0.73		(0.09)		65

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2021, the portfolio turnover calculation excludes the value of securities purchased of $210,653,892 and sold of $9,084,044 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Gold & Precious Metals Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended April 30, 2022 and 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Gold & Special Minerals Fund

Notes to Consolidated Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Gold & Special Minerals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Gold & Special Minerals Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity market through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in gold bullion and other precious metals, shares of exchange-traded funds that invest in gold bullion (Gold ETFs), commodity linked derivatives related to gold or other special mineral (including commodity futures, financial futures, options and swap contracts, and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions). The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

17	Invesco Gold & Special Minerals Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent,

18	Invesco Gold & Special Minerals Fund

the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks - The Subsidiary will seek to gain exposure to gold bullion and other precious metals, Gold ETFs, commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer or limited number of issuers than a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the

19	Invesco Gold & Special Minerals Fund

securities of a single issuer or limited number of issuers, the Fund is more subject to the risks associated with and developments affecting that issuer or limited number of issuers than a fund that invests more widely.

P.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $150 million	0.720%

Next $350 million	0.680%

Next $1.3 billion	0.560%

Next $2 billion	0.460%

Next $2 billion	0.410%

Next $2 billion	0.385%

Next $8 billion	0.360%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.17%, 1.92%, 1.42%, 0.92%, 0.80% and 0.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $8,535.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

20	Invesco Gold & Special Minerals Fund

shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $182,232 in front-end sales commissions from the sale of Class A shares and $33,374 and $22,448 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $132,671 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$35,397,159	$552,612,742	$1,528,039	$589,537,940

Bosnia Hercegovina	–	3,302,281	–	3,302,281

Brazil	54,550,370	–	–	54,550,370

Burkina Faso	35,559,297	–	–	35,559,297

Canada	1,173,890,058	–	1,576,643	1,175,466,701

China	–	98,835,718	–	98,835,718

Colombia	5,309,335	–	–	5,309,335

Indonesia	–	24,124,669	–	24,124,669

Netherlands	2,046,543	–	–	2,046,543

South Africa	65,706,462	–	–	65,706,462

Turkey	27,522,200	–	–	27,522,200

United Republic of Tanzania	13,642,602	–	–	13,642,602

United States	254,330,641	–	–	254,330,641

Zambia	4,214,385	–	–	4,214,385

Money Market Funds	52,177,441	–	–	52,177,441

Total Investments in Securities	1,724,346,493	678,875,410	3,104,682	2,406,326,585

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(19)	–	(19)

Options Written	(27,950,649)	–	–	(27,950,649)

	(27,950,649)	(19)	–	(27,950,668)

Total Other Investments	(27,950,649)	(19)	–	(27,950,668)

Total Investments	$1,696,395,844	$678,875,391	$3,104,682	$2,378,375,917

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Option Written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

21	Invesco Gold & Special Minerals Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2022:

	Value
	Currency	Equity
Derivative Liabilities	Risk	Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(19)	$-	$(19)

Options written, at value – Exchange-Traded	-	(27,950,649)	(27,950,649)

Total Derivative Liabilities	(19)	(27,950,649)	(27,950,668)

Derivatives not subject to master netting agreements	-	27,950,649	27,950,649

Total Derivative Liabilities subject to master netting agreements	$(19)	$-	$(19)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2022.

Financial
	Derivative		Collateral
	Liabilities		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

State Street Bank & Trust Co.	$(19)	$(19)	$–	$–	$(19)

Effect of Derivative Investments for the year ended April 30, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Currency	Equity
	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(22,041)	$-	$(22,041)

Options written	-	52,993,659	52,993,659

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(19)	-	(19)

Options written	-	(11,424,332)	(11,424,332)

Total	$(22,060)	$41,569,327	$41,547,267

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Options
	Contracts	Written

Average notional value	$316,919	$432,899,294

Average contracts	–	189,872

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2022, the Fund engaged in securities purchases of $1,924,690, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,413.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

22	Invesco Gold & Special Minerals Fund

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$78,000,755	$37,414,715

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$10,207,619

Net unrealized appreciation – investments	470,131,611

Net unrealized appreciation (depreciation) – foreign currencies	(9,683)

Temporary book/tax differences	(183,512)

Capital loss carryforward	(1,329,089,152)

Shares of beneficial interest	3,226,055,053

Total net assets	$2,377,111,936

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$197,138,065	$1,131,951,087	$1,329,089,152

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $886,128,574 and $734,705,949, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 674,970,527

Aggregate unrealized (depreciation) of investments	(204,838,916)

Net unrealized appreciation of investments	$ 470,131,611

Cost of investments for tax purposes is $1,908,244,306.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on April 30, 2022, undistributed net investment income was increased by $20,072,958, undistributed net realized gain (loss) was decreased by $20,065,841 and shares of beneficial interest was decreased by $7,117. This reclassification had no effect on the net assets of the Fund.

23	Invesco Gold & Special Minerals Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	9,796,466	$272,429,732	14,603,639	$399,590,651

Class C	1,226,255	30,258,484	2,120,991	52,669,940

Class R	2,088,465	54,833,259	2,959,594	75,771,617

Class Y	11,731,724	323,633,373	13,800,015	377,934,617

Class R5	81,288	2,159,887	4,699	125,563

Class R6	7,090,670	197,507,809	7,456,435	206,169,922

Issued as reinvestment of dividends:
Class A	1,295,409	32,126,159	566,245	15,305,611

Class C	179,347	3,974,323	54,516	1,332,910

Class R	222,903	5,233,769	80,092	2,059,159

Class Y	723,318	17,959,973	332,113	8,967,039

Class R5	2,525	62,745	42	1,144

Class R6	411,428	10,322,727	212,446	5,782,795

Automatic conversion of Class C shares to Class A shares:
Class A	397,284	10,644,145	1,139,121	31,753,536

Class C	(443,191)	(10,644,145)	(1,261,153)	(31,753,536)

Issued in connection with acquisitions:(b)
Class A	-	-	8,323,236	198,839,437

Class C	-	-	999,656	21,575,827

Class Y	-	-	1,533,657	36,655,632

Class R6	-	-	12,562	303,046

Reacquired:
Class A	(11,170,547)	(304,593,002)	(17,394,672)	(474,921,597)

Class C	(1,217,541)	(29,914,082)	(1,844,519)	(45,514,172)

Class R	(1,921,241)	(49,668,176)	(3,275,682)	(84,177,669)

Class Y	(9,003,239)	(243,586,967)	(10,001,133)	(272,099,418)

Class R5	(8,436)	(244,304)	(1,019)	(28,915)

Class R6	(4,963,426)	(135,730,945)	(6,168,714)	(169,831,073)

Net increase in share activity	6,519,461	$186,764,764	14,252,167	$356,512,066

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Gold & Precious Metals Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 10,869,111 shares of the Fund for 52,648,312 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $257,373,942, including $36,247,875 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,643,781,611 and $1,901,155,553 immediately after the acquisition.

The pro forma results of operations for the year ended April 30, 2021 assuming the reorganization had been completed on May 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$5,352,394

Net realized/unrealized gains	494,842,403

Change in net assets resulting from operations	$500,194,797

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Consolidated Statement of Operations since May 16, 2020.

24	Invesco Gold & Special Minerals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Gold & Special Minerals Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Gold & Special Minerals Fund and its subsidiary (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related consolidated statement of operations for the year ended April 30, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the two years in the period ended April 30, 2022, the ten months ended April 30, 2020 and the year ended June 30, 2019 for Class A, Class C, Class R, Class Y, and Class R6
For each of the two years in the period ended April 30, 2022, the ten months ended April 30, 2020 and the period May 24, 2019 (commencement date) through June 30, 2019 for Class R5

The consolidated financial statements of Oppenheimer Gold & Special Minerals Fund (subsequently renamed Invesco Gold & Special Minerals Fund) as of and for the year ended June 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to June 30, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated August 24, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25	Invesco Gold & Special Minerals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)[1]	Expenses Paid During Period	Ending Account Value (04/30/22)[2]	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,069.90	$5.23	$1,019.74	$5.11	1.02%
Class C	1,000.00	1,066.20	9.12	1,015.97	8.90	1.78
Class R	1,000.00	1,068.40	6.56	1,018.45	6.41	1.28
Class Y	1,000.00	1,071.00	4.01	1,020.93	3.91	0.78
Class R5	1,000.00	1,071.40	3.70	1,021.22	3.61	0.72
Class R6	1,000.00	1,071.90	3.34	1,021.57	3.26	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

26	Invesco Gold & Special Minerals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Qualified Dividend Income*	24.03%
Corporate Dividends Received Deduction*	2.75%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Gold & Special Minerals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Gold & Special Minerals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Gold & Special Minerals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190

Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit);

Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Gold & Special Minerals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Gold & Special Minerals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Gold & Special Minerals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Gold & Special Minerals Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	O-GSM-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Small Cap Value Fund

Nasdaq:

A: VSCAX ∎ C: VSMCX ∎ R: VSRAX ∎ Y: VSMIX ∎ R6: SMVSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2022, Class A shares of Invesco Small Cap Value Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.75%
Class C Shares	2.99
Class R Shares	3.52
Class Y Shares	4.06
Class R6 Shares	4.17
S&P 500 Index▼ (Broad Market Index)	0.21
Russell 2000 Value Index▼ (Style-Specific Index)	-6.59
Lipper Small-Cap Value Funds Index∎ (Peer Group Index)	-0.83
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in

2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business Since our application of this strategy is highly disciplined and relatively unique, it is important to understand what we believe to be the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers since we typically structure the portfolio significantly differently than these benchmarks.

    The Fund outperformed the Russell 2000 Value Index during the fiscal year. Drivers of Fund performance were mainly stock-specific. However, the Fund’s underweight position in the health care sector helped the Fund’s relative performance versus the Russell 2000 Value Index as the sector underperformed. The Fund’s avoidance of the real estate and utilities sectors hurt relative performance as these sectors outperformed. Select holdings within the industrials and energy sectors contributed the most to absolute Fund performance. Select holdings in consumer discretionary were among the largest detractors.

    Industrial company Rheinmetall AG was the largest contributor to overall Fund performance during the fiscal year. Rheinmetall is a leading European systems supplier for armed forces technology and a reliable partner to the armed forces of Germany, NATO, and friendly nations. Shares of the company rose after the Russian invasion of Ukraine. Shares of energy holdings Diamondback Energy, Devon Energy and Northern Oil and Gas were also among the largest contributors to performance. The companies’ share prices rose along with the energy sector in general due to the sharp rise in oil prices. We sold the Fund’s position in Devon Energy during the fiscal year.

    Consumer discretionary companies Dana and the Cheesecake Factory were among the largest detractors of overall Fund performance during the fiscal year. Shares of autoparts company Dana fell due to lingering supply-chain issues and cost inflation that negatively impacted their customers’ ability to produce vehicles. Shares of the Cheesecake Factory fell due to short-term fears that the Omicron variant and labor/food inflation might have a negative impact on near-term financial results.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund was attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

    We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment in Invesco

2                     Invesco Small Cap Value Fund

Small Cap Value Fund and for sharing our long-term investment perspective.

1	Source: US Bureau of Economic Analysis
2	Source: US Bureau of Labor Statistics
3	Source: Bloomberg LP
4	Source: Lipper Inc.

Portfolio manager(s):

Jonathan Edwards - Lead

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                     Invesco Small Cap Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                     Invesco Small Cap Value Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	10.57%
10 Years	11.44
5 Years	9.96
1 Year	-1.95

Class C Shares
Inception (6/21/99)	10.56%
10 Years	11.40
5 Years	10.39
1 Year	2.22

Class R Shares
10 Years	11.79%
5 Years	10.92
1 Year	3.52

Class Y Shares
Inception (8/12/05)	10.54%
10 Years	12.35
5 Years	11.49
1 Year	4.06

Class R6 Shares
10 Years	12.31%
5 Years	11.66
1 Year	4.17

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on April 17, 2020. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R6 shares incepted on February 7, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                     Invesco Small Cap Value Fund

Supplemental Information

Invesco Small Cap Value Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation

(the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                     Invesco Small Cap Value Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	41.33%
Energy	16.15
Financials	10.56
Materials	6.80
Health Care	6.32
Consumer Discretionary	5.51
Information Technology	4.77
Consumer Staples	4.18
Utilities	1.50
Money Market Funds Plus Other Assets Less Liabilities	2.88

Top 10 Equity Holdings*

		% of total net assets

1.	Univar Solutions, Inc.	2.59%
2.	Flex Ltd.	2.58
3.	Northern Oil and Gas, Inc.	2.47
4.	AECOM	2.38
5.	Fresenius Medical Care AG & Co. KGaA	2.36
6.	Parsons Corp.	2.35
7.	American Equity Investment Life Holding Co.	2.34
8.	Rheinmetall AG	2.20
9.	Air Lease Corp.	2.18
10.	Huntsman Corp.	2.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7                     Invesco Small Cap Value Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value
Common Stocks & Other Equity Interests–97.12%
Aerospace & Defense–10.45%
BWX Technologies, Inc.	492,800	$25,586,176
Hensoldt AG (Germany)	1,365,100	38,193,885
Huntington Ingalls Industries, Inc.	191,400	40,718,436
Maxar Technologies, Inc.	534,400	17,213,024
Parsons Corp.(b)(c)	1,315,800	48,592,494
Rheinmetall AG (Germany)	200,500	45,319,653
		215,623,668

Auto Parts & Equipment–1.66%
Dana, Inc.	2,056,496	30,456,706
Modine Manufacturing Co.(b)	493,800	3,901,020
		34,357,726

Commodity Chemicals–1.39%
Cabot Corp.(c)	274,000	18,042,900
Orion Engineered Carbons S.A. (Germany)	708,400	10,696,840
		28,739,740

Construction & Engineering–6.14%
AECOM	695,322	49,061,920
Balfour Beatty PLC (United Kingdom)	1,344,400	4,051,928
Concrete Pumping Holdings, Inc.(b)	676,000	3,772,080
HOCHTIEF AG (Germany)	216,200	13,174,683
MasTec, Inc.(b)	186,200	13,408,262
Primoris Services Corp.(c)	1,383,600	32,071,848
Sterling Construction Co., Inc.(b)(c)	488,400	11,179,476
		126,720,197

Construction Machinery & Heavy Trucks–2.10%
Astec Industries, Inc.	257,878	10,083,030
Manitowoc Co., Inc. (The)(b)(c)	1,190,100	15,756,924
REV Group, Inc.(c)	842,300	10,040,216
Terex Corp.(c)	216,500	7,361,000
		43,241,170

Diversified Chemicals–2.17%
Huntsman Corp.	1,321,763	44,768,113

Diversified Support Services–0.09%
VSE Corp.	44,199	1,914,259

Electrical Components & Equipment–1.68%
Vertiv Holdings Co.	2,762,200	34,610,366

Electronic Manufacturing Services–4.56%
Flex Ltd.(b)	3,227,300	53,218,177
Jabil, Inc.	707,400	40,838,202
		94,056,379

Environmental & Facilities Services–0.14%
Li-Cycle Holdings Corp. (Canada)(b)(c)	429,315	2,786,254

Food Distributors–2.12%
US Foods Holding Corp.(b)	1,165,371	43,841,257

Gold–0.99%
Yamana Gold, Inc. (Brazil)(c)	3,704,200	20,410,142

	Shares	Value
Health Care Facilities–3.96%
Encompass Health Corp.	584,129	$40,205,599
Universal Health Services, Inc., Class B	339,600	41,611,188
		81,816,787

Health Care Services–2.36%
Fresenius Medical Care AG & Co. KGaA (Germany)	776,926	48,662,474

Hotels, Resorts & Cruise Lines–1.87%
Hilton Grand Vacations, Inc.(b)	327,630	15,342,913
Travel + Leisure Co.	420,776	23,344,652
		38,687,565

Household Products–2.06%
Spectrum Brands Holdings, Inc.(c)	499,859	42,523,005

Human Resource & Employment Services–2.18%
Kelly Services, Inc., Class A	680,510	13,127,038
ManpowerGroup, Inc.	353,100	31,849,620
		44,976,658

Independent Power Producers & Energy Traders–1.50%
Vistra Corp.	1,240,100	31,027,302

Industrial Machinery–3.01%
Crane Co.	282,100	27,146,483
Gates Industrial Corp. PLC(b)	1,090,100	13,898,775
Timken Co. (The)	365,900	21,090,476
		62,135,734

Life & Health Insurance–2.34%
American Equity Investment Life Holding Co.	1,280,347	48,294,689

Office Services & Supplies–3.15%
Interface, Inc.	868,220	11,017,712
Kimball International, Inc., Class B	510,200	3,918,336
MillerKnoll, Inc.(c)	1,053,000	33,411,690
Steelcase, Inc., Class A	1,413,600	16,581,528
		64,929,266

Oil & Gas Equipment & Services–2.91%
Helix Energy Solutions Group, Inc.(b)(c)	3,649,781	15,000,600
NexTier Oilfield Solutions, Inc.(b)	1,748,411	19,284,973
TechnipFMC PLC (United Kingdom)(b)	3,728,294	25,799,795
		60,085,368

Oil & Gas Exploration & Production–10.81%
APA Corp.	585,500	23,964,515
ARC Resources Ltd. (Canada)	2,301,600	31,908,688
Diamondback Energy, Inc.	197,100	24,879,933
Kosmos Energy Ltd. (Ghana)(b)	4,893,000	33,076,680
Northern Oil and Gas, Inc.(c)	2,037,480	50,896,250
Ovintiv, Inc.(c)	681,500	34,885,985
Southwestern Energy Co.(b)(c)	3,120,400	23,403,000
		223,015,051

Oil & Gas Refining & Marketing–1.32%
HF Sinclair Corp.	715,500	27,203,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Small Cap Value Fund

	Shares	Value
Oil & Gas Storage & Transportation–1.11%
New Fortress Energy, Inc.	592,600	$22,981,028

Regional Banks–8.22%
First Interstate BancSystem, Inc., Class A	977,187	31,778,121
Five Star Bancorp	369,061	9,208,072
Huntington Bancshares, Inc.	3,349,758	44,049,318
PacWest Bancorp	536,588	17,648,379
Texas Capital Bancshares, Inc.(b)	531,300	27,287,568
Webster Financial Corp.	793,600	39,672,064
		169,643,522

Research & Consulting Services–4.24%
CACI International, Inc., Class A(b)	146,618	38,897,755
Huron Consulting Group, Inc.(b)	114,600	5,933,988
KBR, Inc.(c)	865,900	42,628,257
		87,460,000

Restaurants–1.98%
Cheesecake Factory, Inc. (The)(b)(c)	850,047	31,375,235
Marston’s PLC (United Kingdom)	10,103,149	9,516,507
		40,891,742

Semiconductor Equipment–0.21%
Ichor Holdings Ltd.(b)	149,400	4,349,034

Specialty Chemicals–0.27%
Axalta Coating Systems Ltd.(b)	222,600	5,647,362

Steel–1.98%
Carpenter Technology Corp.(c)	1,068,130	40,781,203

Trading Companies & Distributors–7.44%
Air Lease Corp.	1,118,900	45,069,292
Beacon Roofing Supply, Inc.(b)(c)	488,266	29,115,302
DXP Enterprises, Inc.(b)	255,791	6,044,341
Univar Solutions, Inc.(b)	1,833,126	53,380,629

	Shares	Value
Trading Companies & Distributors–(continued)
WESCO International, Inc.(b)	161,000	$19,844,860

		153,454,424

Trucking–0.71%
National Express Group PLC (United Kingdom)(b)	4,738,460	14,722,408

Total Common Stocks & Other Equity Interests (Cost $1,866,277,439)		2,004,357,203

Money Market Funds–3.87%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e)	28,128,261	28,128,261

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(d)(e)	19,712,156	19,708,213

Invesco Treasury Portfolio, Institutional Class, 0.23%(d)(e)	32,146,584	32,146,584

Total Money Market Funds (Cost $79,982,081)		79,983,058

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.99% (Cost $1,946,259,520)		2,084,340,261

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.16%
Invesco Private Government Fund, 0.40%(d)(e)(f)	31,889,639	31,889,639

Invesco Private Prime Fund, 0.35%(d)(e)(f)	74,524,001	74,524,001

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $106,410,363)		106,413,640

TOTAL INVESTMENTS IN SECURITIES–106.15% (Cost $2,052,669,883)		2,190,753,901

OTHER ASSETS LESS LIABILITIES–(6.15)%		(126,927,237)

NET ASSETS–100.00%		$2,063,826,664

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,011,462	$301,358,850	$(289,242,051)	$-	$-	$28,128,261	$6,890
Invesco Liquid Assets Portfolio, Institutional Class	13,801,645	209,491,379	(203,577,117)	977	(8,671)	19,708,213	7,221
Invesco Treasury Portfolio, Institutional Class	18,298,813	344,410,115	(330,562,344)	-	-	32,146,584	8,261
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	361,034,846	(329,145,207)	-	-	31,889,639	27,066	*
Invesco Private Prime Fund	-	719,771,772	(645,191,937)	3,277	(59,111)	74,524,001	101,621	*
Total	$48,111,920	$1,936,066,962	$(1,797,718,656)	$4,254	$(67,782)	$186,396,698	$151,059

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $1,866,277,439)*	$2,004,357,203

Investments in affiliated money market funds, at value (Cost $186,392,444)	186,396,698

Cash	20,444

Foreign currencies, at value (Cost $155,651)	152,718

Receivable for:
Fund shares sold	8,881,128

Dividends	770,725

Investment for trustee deferred compensation and retirement plans	221,416

Other assets	103,636

Total assets	2,200,903,968

Liabilities:
Payable for:
Investments purchased	25,814,789

Fund shares reacquired	3,471,495

Collateral upon return of securities loaned	106,410,363

Accrued fees to affiliates	990,142

Accrued trustees’ and officers’ fees and benefits	891

Accrued other operating expenses	145,289

Trustee deferred compensation and retirement plans	244,335

Total liabilities	137,077,304

Net assets applicable to shares outstanding	$2,063,826,664

Net assets consist of:
Shares of beneficial interest	$1,765,065,576

Distributable earnings	298,761,088

$2,063,826,664

Net Assets:
Class A	$721,428,507

Class C	$23,397,318

Class R	$11,314,740

Class Y	$1,085,935,202

Class R6	$221,750,897

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,266,550

Class C	2,338,894

Class R	618,896

Class Y	54,745,889

Class R6	11,082,231

Class A:
Net asset value per share	$18.37

Maximum offering price per share (Net asset value of $18.37 ÷ 94.50%)	$19.44

Class C:
Net asset value and offering price per share	$10.00

Class R:
Net asset value and offering price per share	$18.28

Class Y:
Net asset value and offering price per share	$19.84

Class R6:
Net asset value and offering price per share	$20.01

*	At April 30, 2022, securities with an aggregate value of $101,124,491 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $146,461)	$20,198,202

Dividends from affiliated money market funds (includes securities lending income of $445,020)	467,392

Total investment income	20,665,594

Expenses:
Advisory fees	11,045,943

Administrative services fees	238,070

Distribution fees:
Class A	1,759,550

Class C	196,920

Class R	50,942

Transfer agent fees – A, C, R and Y	2,661,180

Transfer agent fees – R6	39,391

Trustees’ and officers’ fees and benefits	31,513

Registration and filing fees	138,070

Reports to shareholders	56,086

Professional services fees	75,500

Other	26,255

Total expenses	16,319,420

Less: Fees waived and/or expense offset arrangement(s)	(15,600)

Net expenses	16,303,820

Net investment income	4,361,774

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	345,896,119

Affiliated investment securities	(67,782)

Foreign currencies	(19,379)

345,808,958

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(316,079,322)

Affiliated investment securities	4,254

Foreign currencies	(3,199)

(316,078,267)

Net realized and unrealized gain	29,730,691

Net increase in net assets resulting from operations	$34,092,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$4,361,774	$4,298,097

Net realized gain	345,808,958	256,109,790

Change in net unrealized appreciation (depreciation)	(316,078,267)	624,795,881

Net increase in net assets resulting from operations	34,092,465	885,203,768

Distributions to shareholders from distributable earnings:
Class A	(101,790,912)	(1,584,440)

Class C	(4,343,882)	(19,674)

Class R	(1,502,521)	(13,957)

Class Y	(106,700,334)	(2,371,084)

Class R6	(17,684,381)	(246,440)

Total distributions from distributable earnings	(232,022,030)	(4,235,595)

Share transactions–net:
Class A	112,944,825	(61,901,801)

Class C	10,049,530	(1,686,975)

Class R	3,342,282	628,552

Class Y	370,852,528	(93,737,040)

Class R6	160,103,595	(24,740,267)

Net increase (decrease) in net assets resulting from share transactions	657,292,760	(181,437,531)

Net increase in net assets	459,363,195	699,530,642

Net assets:
Beginning of year	1,604,463,469	904,932,827

End of year	$2,063,826,664	$1,604,463,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Small Cap Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$20.84	$ 0.01		$ 0.62	$ 0.63	$(0.00)	$(3.10)	$(3.10)	$18.37	3.75%		$ 721,429	1.09%		1.09%		0.11%		79%
Year ended 04/30/21	9.62	0.03		11.24	11.27	(0.05)	–	(0.05)	20.84	117.30		687,428	1.12		1.12		0.24		71
Year ended 04/30/20	14.10	0.02		(4.14)	(4.12)	–	(0.36)	(0.36)	9.62	(30.02)		372,448	1.13		1.13		0.16		47
Year ended 04/30/19	18.53	(0.04)		(1.22)	(1.26)	–	(3.17)	(3.17)	14.10	(3.16)		662,115	1.12		1.12		(0.22)		43
Year ended 04/30/18	19.44	(0.06)		2.31	2.25	–	(3.16)	(3.16)	18.53	11.32		933,986	1.12		1.12		(0.31)		28
Class C
Year ended 04/30/22	12.85	(0.07)		0.32	0.25	(0.00)	(3.10)	(3.10)	10.00	2.99		23,397	1.84		1.84		(0.64)		79
Year ended 04/30/21	5.96	(0.04)		6.94	6.90	(0.01)	–	(0.01)	12.85	115.93	(d)	17,598	1.81	(d)	1.81	(d)	(0.45	)(d)	71
Year ended 04/30/20	8.93	(0.04)		(2.57)	(2.61)	–	(0.36)	(0.36)	5.96	(30.50	)(d)	10,133	1.84	(d)	1.84	(d)	(0.55	)(d)	47
Year ended 04/30/19	13.29	(0.11)		(1.08)	(1.19)	–	(3.17)	(3.17)	8.93	(3.98)		22,059	1.87		1.87		(0.97)		43
Year ended 04/30/18	14.83	(0.15)		1.77	1.62	–	(3.16)	(3.16)	13.29	10.53	(d)	76,302	1.86	(d)	1.86	(d)	(1.05	)(d)	28
Class R
Year ended 04/30/22	20.79	(0.03)		0.62	0.59	(0.00)	(3.10)	(3.10)	18.28	3.52		11,315	1.34		1.34		(0.14)		79
Year ended 04/30/21	9.61	(0.00	)(e)	11.21	11.21	(0.03)	–	(0.03)	20.79	116.81		9,140	1.37		1.37		(0.01)		71
Period ended 04/30/20(f)	8.49	(0.00	)(e)	1.12	1.12	–	–	–	9.61	13.19		3,866	1.37	(g)	1.37	(g)	(0.08	)(g)	47
Class Y
Year ended 04/30/22	22.23	0.08		0.67	0.75	(0.04)	(3.10)	(3.14)	19.84	4.06		1,085,935	0.84		0.84		0.36		79
Year ended 04/30/21	10.25	0.07		11.98	12.05	(0.07)	–	(0.07)	22.23	117.78		812,019	0.87		0.87		0.49		71
Year ended 04/30/20	14.95	0.06		(4.40)	(4.34)	–	(0.36)	(0.36)	10.25	(29.79)		457,857	0.88		0.88		0.41		47
Year ended 04/30/19	19.37	0.01		(1.26)	(1.25)	–	(3.17)	(3.17)	14.95	(2.97)		875,875	0.87		0.87		0.03		43
Year ended 04/30/18	20.15	(0.01)		2.39	2.38	–	(3.16)	(3.16)	19.37	11.58		1,397,754	0.87		0.87		(0.06)		28
Class R6
Year ended 04/30/22	22.39	0.11		0.67	0.78	(0.06)	(3.10)	(3.16)	20.01	4.17		221,751	0.70		0.70		0.50		79
Year ended 04/30/21	10.31	0.09		12.07	12.16	(0.08)	–	(0.08)	22.39	118.25		78,279	0.73		0.73		0.63		71
Year ended 04/30/20	15.02	0.08		(4.43)	(4.35)	–	(0.36)	(0.36)	10.31	(29.71)		60,628	0.70		0.70		0.59		47
Year ended 04/30/19	19.41	0.03		(1.25)	(1.22)	–	(3.17)	(3.17)	15.02	(2.80)		65,409	0.71		0.71		0.19		43
Year ended 04/30/18	20.16	0.02		2.39	2.41	–	(3.16)	(3.16)	19.41	11.73		26,813	0.69		0.69		0.12		28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $23,823,797 in connection with the acquisition of Invesco Oppenheimer Small Cap Value Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.94% for the year ended April 31, 2021, 0.96% for the year ended April 30, 2020 and 0.99% for the year ended April 30, 2018, respectively.

(e)	Amount represents less than $(0.005).
(f)	Commencement date of April 17, 2020.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Small Cap Value Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14                     Invesco Small Cap Value Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, the Fund paid the Adviser $11,116 in fees for securities lending agent services.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

15                     Invesco Small Cap Value Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.670%
Next $500 million	0.645%
Over $1 billion	0.620%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $15,210.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of

16                     Invesco Small Cap Value Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $133,399 in front-end sales commissions from the sale of Class A shares and $1,770 and $2,165 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $14,849 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,830,715,665	$173,641,538	$–	$2,004,357,203
Money Market Funds	79,983,058	106,413,640	–	186,396,698
Total Investments	$1,910,698,723	$280,055,178	$–	$2,190,753,901

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $390.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$130,679,553	$4,235,595

Long-term capital gain	101,342,477	–

Total distributions	$232,022,030	$4,235,595

*	Includes short-term capital gain distributions, if any.

17                     Invesco Small Cap Value Fund

Tax Components of Net Assets at Period-End:
2022

Undistributed ordinary income	$66,978,219

Undistributed long-term capital gain	104,805,855

Net unrealized appreciation – investments	134,127,893

Net unrealized appreciation (depreciation) – foreign currencies	(1,599)

Temporary book/tax differences	(164,436)

Capital loss carryforward	(6,984,844)

Shares of beneficial interest	1,765,065,576

Total net assets	$2,063,826,664

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$5,865,361	$1,119,483	$6,984,844

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $1,749,493,697 and $1,339,995,967, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$285,586,704

Aggregate unrealized (depreciation) of investments	(151,458,811)

Net unrealized appreciation of investments	$134,127,893

Cost of investments for tax purposes is $2,056,626,008.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on April 30, 2022, undistributed net investment income was increased by $837,865, undistributed net realized gain was decreased by $32,213,865 and shares of beneficial interest was increased by $31,376,000. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	9,439,506	$190,915,847	6,227,887	$98,369,182

Class C	1,290,219	14,798,454	561,486	5,724,965

Class R	163,890	3,251,723	117,727	1,782,219

Class Y	34,018,696	724,197,121	19,071,538	311,052,778

Class R6	8,818,284	189,023,755	1,774,422	29,608,981

Issued as reinvestment of dividends:
Class A	5,504,500	96,493,889	96,777	1,487,466
Class C	436,669	4,178,927	1,976	18,775

Class R	85,969	1,501,008	909	13,957

Class Y	4,533,685	85,731,979	120,209	1,969,029

Class R6	907,606	17,298,965	14,850	244,727

18                     Invesco Small Cap Value Fund

		Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	88,447	$1,742,554	303,835	$4,046,391

Class C	(153,262)	(1,742,554)	(491,149)	(4,046,391)

Reacquired:
Class A	(8,757,393)	(176,207,465)	(12,352,476)	(165,804,840)

Class C	(603,967)	(7,185,297)	(401,914)	(3,384,324)

Class R	(70,618)	(1,410,449)	(81,102)	(1,167,624)

Class Y	(20,335,846)	(439,076,572)	(27,339,713)	(406,758,847)

Class R6	(2,140,508)	(46,219,125)	(4,171,170)	(54,593,975)

Net increase (decrease) in share activity	33,225,877	$657,292,760	(16,545,908)	$(181,437,531)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                     Invesco Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                     Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,012.20	$5.54	$1,019.29	$5.56	1.11%
Class C	1,000.00	1,008.00	9.26	1,015.57	9.30	1.86
Class R	1,000.00	1,010.80	6.78	1,018.05	6.80	1.36
Class Y	1,000.00	1,013.70	4.29	1,020.53	4.31	0.86
Class R6	1,000.00	1,014.50	3.50	1,021.32	3.51	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                     Invesco Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$132,718,477
Qualified Dividend Income*	17.42%
Corporate Dividends Received Deduction*	16.53%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$128,668,925

22                     Invesco Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Small Cap Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	190

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds)

Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                     Invesco Small Cap Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190

Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit)

Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                     Invesco Small Cap Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                     Invesco Small Cap Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                     Invesco Small Cap Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                     Invesco Small Cap Value Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-SCV-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Technology Fund

Nasdaq:

A: ITYAX ∎ C: ITHCX ∎ Y: ITYYX ∎ Investor: FTCHX ∎ R5: FTPIX ∎ R6: FTPSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2022, Class A shares of Invesco Technology Fund (the Fund), at net asset value (NAV), underperformed the NASDAQ Composite Total Return Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-20.67%
Class C Shares	-21.24
Class Y Shares	-20.46
Investor Class Shares	-20.59
Class R5 Shares	-20.43
Class R6 Shares	-20.37
NASDAQ Composite Total Return Index▼ (Broad Market/Style-Specific Index)	-11.08
Lipper Science & Technology Funds Index∎ (Peer Group Index)	-18.30

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    Effective April 7, 2022, Janet Luby was no longer a co-portfolio manager on the Technology funds. Erik Voss is the sole portfolio manager of Invesco Technology Fund. Erik is well supported to deliver investor results through the research efforts of the experienced analysts on Invesco’s large/multi-cap growth team. In the latest fiscal year, the market was risk-averse, favoring staple-like, value-oriented and very liquid large caps. Energy stocks, consumer staples stocks, equity real estate investment trusts/(REITs) and select mega-cap information technology (IT) stocks led the market. Communication services, consumer discretionary and industrials were laggards. Given this landscape, the Fund experienced double-digit losses and under-

performed the more broadly positioned NASDAQ Composite Total Return Index, during the fiscal year.

    Stock selection in IT and consumer discretionary were the biggest drivers of relative losses during the fiscal year. Within consumer discretionary, an underweight positioning in the automobiles industry and a combination of stock selection and overweight positioning in hotels, restaurants and leisure industry were relative detractors. Within IT, stock selection in software and a combination of stock selection and overweight positioning in IT services were key detractors. However, this was offset by positive relative returns from stock selection and overweight positioning in semiconductors. Stock selection and underweight positioning in health care were also beneficial to relative returns. Stock selection in health care providers and services and underweight positioning in biotechnology were key performance drivers within the sector. Lastly, stock selection in communication services, a lack of exposure to the underperforming financials sector, as well as ancillary cash exposure during a down market were beneficial to relative returns.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included Palo Alto Networks, NVIDIA and Apple.

    Palo Alto Networks saw continued strong revenue growth and profit expansion during the fiscal year, which beat already high analyst expectations for the company. As the leading vendor of the broadest set of cyber security tools, Palo Alto Network’s stock grew on expectations of increased growth. The war in Ukraine also elevated awareness of nation-state offensive cyber warfare.

    NVIDIA is a company at the heart of digital transformation. It produces graphics processing units (GPUs) for gaming and PCs, software for building three-dimensional designs and virtual worlds, processors for cryptocur-rency mining and participates in other areas such as robotics and artificial intelligence. We believed NVIDIA would be a prime beneficiary of increased adoption of digital gaming interest and investment in the metaverse that was announced in 2021.

    Apple benefited from the defensive flight to larger, more liquid stocks as investors sought relative safety in equity markets as inflation and the prospect of higher interest rates wreaked havoc on higher-growth, longer-duration stocks.

    Top individual detractors of the Fund’s absolute performance included RingCentral, Amazon.com and PayPal.

    RingCentral is a rapidly growing leader which incorporates cloud-based and integrated communications platforms into existing corporate phone systems. A fairly recent investment and partnership with Avaya, another company specializing in cloud communications, provided what we believed to be a massive opportunity to drive rapid growth

2	Invesco Technology Fund

with Avaya’s existing user base. However, RingCentral suffered from the market’s rotation away from high-growth stocks in favor of more defensive and value-oriented stocks. There have also been concerns that Microsoft (a Fund holding) could take market share in this segment. We sold our position in RingCentral during the fiscal year.

    Amazon.com is the leading global e-commerce platform, positioned to become the leading aggregator of merchandise, content and services – an “everything on-demand” platform. Amazon.com is also the leading cloud infrastructure company poised to capture significant technology spending and has high profit margin opportunities in advertising and numerous other investments. The stock had been fairly flat during 2021 as investors waited for the previously strong comparison periods during the height of COVID-19 lock-downs to pass. In 2022, the stock has struggled as investor interest in higher-growth, longer-duration stocks waned. A disappointing earnings report that showed a decrease in operating cash flow and a higher cost outlook caused a steep sell-off in the stock. The company is currently sitting on excess capacity in terms of labor and warehouses, which we believe will lessen the need for their typical third- quarter ramp to get ready for the holiday season. We believe current dynamics to be temporary and continue to hold the stock but have trimmed the position during the fiscal year.

    PayPal, the technology platform that enables digital payments and commerce worldwide, had to back away from its user growth targets given rising competition and COVID-19 reopening which favors credit cards over digital payments. This put our long-term investment thesis in question, so we sold the stock during the fiscal year.

    At the close of the fiscal year and relative to the broad market/style-specific benchmark, the Fund was overweight in IT, emphasizing software and semiconductors. The Fund was essentially equal weight to the health care sector. We trimmed communication services exposure as we believed many companies faced tough comparisons as people returned to school and work. We also cut consumer discretionary exposure given inflationary headwinds. As a result, both communication services and consumer discretionary were underweight sectors relative to the benchmark at the end of the fiscal year.

    We have been active in seeking to reduce risk in the portfolio by reducing beta and reducing exposure to higher valuation and longer-duration companies which are more sensitive to rising interest rates. We believe slowing economic growth should bring secular-driven growth equities back to the forefront of investor favor and we expect to be actively positioning for the changing market environment. Longer-term, we believe that change is the fuel for growth and portfolios; thus we generally seek “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco Technology Fund and sharing our long-term investment horizon.

1 Source: US Bureau of Economic Analysis

2 Source: US Bureau of Labor Statistics

3 Source: Bloomberg LP

4 Source: Lipper Inc.

Portfolio manager(s):

Erik Voss

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: Bloomberg LP

2 Source: Lipper Inc.

*	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Technology Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	6.49%
10 Years	11.17
5 Years	12.70
1 Year	-25.03

Class C Shares
Inception (2/14/00)	0.66%
10 Years	11.13
5 Years	13.13
1 Year	-21.79

Class Y Shares
Inception (10/3/08)	13.50%
10 Years	12.08
5 Years	14.27
1 Year	-20.46

Investor Class Shares
Inception (1/19/84)	10.43%
10 Years	11.90
5 Years	14.11
1 Year	-20.59

Class R5 Shares
Inception (12/21/98)	6.38%
10 Years	12.31
5 Years	14.41
1 Year	-20.43

Class R6 Shares
10 Years	12.03%
5 Years	14.44
1 Year	-20.37

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Technology Fund

Supplemental Information

Invesco Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ Composite Total Return Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the

Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Technology Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	70.33%

Communication Services	9.49

Health Care	8.30

Consumer Discretionary	8.24

Money Market Funds Plus Other Assets Less Liabilities	3.64

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	11.61%

2.	Apple, Inc.	8.54

3.	Alphabet, Inc., Class A	6.02

4.	NVIDIA Corp.	4.37

5.	UnitedHealth Group, Inc.	4.23

6.	Visa, Inc., Class A	4.22

7.	Amazon.com, Inc.	3.95

8.	Mastercard, Inc., Class A	3.62

9.	Palo Alto Networks, Inc.	3.48

10.	Synopsys, Inc.	2.72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Technology Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value

Common Stocks & Other Equity Interests–96.36%
Application Software–9.96%
Adobe, Inc.(b)	60,145	$23,814,413

Datadog, Inc., Class A(b)	149,200	18,020,376

Expensify, Inc., Class A(b)(c)	199,201	2,993,991

HubSpot, Inc.(b)	39,575	15,015,942

salesforce.com, inc.(b)	132,598	23,329,292

Synopsys, Inc.(b)	122,592	35,158,160

Workday, Inc., Class A(b)	51,379	10,620,039

		128,952,213

Automobile Manufacturers–0.53%
Tesla, Inc.(b)	7,947	6,919,930

Data Processing & Outsourced Services–8.69%
Adyen N.V. (Netherlands)(b)(d)	6,563	10,976,343

Mastercard, Inc., Class A	129,037	46,889,465

Visa, Inc., Class A	256,400	54,646,532

		112,512,340

Health Care Equipment–0.88%
Intuitive Surgical, Inc.(b)	25,001	5,982,739

Shockwave Medical, Inc.(b)	36,163	5,465,314

		11,448,053

Hotels, Resorts & Cruise Lines–2.12%
Booking Holdings, Inc.(b)	12,432	27,478,574

Interactive Home Entertainment–0.69%
Electronic Arts, Inc.	75,462	8,908,289

Interactive Media & Services–8.80%
Alphabet, Inc., Class A(b)	34,191	78,030,359

Meta Platforms, Inc., Class A(b)	90,841	18,210,895

ZoomInfo Technologies, Inc., Class A(b)	374,260	17,739,924

		113,981,178

Internet & Direct Marketing Retail–5.59%
Amazon.com, Inc.(b)	20,554	51,089,639

JD.com, Inc., ADR (China)(b)	345,075	21,277,325

		72,366,964

Internet Services & Infrastructure–3.32%
Cloudflare, Inc., Class A(b)	170,209	14,661,803

MongoDB, Inc.(b)	29,835	10,589,337

Snowflake, Inc., Class A(b)	103,616	17,763,927

		43,015,067

Life Sciences Tools & Services–1.20%
Avantor, Inc.(b)	287,842	9,176,403

IQVIA Holdings, Inc.(b)	29,057	6,334,135

		15,510,538

Managed Health Care–4.23%
UnitedHealth Group, Inc.	107,812	54,827,793

Pharmaceuticals–1.99%
Bayer AG (Germany)	391,444	25,801,135

	Shares	Value

Semiconductor Equipment–4.70%
Applied Materials, Inc.	234,961	$25,927,946

ASML Holding N.V., New York Shares (Netherlands)	27,616	15,569,072

KLA Corp.	60,634	19,358,011

		60,855,029

Semiconductors–13.76%
Advanced Micro Devices, Inc.(b)	163,232	13,959,601

Broadcom, Inc.	46,207	25,616,699

Lattice Semiconductor Corp.(b)	419,060	20,131,642

Monolithic Power Systems, Inc.	40,062	15,713,919

NVIDIA Corp.	305,068	56,580,962

ON Semiconductor Corp.(b)(c)	485,891	25,319,780

QUALCOMM, Inc.	149,929	20,943,582

		178,266,185

Systems Software–21.36%
Darktrace PLC (United Kingdom)(b)	1,128,807	6,077,856

KnowBe4, Inc., Class A(b)(c)	891,093	21,208,013

Microsoft Corp.	541,822	150,366,442

Palo Alto Networks, Inc.(b)(c)	80,300	45,070,784

ServiceNow, Inc.(b)	72,201	34,519,298

Zscaler, Inc.(b)	95,858	19,434,251

		276,676,644

Technology Hardware, Storage & Peripherals–8.54%
Apple, Inc.	701,451	110,583,750
Total Common Stocks & Other Equity Interests (Cost $893,059,657)		1,248,103,682

Money Market Funds–3.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f)	17,624,636	17,624,636

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(e)(f)	13,158,550	13,155,917

Invesco Treasury Portfolio, Institutional Class, 0.23%(e)(f)	20,142,441	20,142,441

Total Money Market Funds (Cost $50,923,439)		50,922,994

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.29% (Cost $943,983,096)		1,299,026,676

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.20%
Invesco Private Government Fund, 0.40%(e)(f)(g)	4,664,621	4,664,621

Invesco Private Prime Fund, 0.35%(e)(f)(g)	10,884,116	10,884,116

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,548,737)		15,548,737

TOTAL INVESTMENTS IN SECURITIES–101.49% (Cost $959,531,833)		1,314,575,413

OTHER ASSETS LESS LIABILITIES–(1.49)%		(19,242,328)

NET ASSETS–100.00%		$1,295,333,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Technology Fund

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,850,425	$203,851,079	$(192,076,868)	$ -	$ -	$17,624,636	$ 2,310
Invesco Liquid Assets Portfolio, Institutional Class	4,757,529	145,607,913	(137,202,852)	(1,121)	(5,552)	13,155,917	2,871
Invesco Treasury Portfolio, Institutional Class	6,686,199	232,972,662	(219,516,420)	-	-	20,142,441	3,038
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	19,842,453	282,561,037	(297,738,869)	-	-	4,664,621	5,384*
Invesco Private Prime Fund	29,763,679	620,598,265	(639,465,974)	-	(11,854)	10,884,116	40,211*
Total	$66,900,285	$1,485,590,956	$(1,486,000,983)	$ (1,121)	$(17,406)	$66,471,731	$ 53,814

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $893,059,657)*	$1,248,103,682

Investments in affiliated money market funds, at value (Cost $66,472,176)	66,471,731

Foreign currencies, at value (Cost $4,440,807)	4,440,786

Receivable for:
Fund shares sold	711,017

Dividends	51,996

Investment for trustee deferred compensation and retirement plans	172,589

Other assets	108,939

Total assets	1,320,060,740

Liabilities:
Payable for:
Investments purchased	6,709,077

Fund shares reacquired	1,403,683

Collateral upon return of securities loaned	15,548,737

Accrued fees to affiliates	721,387

Accrued trustees’ and officers’ fees and benefits	1,056

Accrued other operating expenses	152,159

Trustee deferred compensation and retirement plans	191,556

Total liabilities	24,727,655

Net assets applicable to shares outstanding	$1,295,333,085

Net assets consist of:
Shares of beneficial interest	$937,446,155

Distributable earnings	357,886,930

$1,295,333,085

Net Assets:
Class A	$695,429,077

Class C	$37,022,324

Class Y	$46,149,339

Investor Class	$514,752,491

Class R5	$519,956

Class R6	$1,459,898

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,546,014

Class C	1,256,756

Class Y	995,276

Investor Class	11,547,083

Class R5	8,900

Class R6	24,940

Class A:
Net asset value per share	$44.73

Maximum offering price per share (Net asset value of $44.73 ÷ 94.50%)	$47.33

Class C:
Net asset value and offering price per share	$29.46

Class Y:
Net asset value and offering price per share	$46.37

Investor Class:
Net asset value and offering price per share	$44.58

Class R5:
Net asset value and offering price per share	$58.42

Class R6:
Net asset value and offering price per share	$58.54

*	At April 30, 2022, securities with an aggregate value of $14,534,881 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $51,118)	$4,195,303

Dividends from affiliated money market funds (includes securities lending income of $367,628)	375,847

Total investment income	4,571,150

Expenses:
Advisory fees	10,215,305

Administrative services fees	268,027

Custodian fees	19,694

Distribution fees:
Class A	2,266,259

Class C	503,026

Investor Class	978,742

Transfer agent fees – A, C, Y and Investor	2,485,403

Transfer agent fees – R5	896

Transfer agent fees – R6	637

Trustees’ and officers’ fees and benefits	32,913

Registration and filing fees	119,451

Professional services fees	64,131

Other	(105,339)

Total expenses	16,849,145

Less: Fees waived and/or expense offset arrangement(s)	(10,436)

Net expenses	16,838,709

Net investment income (loss)	(12,267,559)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	230,793,267

Affiliated investment securities	(17,406)

Foreign currencies	148,463

230,924,324

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(558,330,404)

Affiliated investment securities	(1,121)

Foreign currencies	(4,569)

(558,336,094)

Net realized and unrealized gain (loss)	(327,411,770)

Net increase (decrease) in net assets resulting from operations	$(339,679,329)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(12,267,559)	$(10,402,059)

Net realized gain	230,924,324	284,219,629

Change in net unrealized appreciation (depreciation)	(558,336,094)	345,991,769

Net increase (decrease) in net assets resulting from operations	(339,679,329)	619,809,339

Distributions to shareholders from distributable earnings:
Class A	(208,241,881)	(56,594,444)

Class C	(15,986,805)	(5,130,047)

Class Y	(14,567,335)	(3,571,098)

Investor Class	(155,570,359)	(44,227,833)

Class R5	(201,871)	(38,272)

Class R6	(377,737)	(56,434)

Total distributions from distributable earnings	(394,945,988)	(109,618,128)

Share transactions–net:
Class A	158,176,772	90,630,656

Class C	6,767,797	9,021,317

Class Y	11,183,160	8,626,013

Investor Class	106,029,412	1,616,279

Class R5	130,044	377,574

Class R6	608,043	809,901

Net increase in net assets resulting from share transactions	282,895,228	111,081,740

Net increase (decrease) in net assets	(451,730,089)	621,272,951

Net assets:
Beginning of year	1,747,063,174	1,125,790,223

End of year	$1,295,333,085	$1,747,063,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$72.50	$(0.49)	$(10.69)	$(11.18)	$(16.59)	$44.73	(20.67)%		$695,429	1.02%		1.02%		(0.75)%		95%
Year ended 04/30/21	50.35	(0.46)	27.38	26.92	(4.77)	72.50	54.37		927,620	1.10		1.10		(0.71)		59
Year ended 04/30/20	49.68	(0.29)	5.71	5.42	(4.75)	50.35	11.31		572,351	1.19		1.19		(0.58)		38
Year ended 04/30/19	46.98	(0.34)	6.66	6.32	(3.62)	49.68	14.87		443,050	1.23		1.23		(0.71)		48
Year ended 04/30/18	39.78	(0.29)	9.31	9.02	(1.82)	46.98	22.94		377,444	1.27		1.28		(0.63)		47
Class C
Year ended 04/30/22	53.59	(0.68)	(6.86)	(7.54)	(16.59)	29.46	(21.24	)(d)	37,022	1.74	(d)	1.74	(d)	(1.47	)(d)	95
Year ended 04/30/21	38.38	(0.72)	20.70	19.98	(4.77)	53.59	53.20	(d)	56,566	1.84	(d)	1.84	(d)	(1.45	)(d)	59
Year ended 04/30/20	39.21	(0.51)	4.43	3.92	(4.75)	38.38	10.47		32,723	1.94		1.94		(1.33)		38
Year ended 04/30/19	38.15	(0.57)	5.25	4.68	(3.62)	39.21	13.98		28,217	1.98		1.98		(1.46)		48
Year ended 04/30/18	32.84	(0.51)	7.64	7.13	(1.82)	38.15	22.02		39,954	2.02		2.03		(1.38)		47
Class Y
Year ended 04/30/22	74.39	(0.34)	(11.09)	(11.43)	(16.59)	46.37	(20.46)		46,149	0.77		0.77		(0.50)		95
Year ended 04/30/21	51.45	(0.31)	28.02	27.71	(4.77)	74.39	54.75		62,294	0.85		0.85		(0.46)		59
Year ended 04/30/20	50.55	(0.17)	5.82	5.65	(4.75)	51.45	11.57		36,341	0.94		0.94		(0.33)		38
Year ended 04/30/19	47.62	(0.22)	6.77	6.55	(3.62)	50.55	15.16		32,658	0.98		0.98		(0.46)		48
Year ended 04/30/18	40.21	(0.18)	9.41	9.23	(1.82)	47.62	23.22		27,364	1.02		1.03		(0.38)		47
Investor Class
Year ended 04/30/22	72.24	(0.42)	(10.65)	(11.07)	(16.59)	44.58	(20.59	)(e)	514,752	0.91	(e)	0.91	(e)	(0.64	)(e)	95
Year ended 04/30/21	50.13	(0.39)	27.27	26.88	(4.77)	72.24	54.53	(e)	698,143	1.00	(e)	1.00	(e)	(0.61	)(e)	59
Year ended 04/30/20	49.44	(0.24)	5.68	5.44	(4.75)	50.13	11.41	(e)	483,563	1.09	(e)	1.09	(e)	(0.48	)(e)	38
Year ended 04/30/19	46.71	(0.28)	6.63	6.35	(3.62)	49.44	15.02	(e)	475,857	1.11	(e)	1.11	(e)	(0.59	)(e)	48
Year ended 04/30/18	39.53	(0.25)	9.25	9.00	(1.82)	46.71	23.03	(e)	447,456	1.19	(e)	1.20	(e)	(0.55	)(e)	47
Class R5
Year ended 04/30/22	89.51	(0.38)	(14.12)	(14.50)	(16.59)	58.42	(20.43)		520	0.72		0.72		(0.45)		95
Year ended 04/30/21	61.17	(0.32)	33.43	33.11	(4.77)	89.51	54.88		794	0.77		0.77		(0.38)		59
Year ended 04/30/20	59.18	(0.12)	6.86	6.74	(4.75)	61.17	11.74		267	0.81		0.81		(0.20)		38
Year ended 04/30/19	55.03	(0.16)	7.93	7.77	(3.62)	59.18	15.34		263	0.81		0.81		(0.29)		48
Year ended 04/30/18	46.14	(0.11)	10.82	10.71	(1.82)	55.03	23.44		163	0.85		0.85		(0.21)		47
Class R6
Year ended 04/30/22	89.60	(0.32)	(14.15)	(14.47)	(16.59)	58.54	(20.37)		1,460	0.65		0.65		(0.38)		95
Year ended 04/30/21	61.21	(0.29)	33.45	33.16	(4.77)	89.60	54.93		1,647	0.74		0.74		(0.35)		59
Year ended 04/30/20	59.20	(0.10)	6.86	6.76	(4.75)	61.21	11.77		545	0.77		0.77		(0.16)		38
Year ended 04/30/19	55.04	(0.15)	7.93	7.78	(3.62)	59.20	15.36		483	0.80		0.80		(0.28)		48
Year ended 04/30/18	46.14	(0.11)	10.83	10.72	(1.82)	55.04	23.47		42	0.85		0.85		(0.21)		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $50,768,823 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Technology Sector Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended April 30, 2022 and 2021, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.14%, 0.15%, 0.15%, 0.13% and 0.17% for the years ended April 30, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Technology Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14	Invesco Technology Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, the Fund paid the Adviser $15,052 in fees for securities lending agent services.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

15	Invesco Technology Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.670%

Next $500 million	0.640%

Next $1 billion	0.520%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or nonroutine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $8,571.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

16	Invesco Technology Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $178,631 in front-end sales commissions from the sale of Class A shares and $5,249 and $2,666 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $44,235 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,205,248,348	$42,855,334	$–	$1,248,103,682

Money Market Funds	50,922,994	15,548,737	–	66,471,731

Total Investments	$1,256,171,342	$58,404,071	$–	$1,314,575,413

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,865.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

17	Invesco Technology Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$4,616,762	$17,482,335

Long-term capital gain	390,329,226	92,135,793

Total distributions	$394,945,988	$109,618,128

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$15,829,993

Net unrealized appreciation – investments	346,208,044

Net unrealized appreciation (depreciation) – foreign currencies	(21)

Temporary book/tax differences	(128,529)

Late-Year ordinary loss deferral	(4,022,557)

Shares of beneficial interest	937,446,155

Total net assets	$1,295,333,085

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $1,593,017,466 and $1,747,721,835, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$458,417,258

Aggregate unrealized (depreciation) of investments	(112,209,214)

Net unrealized appreciation of investments	$346,208,044

Cost of investments for tax purposes is $968,367,369.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2022, undistributed net investment income (loss) was increased by $8,280,270, undistributed net realized gain was decreased by $149,769 and shares of beneficial interest was decreased by $8,130,501. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,371,249	$87,998,241	2,424,624	$155,662,427

Class C	234,628	10,650,234	581,568	27,717,028

Class Y	204,239	14,130,751	328,857	22,058,618

Investor Class	239,589	15,831,631	393,364	25,231,915

Class R5	9,890	855,884	4,867	406,156

Class R6	20,075	1,635,365	18,141	1,545,267

18	Invesco Technology Fund

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	3,381,794	$196,278,887	805,806	$53,328,295

Class C	399,683	15,323,844	99,475	4,879,329

Class Y	208,824	12,552,395	47,373	3,213,783

Investor Class	2,530,324	146,328,615	638,359	42,074,205

Class R5	2,589	196,050	450	36,743

Class R6	4,777	362,355	669	54,649

Automatic conversion of Class C shares to Class A shares:
Class A	77,251	4,881,266	147,275	9,862,474

Class C	(111,048)	(4,881,266)	(197,768)	(9,862,474)

Reacquired:
Class A	(2,078,969)	(130,981,622)	(1,950,128)	(128,222,540)

Class C	(322,051)	(14,325,015)	(280,337)	(13,712,566)

Class Y	(255,186)	(15,499,986)	(245,149)	(16,646,388)

Investor Class	(887,693)	(56,130,834)	(1,013,391)	(65,689,841)

Class R5	(12,448)	(921,890)	(807)	(65,325)

Class R6	(18,291)	(1,389,677)	(9,341)	(790,015)

Net increase in share activity	4,999,226	$282,895,228	1,793,907	$111,081,740

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Technology Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$721.80	$4.48	$1,019.59	$5.26	1.05%
Class C	1,000.00	719.20	7.72	1,015.82	9.05	1.81
Class Y	1,000.00	722.80	3.42	1,020.83	4.01	0.80
Investor Class	1,000.00	722.10	4.18	1,019.93	4.91	0.98
Class R5	1,000.00	722.90	3.20	1,021.08	3.76	0.75
Class R6	1,000.00	723.20	2.91	1,021.42	3.41	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$390,329,226
Qualified Dividend Income*	24.21%
Corporate Dividends Received Deduction*	20.18%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$4,616,762

22	Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None

Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Technology Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	I-TEC-AR-1

Annual Report to Shareholders	April 30, 2022

Invesco Value Opportunities Fund

Nasdaq:

A: VVOAX ∎ C: VVOCX ∎ R: VVORX ∎ Y: VVOIX ∎ R5: VVONX ∎ R6: VVOSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2022, Class A shares of Invesco Value Opportunities Fund (the Fund), at net asset value (NAV), outperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/21 to 4/30/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.01%
Class C Shares	3.23
Class R Shares	3.73
Class Y Shares	4.25
Class R5 Shares	4.35
Class R6 Shares	4.38
S&P 500 Index▼ (Broad Market Index)	0.21
S&P 1500 Value Index▼ (Style-Specific Index)	2.66
Lipper Multi-Cap Value Funds Index∎ (Peer Group Index)	0.18

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September, 2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate (WTI)) rose to nearly $85 per barrel in October, 3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

    During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers since we typically structure the portfolio significantly differently than these benchmarks.

    The Fund outperformed the S&P 1500 Value Index during the fiscal year. Drivers of Fund performance were mainly stock-specific. However, the Fund’s overweight position in energy helped the Fund’s relative performance versus the S&P 1500 Value Index as the sector posted large gains. Conversely, the Fund’s underweight positions in real estate, consumer staples and utilities hurt the Fund’s relative performance as these sectors outperformed. Select holdings within the energy and financials sectors contributed the most to absolute Fund performance. Select holdings in consumer discretionary and communication services were the largest detractors.

    Financial services companies Athene and First Horizon were among the largest contributors to overall Fund performance. Shares of retirement services company Athene rose in anticipation of their merger into Apollo Global on January 1, 2022. We continued to hold the position in Apollo Global after the merger. Shares of First Horizon rose after it was announced that the company would be acquired by TD Bank Group (not a Fund holding) for a significant premium. We sold First Horizon after the acquisition was announced. Energy holdings Marathon Petroleum, Pioneer Natural Resources and Diamondback Energy also made large contributions to performance. Shares of these companies rose along with the energy sector in general due to the sharp rise in oil prices.

    Alibaba Group and Baidu were among the largest detractors of absolute Fund performance during the fiscal year. Alibaba is the world’s largest online and mobile commerce company, which operates China’s most popular online marketplaces. Baidu is the largest Internet search engine in China. Shares of both companies fell toward the end of the fiscal year, along with many Chinese stocks in general. We sold the Fund’s positions in Alibaba and Baidu during the fiscal year. Consumer discretionary company Dana was also among the largest detractor of the overall performance. Shares of the auto-parts company fell due to lingering supply-chain issues and cost inflation that negatively impacted their customers’ ability to produce vehicles. We used the short-term price decline as an opportunity to add to our position in Dana.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

2	Invesco Value Opportunities Fund

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund was attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

    We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment in Invesco Value Opportunities Fund and for sharing our long-term investment perspective.

1	Source: US Bureau of Economic Analysis

2	Source: US Bureau of Labor Statistics

3	Source: Bloomberg LP

4	Source: Lipper Inc.

Portfolio manager(s):

Jonathan Edwards - Lead

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 4/30/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Value Opportunities Fund

Average Annual Total Returns
As of 4/30/22, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	6.26%
10 Years	9.62
5 Years	9.27
1 Year	-1.71

Class C Shares
Inception (6/25/01)	6.24%
10 Years	9.63
5 Years	9.75
1 Year	2.29

Class R Shares
Inception (5/23/11)	9.40%
10 Years	9.97
5 Years	10.25
1 Year	3.73

Class Y Shares
Inception (3/23/05)	6.88%
10 Years	10.52
5 Years	10.80
1 Year	4.25

Class R5 Shares
Inception (5/23/11)	10.15%
10 Years	10.71
5 Years	10.96
1 Year	4.35

Class R6 Shares
10 Years	10.48%
5 Years	11.00
1 Year	4.38

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Value Opportunities Fund

Supplemental Information

Invesco Value Opportunities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 1500® Value Index tracks the performance of US large-, mid- and small-cap value stocks.
∎	The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Value Opportunities Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	31.43%

Energy	17.81

Health Care	13.19

Financials	8.00

Consumer Discretionary	6.29

Information Technology	5.64

Materials	5.11

Consumer Staples	5.01

Utilities	1.51

Money Market Funds Plus Other Assets Less Liabilities	6.01

Top 10 Equity Holdings*

		% of total net assets

1.	AECOM	2.86%

2.	Flex Ltd.	2.80

3.	Univar Solutions, Inc.	2.79

4.	KBR, Inc.	2.76

5.	Air Lease Corp.	2.76

6.	Marathon Petroleum Corp.	2.65

7.	Spectrum Brands Holdings, Inc.	2.50

8.	US Foods Holding Corp.	2.50

9.	Encompass Health Corp.	2.46

10.	Cigna Corp.	2.46

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2022.

7	Invesco Value Opportunities Fund

Schedule of Investments(a)

April 30, 2022

	Shares	Value
Common Stocks & Other Equity Interests-93.99%
Aerospace & Defense-5.06%

BWX Technologies, Inc.(b)	271,800	$ 14,111,856

Huntington Ingalls Industries, Inc.	102,600	21,827,124

Rheinmetall AG (Germany)	94,200	21,292,325

		57,231,305

Asset Management & Custody Banks-1.13%

Apollo Global Management, Inc.(b)	257,332	12,804,840

Auto Parts & Equipment-1.67%

Dana, Inc.	1,276,668	18,907,453

Building Products-0.02%

Builders FirstSource, Inc.(c)	1,600	98,512

Carlisle Cos., Inc.	400	103,744

		202,256

Casinos & Gaming-0.00%

International Game Technology PLC	1,000	21,830

Construction & Engineering-4.42%

AECOM	458,773	32,371,023

HOCHTIEF AG (Germany)	129,100	7,867,029

MasTec, Inc.(c)	135,600	9,764,556

		50,002,608

Construction Machinery & Heavy Trucks-0.79%

Oshkosh Corp.	97,000	8,966,680

Consumer Finance-0.02%

SLM Corp.	12,500	209,125

Distributors-1.43%

LKQ Corp.	325,100	16,134,713

Diversified Chemicals-2.28%

Huntsman Corp.	762,000	25,808,940

Electrical Components & Equipment-1.73%

nVent Electric PLC	500	16,890

Vertiv Holdings Co.	1,555,100	19,485,403

		19,502,293

Electronic Manufacturing Services-4.77%

Flex Ltd.(c)	1,921,300	31,682,237

Jabil, Inc.	386,078	22,288,283

		53,970,520

Food Distributors-2.50%

US Foods Holding Corp.(c)	749,574	28,198,974

Forest Products-0.01%

Louisiana Pacific Corp.	1,000	64,520

Gold-0.98%

Yamana Gold, Inc. (Brazil)	2,016,100	11,108,711

Health Care Facilities-4.49%

Encompass Health Corp.	404,518	27,842,974

Universal Health Services, Inc., Class B	186,800	22,888,604

		50,731,578

	Shares	Value
Health Care Services-4.87%

Cigna Corp.	112,600	$ 27,787,428

Fresenius Medical Care AG & Co. KGaA (Germany)	436,198	27,321,101

		55,108,529

Hotels, Resorts & Cruise Lines-3.19%

Booking Holdings, Inc.(c)	6,375	14,090,726

Hilton Grand Vacations, Inc.(c)	201,139	9,419,339

Travel + Leisure Co.	225,899	12,532,877

		36,042,942

Household Products-2.51%

Energizer Holdings, Inc.	7,054	213,666

Spectrum Brands Holdings, Inc.(b)	331,571	28,206,745

		28,420,411

Human Resource & Employment Services-1.74%

ManpowerGroup, Inc.	218,278	19,688,676

Independent Power Producers & Energy Traders-1.51%

Vistra Corp.	683,800	17,108,676

Industrial Machinery-3.63%

Crane Co.(b)	202,300	19,467,329

Timken Co. (The)	374,500	21,586,180

		41,053,509

Integrated Oil & Gas-1.49%

Shell PLC, ADR (Netherlands)	315,900	16,878,537

Investment Banking & Brokerage-1.68%

Goldman Sachs Group, Inc. (The)	62,100	18,970,929

Managed Health Care-3.83%

Anthem, Inc.	34,500	17,316,585

Centene Corp.(c)	322,700	25,993,485

		43,310,070

Oil & Gas Exploration & Production-9.75%

APA Corp.	355,600	14,554,708

ARC Resources Ltd. (Canada)	1,228,400	17,030,167

Diamondback Energy, Inc.	164,400	20,752,212

Ovintiv, Inc.(b)	362,400	18,551,256

Pioneer Natural Resources Co.	114,404	26,595,498

Southwestern Energy Co.(c)	1,699,500	12,746,250

		110,230,091

Oil & Gas Refining & Marketing-5.48%

HF Sinclair Corp.(c)	393,800	14,972,276

Marathon Petroleum Corp.	342,800	29,912,728

Phillips 66	196,800	17,074,368

		61,959,372

Oil & Gas Storage & Transportation-1.09%

New Fortress Energy, Inc.(b)	317,700	12,320,406

Other Diversified Financial Services-0.04%

Equitable Holdings, Inc.	16,100	464,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Value Opportunities Fund

	Shares	Value

Paper Packaging-0.50%

Sealed Air Corp.	87,100	$ 5,592,691

Regional Banks-5.06%

Huntington Bancshares, Inc.	1,992,829	26,205,701

PacWest Bancorp	288,055	9,474,129

Webster Financial Corp.	431,532	21,572,285

		57,252,115

Research & Consulting Services-6.57%

CACI International, Inc., Class A(c)	78,582	20,847,804

Jacobs Engineering Group, Inc.	159,500	22,098,725

KBR, Inc.(b)	634,200	31,221,666

Science Applications International Corp.	1,000	83,230

		74,251,425

Semiconductors-0.87%

Skyworks Solutions, Inc.	86,700	9,823,110

Silver-0.00%

Pan American Silver Corp. (Canada)	1,000	24,770

Specialty Chemicals-1.34%

Axalta Coating Systems Ltd.(c)	583,000	14,790,710

Element Solutions, Inc.	18,000	371,160

		15,161,870

Thrifts & Mortgage Finance-0.07%

MGIC Investment Corp.	28,158	367,744

Radian Group, Inc.	18,703	400,057

		767,801

Trading Companies & Distributors-7.47%

AerCap Holdings N.V. (Ireland)(c)	208,600	9,743,706

Air Lease Corp.	773,700	31,164,636

	Shares	Value
Trading Companies & Distributors-(continued)

Univar Solutions, Inc.(c)	1,082,500	$31,522,400

WESCO International, Inc.(c)	97,100	11,968,546

		84,399,288

Total Common Stocks & Other Equity Interests (Cost $924,112,086)		1,062,695,727

Money Market Funds-7.28%

Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e)	28,871,686	28,871,686

Invesco Liquid Assets Portfolio, Institutional Class, 0.29%(d)(e)	20,487,280	20,483,182

Invesco Treasury Portfolio, Institutional Class, 0.23%(d)(e)	32,996,212	32,996,212

Total Money Market Funds (Cost $82,350,686)		82,351,080

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.27% (Cost $1,006,462,772)		1,145,046,807

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.01%

Invesco Private Government Fund, 0.40%(d)(e)(f)	16,983,103	16,983,103

Invesco Private Prime Fund, 0.35%(d)(e)(f)	39,627,240	39,627,240

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $56,610,343)		56,610,343

TOTAL INVESTMENTS IN SECURITIES-106.28% (Cost $1,063,073,115)		1,201,657,150

OTHER ASSETS LESS LIABILITIES-(6.28)%		(70,995,447)

NET ASSETS-100.00%		$1,130,661,703

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,006,765	$181,734,668	$(163,869,747)	$-	$-	$28,871,686	$3,998
Invesco Liquid Assets Portfolio, Institutional Class	8,222,217	129,092,378	(116,826,718)	(1,227)	(3,468)	20,483,182	6,689
Invesco Treasury Portfolio, Institutional Class	12,579,160	207,696,763	(187,279,711)	-	-	32,996,212	7,601
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	106,459,390	(89,476,287)	-	-	16,983,103	4,071*
Invesco Private Prime Fund	-	218,101,129	(178,469,391)	-	(4,498)	39,627,240	13,560*
Total	$31,808,142	$843,084,328	$(735,921,854)	$(1,227)	$(7,966)	$138,961,423	$35,919

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Value Opportunities Fund

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $924,112,086)*	$1,062,695,727

Investments in affiliated money market funds, at value (Cost $138,961,029)	138,961,423

Foreign currencies, at value (Cost $72,725)	71,029

Receivable for:

Fund shares sold	1,691,411

Dividends	323,324

Investment for trustee deferred compensation and retirement plans	401,511

Other assets	84,968

Total assets	1,204,229,393

Liabilities:

Payable for:

Investments purchased	15,426,752

Fund shares reacquired	497,075

Collateral upon return of securities loaned	56,610,343

Accrued fees to affiliates	482,888

Accrued trustees’ and officers’ fees and benefits	867

Accrued other operating expenses	119,882

Trustee deferred compensation and retirement plans	429,883

Total liabilities	73,567,690

Net assets applicable to shares outstanding	$1,130,661,703

Net assets consist of:

Shares of beneficial interest	$919,371,844

Distributable earnings	211,289,859

$1,130,661,703

Net Assets:

Class A	$739,859,790

Class C	$16,682,340

Class R	$12,018,090

Class Y	$123,154,230

Class R5	$311,382

Class R6	$238,635,871

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	44,784,928

Class C	1,101,562

Class R	738,570

Class Y	7,427,026

Class R5	18,606

Class R6	14,244,655

Class A:

Net asset value per share	$16.52

Maximum offering price per share (Net asset value of $16.52 ÷ 94.50%)	$17.48
Class C:

Net asset value and offering price per share	$15.14
Class R:

Net asset value and offering price per share	$16.27
Class Y:

Net asset value and offering price per share	$16.58
Class R5:

Net asset value and offering price per share	$16.74
Class R6:

Net asset value and offering price per share	$16.75

*	At April 30, 2022, securities with an aggregate value of $54,017,279 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $155,974)	$14,432,796

Dividends from affiliated money market funds (includes securities lending income of $11,032)	29,320

Total investment income	14,462,116

Expenses:
Advisory fees	6,208,104

Administrative services fees	132,923

Distribution fees:
Class A	1,875,846

Class C	157,333

Class R	58,080

Transfer agent fees – A, C, R and Y	1,336,991

Transfer agent fees – R5	505

Transfer agent fees – R6	21,711

Trustees’ and officers’ fees and benefits	26,538

Registration and filing fees	120,514

Reports to shareholders	60,551

Professional services fees	47,364
Other	18,062

Total expenses	10,064,522

Less: Fees waived and/or expense offset arrangement(s)	(10,625)

Net expenses	10,053,897

Net investment income	4,408,219

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	137,825,566

Affiliated investment securities	(7,966)

Foreign currencies	32,785

137,850,385

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(121,048,810)

Affiliated investment securities	(1,227)

Foreign currencies	(4,381)

(121,054,418)

Net realized and unrealized gain	16,795,967

Net increase in net assets resulting from operations	$21,204,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	2022	2021

Operations:
Net investment income	$4,408,219	$3,033,396

Net realized gain	137,850,385	75,487,337

Change in net unrealized appreciation (depreciation)	(121,054,418)	317,394,096

Net increase in net assets resulting from operations	21,204,186	395,914,829

Distributions to shareholders from distributable earnings:
Class A	(61,999,730)	(1,438,862)

Class C	(1,327,689)	—

Class R	(961,705)	—

Class Y	(5,271,622)	(175,795)

Class R5	(50,047)	(3,771)

Class R6	(5,572,097)	(246,332)

Total distributions from distributable earnings	(75,182,890)	(1,864,760)

Share transactions–net:
Class A	47,424,930	(54,716,345)

Class C	4,801,774	(3,891,646)

Class R	2,232,995	(707,566)

Class Y	49,736,649	36,447,060

Class R5	(398,634)	(26,905)

Class R6	201,419,924	1,580,342

Net increase (decrease) in net assets resulting from share transactions	305,217,638	(21,315,060)

Net increase in net assets	251,238,934	372,735,009

Net assets:
Beginning of year	879,422,769	506,687,760

End of year	$1,130,661,703	$879,422,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Value Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 04/30/22	$17.34	$0.08	$0.60		$0.68	$(0.10)	$(1.40)	$(1.50)	$16.52	4.01%		$739,860	1.11%		1.11%		0.44%		65%
Year ended 04/30/21	9.44	0.06	7.87		7.93	(0.03)	–	(0.03)	17.34	84.15		726,801	1.22		1.22		0.45		62
Year ended 04/30/20	12.84	0.03	(3.18	)(d)	(3.15)	–	(0.25)	(0.25)	9.44	(25.02	)(d)	440,826	1.21		1.21		0.27		41
Year ended 04/30/19	14.24	0.00	0.18		0.18	–	(1.58)	(1.58)	12.84	3.58		658,685	1.21		1.21		0.02		51
Year ended 04/30/18	13.50	0.01	1.48		1.49	–	(0.75)	(0.75)	14.24	10.87		662,211	1.21		1.21		0.04		30
Class C
Year ended 04/30/22	16.04	(0.05)	0.55		0.50	–	(1.40)	(1.40)	15.14	3.16		16,682	1.86		1.86		(0.31)		65
Year ended 04/30/21	8.77	(0.02)	7.29		7.27	–	–	–	16.04	82.90	(e)	12,906	1.89	(e)	1.89	(e)	(0.22	)(e)	62
Year ended 04/30/20	12.02	(0.04)	(2.96	)(d)	(3.00)	–	(0.25)	(0.25)	8.77	(25.48	)(d)(e)	10,107	1.85	(e)	1.85	(e)	(0.37	)(e)	41
Year ended 04/30/19	13.54	(0.09)	0.15		0.06	–	(1.58)	(1.58)	12.02	2.83	(e)	17,027	1.92	(e)	1.92	(e)	(0.69	)(e)	51
Year ended 04/30/18	12.96	(0.09)	1.42		1.33	–	(0.75)	(0.75)	13.54	10.07	(e)	68,174	1.91	(e)	1.91	(e)	(0.66	)(e)	30
Class R
Year ended 04/30/22	17.09	0.03	0.60		0.63	(0.05)	(1.40)	(1.45)	16.27	3.73		12,018	1.36		1.36		0.19		65
Year ended 04/30/21	9.31	0.03	7.75		7.78	–	–	–	17.09	83.57		10,385	1.47		1.47		0.20		62
Year ended 04/30/20	12.69	0.00	(3.13	)(d)	(3.13)	–	(0.25)	(0.25)	9.31	(25.16	)(d)	6,362	1.46		1.46		0.02		41
Year ended 04/30/19	14.13	(0.03)	0.17		0.14	–	(1.58)	(1.58)	12.69	3.32		10,898	1.46		1.46		(0.23)		51
Year ended 04/30/18	13.43	(0.03)	1.48		1.45	–	(0.75)	(0.75)	14.13	10.63		12,955	1.46		1.46		(0.21)		30
Class Y
Year ended 04/30/22	17.42	0.12	0.61		0.73	(0.17)	(1.40)	(1.57)	16.58	4.25		123,154	0.86		0.86		0.69		65
Year ended 04/30/21	9.49	0.09	7.91		8.00	(0.07)	–	(0.07)	17.42	84.48		81,115	0.97		0.97		0.70		62
Year ended 04/30/20	12.86	0.06	(3.18	)(d)	(3.12)	–	(0.25)	(0.25)	9.49	(24.74	)(d)	23,760	0.96		0.96		0.52		41
Year ended 04/30/19	14.23	0.04	0.17		0.21	–	(1.58)	(1.58)	12.86	3.80		37,469	0.96		0.96		0.27		51
Year ended 04/30/18	13.46	0.04	1.48		1.52	–	(0.75)	(0.75)	14.23	11.13		39,323	0.96		0.96		0.29		30
Class R5
Year ended 04/30/22	17.58	0.13	0.62		0.75	(0.19)	(1.40)	(1.59)	16.74	4.35		311	0.81		0.81		0.74		65
Year ended 04/30/21	9.58	0.11	7.98		8.09	(0.09)	–	(0.09)	17.58	84.70		714	0.84		0.84		0.83		62
Year ended 04/30/20	12.95	0.08	(3.20	)(d)	(3.12)	–	(0.25)	(0.25)	9.58	(24.57	)(d)	406	0.80		0.80		0.68		41
Year ended 04/30/19	14.29	0.05	0.19		0.24	–	(1.58)	(1.58)	12.95	4.01		2,212	0.84		0.84		0.39		51
Year ended 04/30/18	13.50	0.06	1.48		1.54	–	(0.75)	(0.75)	14.29	11.25		2,439	0.84		0.84		0.41		30
Class R6
Year ended 04/30/22	17.60	0.14	0.62		0.76	(0.21)	(1.40)	(1.61)	16.75	4.38		238,636	0.74		0.74		0.81		65
Year ended 04/30/21	9.59	0.11	8.00		8.11	(0.10)	–	(0.10)	17.60	84.81		47,501	0.78		0.78		0.89		62
Year ended 04/30/20	12.97	0.09	(3.22	)(d)	(3.13)	–	(0.25)	(0.25)	9.59	(24.61	)(d)	25,226	0.75		0.75		0.73		41
Year ended 04/30/19	14.31	0.06	0.18		0.24	–	(1.58)	(1.58)	12.97	4.00		32,666	0.79		0.79		0.44		51
Year ended 04/30/18	13.50	0.08	1.48		1.56	–	(0.75)	(0.75)	14.31	11.40		28,305	0.77		0.77		0.48		30

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(3.28), $(3.06), $(3.23), $(3.28), $(3.30) and $(3.32) for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Total returns would have been lower.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.92%, 0.89%, 0.96% and 0.95% for the years ended April 30, 2021, 2020, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Value Opportunities Fund

Notes to Financial Statements

April 30, 2022

NOTE 1–Significant Accounting Policies

Invesco Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15	Invesco Value Opportunities Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended April 30, 2022, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

16	Invesco Value Opportunities Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $1.5 billion	0.620%

Next $2.5 billion	0.595%

Next $2.5 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended April 30, 2022, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2022, the Adviser waived advisory fees of $9,756.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and

17	Invesco Value Opportunities Fund

Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The Fund pursuant to the Class R Plan, pays IDI compensation at the annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2022, IDI advised the Fund that IDI retained $74,719 in front-end sales commissions from the sale of Class A shares and $2,004 and $3,370 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended April 30, 2022, the Fund incurred $23,471 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,006,215,272	$56,480,455	$–	$1,062,695,727

Money Market Funds	82,351,080	56,610,343	–	138,961,423

Total Investments	$1,088,566,352	$113,090,798	$–	$1,201,657,150

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $869.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18	Invesco Value Opportunities Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021

Ordinary income*	$24,749,559	$1,864,760

Long-term capital gain	50,433,331	–

Total distributions	$75,182,890	$1,864,760

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$11,364,622

Undistributed long-term capital gain	62,748,115

Net unrealized appreciation – investments	137,471,458

Net unrealized appreciation (depreciation) – foreign currencies	(1,585)

Temporary book/tax differences	(292,751)

Shares of beneficial interest	919,371,844

Total net assets	$1,130,661,703

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2022 was $763,960,262 and $589,462,143, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$180,355,641

Aggregate unrealized (depreciation) of investments	(42,884,183)

Net unrealized appreciation of investments	$137,471,458

Cost of investments for tax purposes is $1,064,185,692.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and securities litigation, on April 30, 2022, undistributed net investment income was increased by $40,825 and undistributed net realized gain was decreased by $40,825. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	5,596,836	$98,890,458	2,870,748	$39,414,520

Class C	537,592	8,724,393	221,764	2,934,318

Class R	215,038	3,725,619	153,622	2,028,168

Class Y	7,694,815	135,458,385	2,822,923	45,071,238

Class R5	3,020	54,364	373	4,296

Class R6	12,222,090	213,785,199	969,048	13,100,519

19	Invesco Value Opportunities Fund

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2022(a)		April 30, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	3,569,641	$58,470,723	100,360	$1,347,839

Class C	85,368	1,285,645	-	-

Class R	59,549	961,705	-	-

Class Y	237,341	3,899,517	11,097	149,592

Class R5	2,442	40,489	275	3,734

Class R6	326,930	5,423,773	17,601	239,545

Automatic conversion of Class C shares to Class A shares:
Class A	90,227	1,564,188	277,655	3,624,976

Class C	(98,066)	(1,564,188)	(299,635)	(3,624,976)

Reacquired:
Class A	(6,382,803)	(111,500,439)	(8,015,628)	(99,103,680)

Class C	(228,137)	(3,644,076)	(269,660)	(3,200,988)

Class R	(143,657)	(2,454,329)	(229,550)	(2,735,734)

Class Y	(5,161,762)	(89,621,253)	(682,026)	(8,773,770)

Class R5	(27,484)	(493,487)	(2,450)	(34,935)

Class R6	(1,002,981)	(17,789,048)	(919,591)	(11,759,722)

Net increase (decrease) in share activity	17,595,999	$305,217,638	(2,973,074)	$(21,315,060)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20	Invesco Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds) and Shareholders of Invesco Value Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Value Opportunities Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

June 22, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$980.70	$5.40	$1,019.34	$5.51	1.10%
Class C	1,000.00	977.50	9.07	1,015.62	9.25	1.85
Class R	1,000.00	979.40	6.63	1,018.10	6.76	1.35
Class Y	1,000.00	981.60	4.18	1,020.58	4.26	0.85
Class R5	1,000.00	982.60	3.93	1,020.83	4.01	0.80
Class R6	1,000.00	982.40	3.59	1,021.17	3.66	0.73

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2021 through April 30, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22	Invesco Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$50,433,331
Qualified Dividend Income*	69.01%
Corporate Dividends Received Deduction*	64.18%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$19,217,359

23	Invesco Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	190	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	190

Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit);

Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	190	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Value Opportunities Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 002-85905	Invesco Distributors, Inc.	VK-VOPP-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL	ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate held a financial interest directly in an investment company within the Invesco Funds Investment Company Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the audit services performed by the individual were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit, the financial interest was not material to the net worth of the individual or his respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or the individual ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021

Audit Fees	$ 287,550	$ 300,950
Audit-Related Fees(1)	$0	$ 13,872
Tax Fees(2)	$ 158,721	$ 218,860
All Other Fees	$ 0	$ 0
Total Fees	$ 446,271	$ 533,682
(1)	Audit-Related Fees for the fiscal years ended April 30, 2021 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended April 30, 2022 and April 30, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 793,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 793,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,763,000 for the fiscal year ended April 30, 2022 and $7,776,000 for the fiscal year ended April 30, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,681,721 for the fiscal year ended April 30, 2022 and $8,787,860 for the fiscal year ended April 30, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.    CONTROLS AND PROCEDURES.

(a)

As of June 16, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 16, 2022, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	July 6, 2022